Exhibit 99.1

JBS S.A. CNPJ/MF No. 02.916.265/0001-60 NIRE 35.300.330.587 Publicly-held Company MINUTES OF THE EXTRAORDINARY GENERAL MEETING HELD ON MAY 23, 2025 Date, time and location. On May 23, 2025, at 10:00 a.m., at the headquarters of JBS S.A., at Avenida Marginal Direita do Tietê, No. 500, Block 3, auditorium, Vila Jaguara, CEP 05118-100, in the city of São Paulo, state of São Paulo (“Company”). Call Notice. The Call Notice was published in the daily newspaper “Valor Econômico”, national edition and electronic edition, on April 23, 24 and 25, 2025, respectively on pages E10, E7 and E2, pursuant to article 124 of Law No. 6,404, of December 15, 1976, as amended (“Corporation Law”). Attendance. Shareholders representing: (i) 92.74% of the total voting shares issued by the Company; and (ii) 86.47% of the Company’s total outstanding shares, thus considered the Company’s shares, with the exception of shares held by the controlling shareholder, the persons related to him, the Company’s managers and those held in treasury, and there is, therefore, sufficient quorum for the installation of this extraordinary general meeting, pursuant to the Corporation Law (“EGM”). Pursuant to article 47 of the Resolution of the Brazilian Securities and Exchange Commission (“CVM”) No. 81, of March 29, 2022 (“CVM Resolution 81”), shareholders who physically attended or were validly represented and shareholders whose remote voting ballots have been considered valid by the Company are considered to be present at this meeting. Also present during the meeting were Messrs. Jeremiah O’ Callaghan, Director and Chairman of the Board, Adrian Lima da Hora, Chairman of the Fiscal Council, and Mr. Daniel Schmidt Pitta, General Counsel. Also present was Mr. Ricardo Guimarães Ribeiro, representative of KPMG AUDITORES INDEPENDENTES LTDA., a limited liability company, headquartered at Rua Verbo Divino, nº 1.400, 1st to 8th floors, Chácara Santo Antônio, in the City and State of São Paulo, registered with the CNPJ/MF under No. 57.755.217/0001-29, registered with the Regional Accounting Council of São Paulo under No. 2SP-014428/O-6 (“KPMG” or “Appraiser”), responsible for preparing the appraisal report of the value of the shares issued by JBS S.A. to be merged into JBS Participações Societárias S.A. (“JBS Participações”), in connection with the Merger of Shares, based on the book value of the shares issued by JBS S.A. on December 31, 2024 (“Base Date”), for the purposes of verification of the capital increase of JBS Participações, as provided for in article 252 of the Corporation Law (“Appraisal Report”).

Presiding Board. The presiding board of this meeting was composed of Jeremiah O’ Callaghan, Chairman of the Meeting, and Daniel Schmidt Pitta, appointed as Secretary of the Meeting, pursuant to article 11 of the Company’s Bylaws. Installation and Approval Quorums. The quorums for installation and resolution of this EGM are based on the provisions of the applicable laws and regulations, in particular the Corporation Law and the Novo Mercado Regulation of B3 S.A.—Brasil, Bolsa, Balcão (“B3”). The quorums for installation and resolution by each matter of this EGM’s agenda, as well as the demonstration of compliance with such quorums, are attached hereto as Exhibit I (“Quorum”). Document Reading. The reading of the documents related to agenda of this meeting was waived, since these documents are fully known by the Company’s shareholders and were (i) made available to shareholders at the Company’s headquarters; (ii) made available electronically through the Company’s Investor Relations Department, in the electronic address https://ri.jbs.com.br/; and (iii) submitted to B3, in compliance with the provisions of article 124, paragraph 6, of the Corporation Law; and (iv) submitted to the CVM through its own system, all jointly and within the term required by the applicable laws and regulations. Considerations on the Agenda. The EGM was called in the context of the material facts disclosed by the Company on July 12, 2023, September 4, 2023, March 17, 2025 and April 22, 2025, whereby information regarding the proposed dual listing of its shares on the stock exchange on Brazil and on the United States of America was disclosed. As disclosed in the abovementioned material facts, JBS wishes to promote a simultaneous dual listing in Brazil and in the United States, having as vehicle JBS N.V., an entity incorporated under the laws of the Netherlands (“JBS N.V.”), which will obtain registration as a foreign issuer with the CVM in order to have Brazilian Depositary Receipts - Level II BDRs admitted to trading on B3 S.A. – Brasil, Bolsa, Balcão (“B3”), backed by its Class A Shares (“Class A Shares”) and will be registered as a foreign issuer (Foreign Private Issuer – FPI) with the Securities and Exchange Commission (“SEC”) in order to have its Class A Shares admitted to trading on the New York Stock Exchange (“NYSE”), resulting in the cessation of trading of JBS S.A. common shares on B3’s “Novo Mercado” listing segment (“Dual Listing”). Completion of the Dual Listing is subject to satisfaction of the Completion Conditions described in the Protocol and Justification of the Merger of Shares Issued by the Company into JBS Participações (“Protocol and Justification”) and in the Management Proposal for this EGM (“Management’s Proposal”). Agenda: (a) to ratify the hiring of the Appraiser to prepare the Appraisal Report;

(b) to examine, discuss and deliberate on the Appraisal Report, prepared by the Appraiser; (c) to examine, discuss and resolve on the Protocol and Justification, which contains all the terms and conditions of the Dual Listing, including the Merger of Shares and the Redemption; (d) to examine, discuss and resolve on the Merger of Shares in the context of the Dual Listing; (e) to examine, discuss and resolve on the non-listing, due to a legal impediment, of JBS N.V. in the B3 “Novo Mercado” segment, pursuant to the sole paragraph of article 46 of B3 Novo Mercado Regulation, as a result of which JBS S.A. will cease its shares traded on B3; (f) to authorize the management of the Company to take all necessary measures to implement the resolutions that may be approved at the EGM, including, without limitation, the implementation of the Merger of Shares and the resulting subscription of new shares to be issued by JBS Participações as a result of the Merger of Shares, on behalf of the shareholders of the Company; and (g) to examine, discuss and resolve on the declaration of the Cash Dividend. The resolution proposals described in items (a) to (g) of the Agenda indicated above are interdependent legal transactions, it being assumed that each of the resolutions on these items is not individually effective without the others also being effective. In addition, in case the Completion Conditions defined in the Protocol and Justification are not met, any matters approved at the EGM hereby will not produce effects. Resolutions: Once the works began, it was resolved by the majority of the shareholders present (i) to dispense with the reading of the Call Notice, the Management Proposal and other documents related to the Agenda of this EGM; (ii) to draw up this minutes in the summary format, pursuant to article 130, paragraph 1, of the Corporation Law, with the right to submit separate manifestations of votes that, after being received by the board of this meeting, will be filed at the Company’s headquarters; and (iii) publish these minutes jointly with omission of the signatures of the shareholders, pursuant to paragraph 2 of article 130 of the Brazilian Corporation Law. The Company informed that the remote voting ballot system was adopted, pursuant to CVM Resolution 81 and that, pursuant to article 48, paragraph 5, of said resolution, will not be considered the remote voting instructions of (i) shareholders or shareholders’ representatives who, physically attending this meeting, request to vote in person; and (ii) shareholders who are not eligible to vote at the meeting or in its resolution. Immediately after, the reading of the map containing the instructions for remote voting was dispensed with, and copies were made available to those present for consultation throughout the works.

After these preliminary considerations and deliberations regarding the formal aspects of the drafting of these minutes, the items contained in the order of the day were considered. (a) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the ratification of the hiring of KPMG to prepare the Appraisal Report; (b) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the Appraisal Report as in the Exhibit III herein, prepared by the Appraiser, was approved, and based on the Appraisal Report was calculated the amount of R$20.19, corresponding to the book value per ordinary stock of the Company on the Base Date, as determined by the Appraisal Report; (c) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the Protocol and Justification, as in the Exhibit II herein, which contains all the terms and conditions of the Dual Listing, including the Merger of Shares and the Redemption; (d) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the Merger of Shares in the context of the Dual Listing; (e) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the non-listing, due to a legal impediment, of JBS N.V. in the B3 “Novo Mercado”, pursuant to the sole paragraph of Article 46 of B3’s Novo Mercado Regulation, as a result of which JBS S.A. will no cease to have its shares traded on B3; (f) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the authorization for the Company’s management to adopt all necessary measures for the implementation of the resolutions approved at this EGM, including, without limitation, the implementation of the Merger of Shares and the resulting subscription of the new shares to be issued by JBS Participações as a result of the Merger of Shares, on behalf of the Company’s shareholders; and

(g) The EGM approved, by majority of valid votes, with abstentions and votes against, according to the voting map as Exhibit IV herein, the declaration of dividends in the amount of R$1.00 (one real) per share (“Cash Dividend”), totaling the amount of R$2,218,116,370 (two billion, two hundred and eighteen million, one hundred and sixteen thousand, three hundred and seventy reais), on account of the balance of profit reserves calculated in the balance sheet of December 31, 2024. The dividends will be imputed to the minimum mandatory dividends for the fiscal year to be ended on December 31, 2025, as applicable. The shareholding position to be adjudged for the distribution of interim dividends will be the position verified at the closing of B3’s trading session on May 23, 2025 (base date), and the shares issued by the Company will be traded ex-dividends from May 26, 2025 (inclusive). The value of dividends per share is estimated and may vary due to any change in the number of treasury shares. The payment of dividends will be made without monetary restatement or adjustment, on a date to be announced in due course by the Company’s Management. The procedures related to the payment of interim dividends will be informed by the Company by means of a Material Fact to be disclosed on this date. (h) It is also noted that, in all matters, there was approval by the majority of holders of outstanding shares issued by the Company present at the meeting, according to the quorums described in Exhibit I. Shareholders J&F and JBS Participações followed the vote in favor of items (a) to (d) of the agenda, given that the majority (50% plus 1 share) of the outstanding shares present at the EGM, that is, considering who attended in person or were validly represented and the shareholders whose remote voting ballots were considered valid by the Company, voted in favor of this matter and the votes of these shareholders are necessary for the sole purpose of reaching the legal quorum required for its approval. Closing, Drafting and Reading of the Minutes. There being no further discussions, the meeting was adjourned for the time necessary to draw up these minutes, which, after being read and found to be in compliance, were signed by all those present. Attendance: Mr. Jeremiah O’ Callaghan, Director and Chairman of the Company’s Board of Directors, Adrian Lima da Hora, Chairman of the Company’s Fiscal Council, Mr. Daniel Schmidt Pitta, Legal Officer. Also present were Mr. Ricardo Guimarães Ribeiro, representatives of KPMG Auditores Independentes Ltda., and Daniel Schmidt Pitta, Legal Director. Shareholders Present: J E F INVESTIMENTOS S.A., p.p Lúcio Batista Martins e Thamirez Cupola Ganino; JBS PARTICIPACOES SOCIETARIAS S.A., p.p Lúcio Batista Martins e Thamirez Cupola Ganino; BNDES PARTICIPACOES S/A – BNDESPAR, p.p. Vicente Giurizatto da Silveira e Maurino Donato Lagrutta Jalom; ADVICE CLUBE DE INVESTIMENTOS, p.p Julio Souza Borba; FIM CP LS INVESTIMENTO NO EXTERIOR, p.p Eduardo Costa Souza; EUGENIO ERMIRIO DE MORAES; LUCIANA VIEIRA COSTA SADDI, p.p Gustavo Rugani do Couto e Silva; LUCIARA RECH PEIL, p.p Gustavo Rugani do Couto e Silva; LUIZ HENRIQUE DOS SANTOS MENDES; FABIO HIRO NAKASHIGUE; RUAN PABLO DALABRIDA; LEANDRO FERREIRA MAIOLI; RAFAEL ANNONI LANGE; BB ACOES GOVERNANCA FI; BB BNC ACOES NOSSA CAIXA NOSSO CLUBE DE INVESTIMENTO; BB BR 910 FUNDO DE INVESTIMENTO RENDA FIXA; BB BR 962 FUNDO DE INVESTIMENTO FINANCEIRO RENDA FIXA RESPON; BB CAP ACOES FUNDO DE INVESTIMENTO; BB ECO GOLD FUNDO DE INVESTIMENTO EM ACOES; BB ETF IAGRO-FFS B3 FUNDO DE ìNDICE; BB

ETF IBOVESPA FUNDO DE INDICE; BB ETF INDICE BOVESPA B3 BR+ FUNDO DE INDICE RESP LTDA; BB ETF SP DIVIDENDOS BRASIL FUNDO DE INDICE; BB PREVIDENCIA ACOES IBRX FUNDO DE INVESTIMENTO; BB TERRA DO SOL FUNDO DE INVESTIMENTO MM CREDITO PRIVADO; BB TOP ACOES AGRO FUNDO DE INVESTIMENTO EM ACOES; BB TOP ACOES DIVIDENDOS FIA; BB TOP ACOES EXPORTACAO FIA; BB TOP ACOES IBOVESPA ATIVO FI; BB TOP ACOES IBOVESPA INDEXADO FI; BB TOP ACOES QUANTITATIVO FUNDO DE INVESTIMENTO; BB TOP ACOES SETORIAL CONSUMO FI; BB TOP ACOES VALOR FUNDO DE INV EM ACOES; BRASILPREV TOP A FUNDO DE INV DE ACOES; BRASILPREV TOP ACOES DIVIDENDOS FI; BRASILPREV TOP PLUS FDO DE INVEST DE ACOES; e BRASILPREV TOP VALOR FUNDO DE INVESTIMENTO EM ACOES, p.p. Daniela Yoko Nice; THE BANK OF NEW YORK MELLON, p.p José Donizette de Oliveira; FUNDO DE INVESTIMENTO EM ACOES CX BR IBX50; FUNDO DE INVEST EM ACOES CAIXA IBRX ATIVO; FIA CAIXA DIVIDENDOS; FIA CAIXA IBOVESPA ATIVO; FUNDO DE INVESTIMENTO EM ACOES CAIXA CONSUMO; FUNDO DE INVESTIMENTO EM ACOES CAIXA BRASIL INDEXA IBOVESPA; CAIXA ETF IBOVESPA FUNDO DE INDICE; CAIXA FIA MASTER DIVIDENDOS QUANTITATIVO; CAIXA FIA INDEXA IAGRO; p.p Mariangela R.P. Fraga e Melchior V. S. Felix; AMUNDI INDEX SOLUTIONS; CAUSEWAY EMERGING MARKETS EQUITY CIT; CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND; CAUSEWAY INTERNATIONAL OPPORTUNITIES GROUP TRUST; CONTI INTERNATIONAL; DPAM L; FIDELITY RUTLAND SQUARE TRUST II: STRATEGIC A E M FUND; SEGALL BRYANT HAMILL EMERGING MARKETS FUND, LP; STICHTING BEDRIJFSTAKPENSIOENFONDS V H S, A,ENGLASZETBEDRIJF, p.p. Ricardo J. M. Gimenes; COMSHELL CONCHA FUNDO DE INVESTIMENTO EM AÇÕES; SAFRA AÇÕES LIVRE MASTER FIA; SAFRA ARQUIMEDES LONG BIAS MASTER FI AÇÕES BDR NÍVEL I; SAFRA CONSUMO MASTER FIA; SAFRA EQUITY PORTFOLIO MASTER FIA; SAFRA GLOBAL EQUITIES FIM; SAFRA KEPLER ADVANCED MASTER FUNDO DE INVESTIMENTO MULTIMERC;SAFRA KEPLER MACRO MASTER FIF CLASSE DE INVESTIMENTO MULTIME;SAFRA MULTI II MASTER FIF CLASSE DE INVESTIMENTO MULTIMERCAD; SAFRA PREV KEPLER EQUITY HEDGE FUNDO DE INVESTIMENTO MULTIME; SAFRA PREV MAXWELL FUNDO DE INVESTIMENTO MULTIMERCADO PREVID, p.p. Gustavo Rugani do Couto e Silva; ADILSON JOAO MASSONI; ADOLFO V DE ALBUQUERQUE; ADRIANA FERNANDES GONCALVES EVARISTO; ADRIANA GOULARTH ORSETTI; ADRIANO CAMARA MARQUES; AHMAD HUSSEIN CHOUMAN; AIRTON BAVARESCO JUNIOR; ALBERTO FREDERICO DA VEIGA JORDAO CORDEIRO; ALBERTO STRIOTTO KRAMER; ALESSANDRO ALBERTO OLIVEIRA; ALEX BEZERRA SOUSA; ALEX PEREIRA DE MORAIS; ALEXANDRE KALLAB FRAIHA; ALEXANDRE LANNES SAMPAIO; ALLAN SUHETT REIS; ALLYSON SULLYVAN RODRIGUES SILVA; ALVARO SABINO DE OLIVEIRA; AMILTON FERNANDES; ANDRE LUIS ZANON; ANDRE RICARDO DE ARAUJO; ANTONIO CARLOS DANTAS MATTOS; ANTONIO DE LISBOA HOLANDA; ANTONIO EDIR GUIZILINI; ANTONIO HILARIO BATISTA; ANTONIO NICOLAU ABUD JR; ANTONIO NICOLAU ABUD NETO; ANTONIO OSCAR DA COSTA PEREIRA; ANTONIO RODRIGUES DE ALMEIDA JUNIOR; ANTONIO SOBRINHO ALMEIDA SOUZA; ARNALDO DOS SANTOS ALMEIDA NETO; ARTHUR AZZI ASSIS DE MELO; ARTHUR BARBOSA QUERO; ARTUR MASCARENHAS

JUNIOR; BRENO SARCINELLI JACOME; BRUNO LABATUT FEDRIZZI; BRUNO LOPES CAMARGO; BRUNO MACEDO ROSA; BRUNO RIBEIRO ALBERNAZ PEREIRA; CAIO CARDOSO DE PAULA; CAMILA DE ASSUNCAO REIS BARCDUCHI; CANDIDA RIBEIRO CAFFE; CARLOS AUGUSTO DE OLIVEIRA; CARLOS AUGUSTO DEL MONACO DE PAULA SANTOS; CARLOS EDUARDO SAMBRANA; CARLOS HENRIQUE MATHIAS; CARLOS JURGEN TEMKE; CARLOS MARCIO DEL FRARO FERREIRA; CARLOS RICARDO MARCELINO VILLELA DE ANDRADE; CAROLINE VECCI ARKALJI; CELSO DIAS LEITE JUNIOR; CICERO DURVAL PACIFICI DOS SANTOS; CID DE CARVALHO GARCIA;CRISTOPHER CAPPER MARIANO DE ALMEIDA; DANIEL FRANCISCO MARTINS PEREIRA; DANIEL MARCUS; DENIO DIAS LIMA CIDREIRA; DIANA SENA DA SILVA; DIEGO CORREIA E SILVA; DIEGO DI MARTINO ADORNO; DIEGO NEVES SACRAMENTO; DIEGO RAYMUNDO DA SILVA; DIMITRI APARICIO DO PRADO; DIOGO MERTEN CRUZ; DIRCE LEIKO KANEOYA; DIRCEU ANTONIO BENELLI; EDER EUGENIO BACK; EDGARD BUTZE GRUDTNER; EDINEI LEONE DO ESPIRITO SANTO; EDMAR FRIGERIO; EDMILSON M SANTOS; EDSON LUIZ BEZERRA JUNIOR; EDUARDO CARVALHO RODRIGUES; EDUARDO MARQUES DE SOUZA DANTAS MATTOS; EDUARDO RODRIGUES DA CUNHA COLOMBO; EHC ADMINISTRACAO DE BENS PROPRIOS E PARTICIPAÇÕES EIRELI; ELIANE DE MIRANDA ROSA AWAD; ELIAS DE OLIVEIRA JUNIOR; ELISIO VITOR FIGUEIREDO JUNIOR; ELOY PEREZ FERNANDEZ; ELTON ALEIXO DE BARROS; ENRICCO GIANFRANCESCO BENETTI; ERICO DE ARRUDA HOLANDA; ERICO PEDROSO DE FREITAS; ERNANI ANGERIO POHREN; EUZEBIO ANGELOTTI NETO; EVALDO LUIS BRAGANCA GUERRA; FABIO ALEXANDRE JUNGBLUT; FABIO CARDOSO DE OLIVEIRA; FABIO CHAVES LEITE; FABIO MARTINS LAGINHA; FABIO WARTH DE SIQUEIRA; FABRICIO GUILHERME PIRES DOS SANTOS; FERNANDA TAVARES R DE OLIVEIRA; FERNANDO FERRI; FERNANDO VERGILI RASZL; FLAVIA CAIADO CAGNIN; FRANCISCO OCTAVIO PINHEIRO JR; FULVIO MORAES RIBEIRO; GABRIEL VICTOR PORTO LOUZADA; GERALDO FRANCISCO HMMEL; GERSON LUIZ PASSERO DUARTE; GILDA MARIA BORGES ALVES SOARES; GILENO VENANCIO CUNHA; GILMAR ANTONIO COMERLATO; GIOVANI DAROS PAIM; GLENIO DIAS FERNANDEZ; GREGORY ELIAS MIGUEL; GUILHERME CAMACHO CHACON; GUILHERME DE SOUZA LIMA MORAES; GUILHERME FONTANA; GUSTAVO DE ALMEIDA STUTZEL; GUSTAVO FIGUEIRA ALMEIDA E ALBUQUERQUE; GUSTAVO PELOSO VIEIRA DE ANDRADE; GVF PRODUCAO DE EVENTOS LTDA; HENRIQUE JOSE FILOMENO FONTES; HENRIQUE KAZUO UEHARA; HERBERT GUIDO ERNESTO; HSIEH WEN HSIANG; HUGO COUTINHO SAVASSI LONGO; HUGO YAMAMOTO SATO; ISABELLE VIVAN DE BASTOS; ISMAR SILVIO BORGES DE MATOS; IUGIRO ROBERTO KUROKI; IVO JOSE DREHER; JACKSON DE PAULA PEREIRA; JACQUELINE RIBEIRO DANTAS DE MELO E BERTIN; JAIME LUIZ SCHENATTO; JAIR RONZANI; JAYME LEITE NUNES JR; JEFERSON EDER FERREIRA DE OLIVEIRA; JENNIFER HUMMEL VICENTE; JI IEUN LEE; JOAO CARLOS CZELUSNIAK; JOAO LUIS GROTH; JOAO PAULO DA CUNHA LIMA; JOAO PAULO DE MOURA DIOGENES; JORGE ALFREDO ZABOT; JORGE GONCALVES ROCANCOURT SALDANHA; JOSE ARNALDO DOS SANTOS SOARES; JOSE CARLOS POLETTI; JOSE CARLOS RAMOS; JOSE EDUARDO LANG JUNIOR; JOSE ROBERTO COIMBRA TAMBASCO; JOSE ROBERTO

MARTINEZ DE CAMARGO; JOSE SCALCO JUNIOR; JULIANA CAROLINA FREGONESI PIVESSO; JULIANA YUMI KOSAKA; JULIANO WILGEN; JULIO CEZAR DE ABREU JUNIOR; JURACI PEREIRA MATOS; KARLIS MIRRA NOVICKS; KATIA BARBOSA FELIX DE OLIVEIRA; KENIA COSTA DE MELO LIBARDI; LAURA LOPES DE OLIVEIRA; LEANDRO ROCHA FRANCO LOPES; LEONARDO KLARNET; LEONARDO RIBEIRO MARTINS; LETICIA SANTOS SCHEFFER; LEVIR DELCARO; LIA ANA VECCI; LUAR CORRETORA DE SEGUROS LTDA; LUCAS MARTINS MAGALHAES DA ROCHA; LUCAS MICHEL GUZZO; LUCIANA DANIELA FALSONI; LUCIANA DO AMARAL RAGONI; LUCIANO SORIANO VENEZIANI; LUIS EDUARDO DE MORICZ; LUIS FERNANDO DOS SANTOS SILVA; LUIZ ANTONIO DE ABREU JUNIOR; LUIZ ANTONIO DE OLIVEIRA; LUIZ ANTONIO DOS SANTOS PRETTI; LUIZ EDUARDO DE AZEVEDO FARIA; LUIZ PAULO DE SOUZA FABRE; MANFREDO PINTO FERREIRA FILHO; MARC ALBERT GUILLEIMUS GOFFEAU; MARCELA DE SOUSA AFONSO ROCHA; MARCELLO BARROSO MIRANDA; MARCELO DUARTE GUIMARAES NETO; MARCELO STRUFALDI CASTELLI; MARCELO YUDI ICIMOTO; MARCIO PINHO TEIXEIRA; MARCIO SAMPAIO PATURY; MARCOS LACERDA GONCALVES; MARCOS ROBERTO KIYONO; MARCOS VELASCO FIGUEIREDO; MARCOS WESLLEY PERES; MARIA CARLA FERREIRA GARCIA; MARIA DE LOURDES MORETTI; MARIA EDUARDA LUCENA VIEIRA; MARINA DE SOUZA HARA; MATEUS CASAGRANDE; MATEUS HENRIQUE POLI; MATHEUS GAI SILVA; MAURICIO HAJIME YOSHIMOTO; MICHAEL BIANCHINI MAYNARD HAYBITTLE; MILTON VINICIUS MACHADO LAGE DE MELO; MIRELA MARTA BRUSCHI; MODESTA NATALINA FAGUNDES; MURILO CESAR CORDEIRO; NADINE OLIVEIRA FIGUEIREDO; NELSON GARCIA MARTINS; ONEIDE BOCHI BIANCHI; PABLO LUIZ MARTINS; PAULA GANDOLFI FEDI; PAULA TEIXEIRA DE LIMA FEDERIGHI; PAULO CORREA ROCHA; PAULO DE RESENDE SALGADO; PAULO MIRANDA JUNIOR; PAULO ROBERTO DE SOUZA ALVES; PAULO SERGIO BUZAID TOHME; PETER KERR; RAFAEL GOMES DE OLIVEIRA; RAFAEL GOMES SILVA; RAFAEL MELLO VIANNA; RENATO FERREIRA PASSOS; RENATO MILER SEGALA; RICARDO CUCCHI; RICARDO FERNANDES BAHIANA; RICARDO LUZBEL S SOARES BONFIM; RICARDO RODRIGUES DE OLIVEIRA E SILVA; ROBERT LEE SOMERS; ROBERTO ANTONIO SUSIN; ROBERTO AVELINO DA SILVA; ROBERTO FERREIRA DE PAULA; ROBERTO NABUCO FELIX DE OLIVEIRA; RODRIGO AUGUSTO ARANHA DE CAMARGO; RODRIGO DE LAMARE POLYCARPO; RODRIGO MARTINS DE CASTRO; RODRIGO MENDONCA FREITAS; RODRIGO SVERSUT DE ALEXANDRE; ROGERIO CARNEVALE; ROGERIO EGER DE VARGAS; ROGERIO STRADA ROCHA; ROMEO SPERDUTI; RONEI SANDRO NOGUEIRA PARANHOS; ROSANI TRAVAGLIA; ROSIEL TAVARES DA SILVA; ROSILANE MERCES A ZANON; RY8 ADM DE BENS PROPRIOS S/A; SAMUEL EUGENIO RODRIGUES; SANDRO BORGES VALE; SEBASTIAO EUDES ALVES; SEBASTIAO JOSE DE ALMEIDA FILHO; SERGIO ANTONIO DE ARRUDA FABIANO NETTO; SERGIO DINIZ MARCONDES; SERGIO FRANCISCO DE PAULA; SERGIO LUIZ ROSSETTO LEOMIL; SERGIO MONIZ BARRETO GARCIA; SERGIO MURILO MARTINS; SILVANA LARA NOGUEIRA; SM INVEST ADM DE IMOVEIS EIRELI; TAKAO HAMANO; TELMA GOMES CLEMENTINO NETO; TEODORO CAVALLARI DUQUE DE OLIVEIRA; THIAGO BUCHALA SCATENA;THIAGO CAMILLO SILVESTRE; THIAGO CELESTINO

CHULAM; THIAGO FERNANDO CAVALLI; THIAGO RUFALLO CARDOSO; TOM SHINITI NAKANO; TOMAZ FERNANDO DE BASTOS; VALDIR GERALDO JUNIOR; VANDERLEY AUGUSTO DE SOUZA; VICTOR CIORLIA PINTO DOS SANTOS; VICTOR FLORES DA MATTA PIRES; VIVALDO FELIX DA SILVA; WALDIR ALVES DO VAL; WESLEY JOSE DA SILVA; WINSTON JENNING CHEN; E YOU TA MA, p.p João Pedro Baptista Viegas de Oliveira Paes.

Shareholders present through Distance Vote Bulletin: AC PREV EQUITIES FIA; ACE CAPITAL ABSOLUTO INSTITUCIONAL MASTER FIA; ACE CAPITAL ABSOLUTO MASTER FIF DE AÇÕES RL; ACE CAPITAL ABSOLUTO PREV FIFE FIF AÇÕES RESP. LIMITADA; ACE CAPITAL ACTION MASTER FUNDO DE INVESTIMENTO FINANCEIRO M; ACE CAPITAL MASTER FUNDO DE INVESTIMENTO MULTIMERCADO; ACE CAPITAL W MASTER FI MM; AGORA TOP 10 INDEX FIA; ANA PAULA ALVES CARNEIRO HAJNAL; AZ QUEST AÇÕES ITAÚ PREVIDÊNCIA MASTER FIA; AZ QUEST MASTER FUNDO DE INVESTIMENTO EM AÇÕES; AZ QUEST TOP MASTER FIA; B-INDEX MORNINGSTAR BRASIL MOMENTO FUNDO DE ÍNDICE; B-INDEX MORNINGSTAR BRASIL PESOS IGUAIS FUNDO DE ÍNDICE; B-INDEX MORNINGSTAR SETORES DEFENSIVOS BRASIL FUNDO DE INDIC; BAHIA AM II FUNDO DE INVESTIMENTO EM AÇÕES; BAHIA AM LONG BIASED MASTER FIM; BAHIA AM VALUATION MASTER FIA; BARTELLE FIA IE; BETA F FIM CP IE; BRADESCO FIA DIVIDENDOS; BRADESCO FIA IBOVESPA PLUS; BRADESCO FIA IBRX MULTIPATROCINADO; BRADESCO FIA INSTITUCIONAL IBRX ATIVO; BRADESCO FIA MASTER DIVIDENDOS; BRADESCO FIA MASTER IBOVESPA; BRADESCO FIA MASTER IBRX; BRADESCO FIA MASTER PREVIDÊNCIA; BRADESCO FIA SMART ALLOCATION; BRADESCO FUNDO DE INVESTIMENTO EM AÇÕES MASTER LONG BIASED; BRADESCO FUNDO DE INVESTIMENTO EM AÇÕES MASTER LONG ONLY; BRADESCO FUNDO DE INVESTIMENTO EM AÇÕES MASTER PREVIDÊNCIA I; BRADESCO FUNDO DE INVESTIMENTO EM AÇÕES SALUBRE; BRADESCO FUNDO MÚTUO DE PRIVATIZAÇÃO FGTS CL; BRADESCO H FI EM AÇÕES DIVIDENDOS; BRADESCO H FUNDO DE INVESTIMENTO EM AÇÕES IBOVESPA; BRADESCO M+ÜSTER EQUITY HEDGE PREV FIFE FIF MULT—RESP LTDA; BRADESCO MB FPM EY FC DE FI MULTIMERCADO CRÉDITO PRIVADO IE; BRADESCO MSTER VALOR FIFE FIF AES—RL; BRADESCO SAUDE S/A; BRADESCO VIDA E PREVIDÊNCIA S/A; BRADSEG PARTICIPAÇÕES S.A; BRAM FIA IBOVESPA ATIVO; BRAM FIA IBRX ATIVO; BRAM FIA INSTITUCIONAL; BRAM FIA LONG ONLY; BRAM FUNDAMENTAL FUNDO DE INVESTIMENTO EM AES; BRAM FUNDO DE INVESTIMENTO EM AÇÕES; BRAM FUNDO DE INVESTIMENTO EM AÇÕES CRESCIMENTO; BRAM FUNDO DE INVESTIMENTO EM AÇÕES IBOVESPA; BRAM FUNDO DE INVESTIMENTO EM AÇÕES IBRX 50; BRAM FUNDO DE INVESTIMENTO MULTIMERCADO EQUITY HEDGE; BRAM H FI EM AÇÕES IBOVESPA GESTAO; BRAM H FI EM AÇÕES PASSIVO IBRX; BRAM H FUNDO DE INVESTIMENTO AÇÕES DIVIDENDOS; BRAM H FUNDO DE INVESTIMENTO AÇÕES INSTITUCIONAL; BRAM LONG BIASED FUNDO DE INVESTIMENTO EM AÇÕES; BRASIL PREV KINEA SIGMA PREV FIM; BRASIL WESTERN ASSET FIA; BTG PACTUAL ABSOLUTO LS MASTER FIA; BTG PACTUAL ABSOLUTO LS MASTER PREV FIM; BTG PACTUAL ARF EQUITIES BRASIL FIA IE; BTGP ABSOLUTO L; CAIXA VINCI VALOR DIVIDENDOS

FUNDO DE INVESTIMENTO EM AÇÕES; CAIXA VINCI VALOR FIA; CAPSTONE MACRO MASTER FUNDO DE INVESTIMENTO MULTIMERCADO; CARCASSONNE FIM CRÉDITO PRIVADO IE; CARRERA FIA—IE; CAUE PREV FUNDO DE INVESTIMENTO MULTIMERCADO CRÉDITO PRIVADO; CHIMPS FUNDO DE INVESTIMENTO EM AÇÕES INVESTIMENTO NO EXTERI; CITIPREVI TITANIUM FI EM AÇÕES; CLUBE DE INVESTIMENTO PENEDO; DANIEL SCHMIDT PITTA; DEZEMBRO FUNDO DE INVESTIMENTO EM COTAS FIM; DOREL FIA; DOUGLAS FABIANO DE MELO; ELITE FUNDO DE INVESTIMENTO EM AÇÕES; ENGELBERG FUNDO DE INVESTIMENTO EM AES; ETF BRADESCO IBOVESPA FDO DE ÍNDICE; EUPAR II FIA IE; FABIO GERALDO GIFALLI; FI EM AÇÕES ARUBA; FIA COMENDADOR PLUS INVESTIMENTO NO EXTERIOR; FIA FUNDAMENTALISTA 114; FIM CRÉDITO PRIVADO IE PGB; FIM CRÉDITO PRIVADO IE- 2906; FP FOF OCCAM FIC FIA; FRESA FUNDO DE INVESTIMENTO FINANCEIRO EM AÇÕES; FUNDO DE INVESTIMENTO EM AÇÕES DIVIDENDOS 114; FUNDO DE INVESTIMENTO EM AÇÕES IBOVESPA 157; FUNDO DE INVESTIMENTO EM AÇÕES PIRINEUS; GERDAU PREVIDÊNCIA FIA 02; GLOBAL PARTICIPAÇÕES E INVESTIMENTOS FIM—CP IE; GROU ABSOLUTO MASTER FUNDO DE INVESTIMENTO FINANCEIRO MULTIM; GSDJ PRV FIQ DE FIM CP; GUILHERME ARINO DE ALMEIDA MOTTA DA SILVA; ICATU SEG APOS IBRX ATIVO AÇÕES FI; INVESTFORT PENEDO FIA IE; IU WESTERN ASSET CORPORATE RV 25 FI MULTIMERCADO; JBFO BRAZIL MASTER FUNDO DE INVESTIMENTO EM AES—BDR NVEL I; JOAO PAULO DOS SANTOS PACIFICO; JOSELMAN ANTONIO DOS SANTOS; KINEA APOLO FUNDO DE INVESTIMENTO MULTIMERCADO; KINEA ATLAS FUNDO DE INVESTIMENTO MULTIMERCADO; KINEA ATLAS II FIM; KINEA CHRONOS FIF MULT RESP LIMITADA; KINEA OMEGA PREV MULT FI; KINEA PREV APOLO MULTIMERCADO FUNDO DE INVESTIMENTO; KINEA PREV ATLAS MULTIMERCADO FUNDO DE INVESTIMENTO; KINEA PREV MULTIMERCADO FIM; KINEA PREV XTR MULTIMERCADO FUNDO DE INVESTIMENTO; KINEA SIGMA FUNDO DE INVESTIMENTO FINANCEIRO MULTIMERCADO -; KINEA TLS FUNDO DE INVESTIMENTO MULTIMERCADO; KINEA TLS III FIF MM RESP LTDA; KINEA URANO FI FM RL; KINEA ZEUS MULTIMERCADO FUNDO DE INVESTIMENTO; LEONARDO OLIVEIRA SILVA; LIGHT BLUE FIM CRED PRIV IE; LYNDOS FIA INVESTIMENTO NO EXTERIOR; MAR VALUE FUNDO DE INVESTIMENTO EM AES; MARANHAO FIM CP; MARGAUX PREVIDENCIARIO FIM CP; MERAKI BRABUS FUNDO DE INVESTIMENTO EM AÇÕES; MERAKI LONG BIASED MASTER FIM IE; MERAKI PREVIDÊNCIA BRABUS FUNDO DE INVESTIMENTO EM AÇÕES; METLIFE FUNDO DE INVESTIMENTO EM AÇÕES; MINERVA FIA IE; MULTIPREV IBRX ATIVO FIA; NAF ENIGMA II FUNDO DE INVESTIMENTO MULTIMERCADO; NHL FIM CP INVESTIMENTO NO EXTERIOR; NICA—FUNDO DE INVESTIMENTO EM AÇÕES—BDR NÍVEL I; NINA FUNDO DE

INVESTIMENTO EM AÇÕES BDR NÍVEL I; NORTE LONG BIAS MASTER FIA; NORTE LONG BIAS MASTER FUNDO DE INVESTIMENTO MULTIMERCADO; NOVA ALMEIDA FUNDO DE INVESTIMENTO FINANCEIRO MULTIMERCADO; OCCAM PREVIDÊNCIA PLUS LIVRE FUNDO DE INVESTIMENTO MULTIMER; OCCAM BRASILPREV FIFE PREVIDENCI+ÜRIO FIF MULTIMERCADO RL; OCCAM FUNDO DE INVESTIMENTO DE AÇÕES; OCCAM INSTITUCIONAL FIF MULTIMERCADO RL; OCCAM LONG SHORT PLUS FIM; OCCAM LONG BIASED FIF MULTIMERCADO RL; OCCAM MASTER AÇÕES PREVIDENCIARIO FI; OCCAM PREVID+ÈNCIA MASTER FIM; OCCAM PREVIDÊNCIA LIQUIDEZ FIF MULTIMERCADO RL; OCCAM PREVIDÊNCIA PLUS FIFE FIF MULTIMERCADO RL; OCCAM RAZOR FIF EM AÇÕES RESP LTDA; OCCAM RETORNO ABSOLUTO FIF MULTIMERCADO RESP LTDA; ONIX FIF MULT RESP LTDA; P PINHEIRO FIM CP INVESTIMENTO NO EXTERIOR; PAZ FUNDO DE INVESTIMENTO MULTIMERCADO CRÉDITO PRIVADO; PITUBA FUNDO DE INVESTIMENTO EM AÇÕES; PLANO DE APOSENTADORIA DO BANCO HONDA; PLANO DE APOSENTADORIA PREVIHONDA; RASMUSSEN DA SILVA FIM CP IE; RIO FIM CP IE; SAFARI LONG BIAS II MASTER FUNDO DE INVESTIMENTO MULTIMERCAD; SAFARI MASTER FIM; SAFARI MASTER PREV FUNDO DE INVESTIMENTO MULTIMERCADO; SAFARI SAVANA LONG BIAS FUNDO DE INVESTIMENTO MULTIMERCADO -; SAINT GERMAIN FIM CP INVESTIMENTO NO EXTERIOR; SEAGULL FIM CRÉDITO PRIVADO IE; SERGIO FEIJAO FILHO; SILVER LAKE FIM CP IE; SPX HORNET EQUITY HEDGE MASTER FIM; THEO FUNDO DE INVESTIMENTO MULTIMERCADO CRÉDITO PRIVADO; TREEHOUSE FUNDO DE INVESTIMENTO EM AES; VINCI AÇÕES A FUNDO DE INVESTIMENTO EM AÇÕES; VINCI GAS DIVIDENDOS FUNDO DE INVESTIMENTO EM AÇÕES; VINCI GAS DIVIDENDOS PREV FIFE FIF EM AES—RESPONSABILIDADE; VINCI JOATINGA FUNDO DE INVESTIMENTO EM A+Ç+ÒES; VINCI MOSAICO ADVISORY FIA; VINCI MOSAICO FIA; VINCI MOSAICO FUNDO DE INVESTIMENTO DE AÇÕES; VINCI SELECAO FUNDO DE INVESTIMENTO EM AÇÕES; VINCI STB FUNDO DE INVESTIMENTO EM AÇÕES; VINLAND LONG BIAS MASTER FUNDO DE INVESTIMENTO MULTIMERCADO; VINLAND LONG BIAS PREVIDENCIARIO MASTER FIM; VINLAND LONG ONLY MASTER FIA; VINLAND MACRO MASTER FUNDO DE INVESTIMENTO MULTIMERCADO; VINLAND PLUS MASTER FIA; WESTERN ASSET DIVIDEND YIELD FIA; WESTERN ASSET IBOVESPA ATIVO FIA; WESTERN ASSET PREV IBRX ALPHA MASTER AÇÕES FUNDO DE INVESTIM; WESTERN ASSET PREV IBRX ATIVO A+Ç+ÒES FI; WESTERN ASSET SUSTENTABILIDADE EMPRESARIAL FIA; WESTERN ASSET VALUATION FIA; WILMA FI MULTIMERCADO CRÉDITO PRIVADO IE; 1199 HEALTH CARE EMPLOYEES PENSION FUND; ALEXANDRE M GUIMARAES; ANDERSON JOSE GONCALVES; CARLOS HENRIQUE ESCHER; EZEQUIEL BREGAGNOL; FABIO ALEXANDRE CORUQUIERI; FILIPE RECHUEN CARDOSO SARDINHA;

GABRIEL HENRIQUE CARDOSO GOMES; GERALDO SERGIO SABINO; HEYTOR ALBERTO VALENTE MOORE; IRVING NADIR VIEIRA; JEFFERSON MARQUES CARNEIRO; KIM ARAUJO CAMOES DE SENA; LEANDRO TOTINO PEREIRA; LUIZ EDUARDO PINTO PALOS; MARCELINO FONSECA BRAGA; MARIO MOURELLE PEREZ; MAURO HERSON; NORMANDO PEREIRA SANTOS; PEDRO BERGAMINI DE CARVALHO; ROGERIO MAZUR; SIDNEY HAROLDO FARIA JUNIOR; VICENTE ZUFFO; 1895 FONDS FGR; 3M EMPLOYEE RETIREMENT INCOME PLAN TRUST; AB CAP FUND, INC.—AB EMERGING MARKETS MULTI-ASSET PORT; AB SICAV I—ALL MARKET INCOME PORTFOLIO; AB SICAV I—EMERGING MARKETS MULTI-ASSET PORTFOLIO; ABDERRAHIM EL MAZRAOUI; ABELARDO QUINDERE FRAGA JUNIOR; ABERDEEN INV FUNDS ICVC III—ABERDEEN GLOBAL EMERG M Q E FD; ABERDEEN INVESTMENT FUNDS UK ICVC II—ABERDEEN EM; ABL GLOBAL EMERGING EQUITY INVESTMENT TRUST; ABRAO LINO ROSA DE OLIVEIRA; ABU DHABI RETIREMENT PENSIONS AND BENEFITS FUND; ACADIAN ALL COUNTRY WORLD EX US FUND; ACADIAN COLLECTIVE INVESTMENT TRUST; ACADIAN EMEMRGING MARKETS EQUITY FUND; ACADIAN EMERGING MARKETS EQUITY II FUND, LLC; ACADIAN GLOBAL EQUITY FUND; ACADIAN GLOBAL MARKET NEUTRAL FUND, LLC; ADAILTON BORGES LEAL; ADALBERTO MARTINS SOARES JUNIOR; ADALTO ALVES DE LIMA; ADAO CARVALHO DE ARAUJO; ADAO ORLANDO CRESPO GONCALVES; ADAUTO DOS REIS; ADEILSON FERREIRA LIMA OLIVEIRA; ADELIANA MARIA RODRIGUES REZENDE; ADELSON AZEVEDO SAMPAIO JUNIOR; ADELSON JUNIOR BARBOSA RODRIGUES; ADEMILSON MARCAL ALMEIDA; ADEMILTON PAULINO VAZ; ADEMIR DA ROSA; ADEMIR MARZOLA; ADEMIR MATTANA; ADERIVALDO JORGE ALELUIA JUNIOR; ADHEMAR ALBERTINI JUNIOR; ADILSON DELPONTE; ADILSON GABRIEL LOPES FERNANDES; ADILSON GONCALVES DA SILVA JUNIOR; ADILSON JOSUE NUNES; ADIRLEI HIROSHI KABUTOMORI; ADMILSON ANTONIO ALBERTI; ADOLFO MARTINS DA SILVA; ADONAY ROBERTO GIAROLA; ADRIAN FAVIO RACCIATTI; ADRIANA DANTAS NOBREGA; ADRIANA DE JESUS VIEIRA; ADRIANA DO SOCORRO CAVALERO COELHO; ADRIANA TANAKA; ADRIANO ALBUQUERQUE DE SOUZA; ADRIANO CELIO MAGALHAES SAMPAIO; ADRIANO CLAUDIO PIRES RIBEIRO; ADRIANO DE PROENCA; ADRIANO FERREIRA DOS SANTOS; ADRIANO LEAL BRUNI; ADRIANO LUIZ MAESANO; ADRIANO MADEIRA DAGROSA; ADRIANO MONTANHER; ADRIANO NAPOLI; ADRIANO NOGUEIRA; ADRIANO RAPUSSI; ADRIANO ROBERTO DIAS; ADRIANO ROBERTO FLORENZANO; ADRIANO RODRIGUES BORGES; ADRIANO TEIXEIRA ALONSO; ADRIANO VIEIRA DE ALMEIDA E SILVA; ADROALDO MOURA DA SILVA; ADRYELLE RIBEIRO SEVERO; ADVANCED SERIES TRUST—AST PRUDENTIAL GROWTH ALLOCATION POR; ADVISORS INNER CIRCLE FUND-ACADIAN E.M.PORTF; AEGON CUSTODY BV; AFONSO CAMPOS SILVA; AFONSO CELSO PAULINO;

AFONSO HENRIQUE PELLENZ; AFONSO RAFAEL DA SILVA JUNIOR; AFRANIO RICARDO HAAC; AGDO SOUZA DE CARVALHO; AGNALDO CUNHA; AGNALDO KENEDI DA SILVA; AGRIMALDO OLIVEIRA; AGUINALDO GABRIEL ARCANJO KARABACHIAN CAMORIM; AGUINALDO RODRIGUES DOS SANTOS; AIA INVESTMENT FUNDS AIA EQUITY INCOME FUND; AIDAR BORGES; AILSON FERREIRA DE MATOS; AILTON FIRMINO DA SILVA; AIRTON CESAR DA SILVA; ALAN FILIPE DE ARRUDA SERRAO; ALAN GOMES SERRAO DA SILVA; ALAN GONCALVES DE SOUZA; ALAN MURBACH KOGA; ALAN PATRICK BORBA E SILVA; ALAN ROBSON ALVES CERQUEIRA; ALAN ROCHA DIAS; ALASKA COMMON TRUST FUND; ALASKA PERMANENT FUND; ALBERT DE PAULA VICENTE; ALBERT HAISTEN JONAITIS; ALBERTA INVESTMENT MANAGEMENT CORPORATION; ALBERTO DOS SANTOS COVALERO JUNIOR; ALBERTO RENATO DO AMARAL; ALBERTO SANDE DE ALMEIDA NETO; ALBERTO TAKAYANAGI; ALBERTO YUDI MURAKAMI; ALBINO ANDRADE DE PINHO; ALCEU NERI PETROCELI DIAS; ALCIDES DE JESUS BARRETO; ALCIMAR DA SILVA DUTRA; ALCIMAR MONTEIRO LEITE; ALCION JOSE VIANA TEIXEIRA; ALDEIDE ROSA DE OLIVEIRA SOUZA; ALDEIR MARTINS DOS SANTOS; ALDENIR MAX CAPRIOLI; ALDERLEIDE LINO BRAZ DE MACEDO; ALDIONETO DOS SANTOS RIBEIRO; ALDO HENRIQUE BATISTA RODRIGUES; ALESSANDRA SILVIA REIS; ALESSANDRA ZANATTA; ALESSANDRO BADIN; ALESSANDRO GAGLIARDI; ALESSANDRO GUSSON BARBANTI ARAGAO; ALESSANDRO JOSE MARQUES SANTOS; ALESSANDRO POSTIGO CAVALIERI; ALESSANDRO QUINTINO PONTES; ALESSANDRO RIBEIRO TAQUES; ALESSANDRO SANTOS OLIVEIRA; ALEX CHURCHIL D OLIVEIRA; ALEX DOS SANTOS; ALEX EDUARDO SANTOS DE OLIVEIRA; ALEX FOSSATI SORTIGA SOARES; ALEX MOREIRA JORGE; ALEX SIMOES DA SILVA; ALEXANDER FLORES GOMES; ALEXANDRA SARTO MORAES; ALEXANDRE ALBERT BEZERRA; ALEXANDRE ALMEIDA DA ROCHA; ALEXANDRE ALMEIDA DEL SAVIO; ALEXANDRE ALVES DE SOUZA; ALEXANDRE ALVES PEREIRA; ALEXANDRE ALVISI COSTA; ALEXANDRE ANTONIO POPADIUK; ALEXANDRE DE LIMA TAKAMI; ALEXANDRE DE MEDEIROS FALBE HANSEN; ALEXANDRE DIAS DA SILVA; ALEXANDRE GARCIA DALBEM; ALEXANDRE HADDAD; ALEXANDRE HARO GAZANI; ALEXANDRE HEES DE NEGREIROS; ALEXANDRE JOSE CONSELVAN; ALEXANDRE JOSE GRALOW; ALEXANDRE MASOTTI; ALEXANDRE MONTEIRO DE CASTRO; ALEXANDRE MORAES DA SILVA; ALEXANDRE PAGANI AULINO SILVA; ALEXANDRE PAVLOVSKY; ALEXANDRE REITZ AMARAL; ALEXANDRE RHEIN; ALEXANDRE ROGERIO PIRES LOPES; ALEXANDRE SILVA DOS SANTOS; ALEXANDRE SILVA GODOI; ALEXANDRE TURRA GASTALDELLO; ALEXANDRE ULM DE FREITAS; ALEXANDRE YUJI MITAKES; ALEXSANDRO ALVARES BERARD; ALEXSANDRO SANTANA BEZERRA; ALEXSANDRO VASCONCELLOS DA SILVA; ALFRED P. SLOAN FOUNDATION; ALFREDO ALCANTARA BARRETO;

ALFREDO CHRISTOFOLETTI SILVEIRA; ALFREDO GOMES DE SOUZA JUNIOR; ALFREDO GONCALVES NUNES; ALFREDO MOTTA WERNER; ALFREDO VITORINO ALMEIDA; ALICE AKEMI YAMAMURA; ALICE TORRES DE MESQUITA DA SILVEIRA E SILVA; ALINE APARECIDA TEIJEIRA OLIVA; ALISON PERONDI LAMERA; ALLIANZ ACTIONS EMERGENTES; ALLIANZ EMERGING MARKETS EQUITY FUND; ALLIANZ GB INV GMBH ON BEHALF OF ALLIANZ VGL FONDS; ALLIANZ GLOBAL INV GMBH ACTING ON BEHALF OF ALLIANZ EEE FON; ALLIANZ GLOBAL INVESTORS FUND—ALLIANZ BEST STYLES E M E; ALLIANZ GLOBAL INVESTORS FUND—ALLIANZ GEM EQUITY HIGH DIVI; ALLIANZ GLOBAL INVESTORS FUND—ALLIANZ GL EMER MARK EQU DIV; ALLIANZ GLOBAL INVESTORS FUND-ALLIANZ EM M EQ OPP; ALLIANZ GLOBAL INVESTORS GMBH AGINDO EM NOME DE CBP GROWTH; ALLIANZ GLOBAL INVESTORS GMBH ON BEHALF OF ALLIANZ; ALLIANZ GLOBAL INVESTORS GMBH ON BEHALF OF ALLIANZ DLVR FOND; ALLIANZ GLOBAL INVESTORS GMBH ON BEHALF OF ALLIANZ PV-WS FON; ALLIANZ GLOBAL INVESTORS GMBH ON BEHALF OF ALLIANZ VGI 1 FON; ALLIANZ GLOBAL INVESTORS GMBH ON BEHALF OF KOMFORTDYNAMIK S; ALLISON MATHEUS GONCALVES; ALLYSON HIDEO YAMAGUCHI; ALLYSSON SOARES BRITO; ALMIR ANDRADE; ALMIR CARMO DE MORAES; ALMIR GALDI; ALMIR GONCALVES LEITE; ALPS EMERGING SECTOR DIVIDEND DOGS ETF; ALSIMAR TIAGO DE OLIVEIRA; ALUISIO DE OLIVEIRA; ALUISIO DUARTE JUNIOR; ALUISIO LINS VITORIO SEGUNDO; ALUISIO MEDEIROS TAVARES FILHO; ALVARO CEZAR OLIVEIRA DE ALMEIDA; ALVARO MASELLI JUNIOR; ALVARO SOUZA DAIRA; ALZIRA AUXILIADORA DA COSTA CHRISTOFOLETTI; AMADEU FERNANDO H CARDOSO; AMANDA ACACIA MARANGONI; AMANDA CRISTINE ALVES CORRADI; AMANDA GUEDES DE SOUSA; AMANDA GUIMARAES FEITOSA; AMANDA MORELLI BACHEGA; AMANDA RODRIGUES CAMARGO; AMAURY NEVES CARDOSO; AMELIA FATIMA MOREIRA DE SOUZA; AMERICAN BAR ASSOCIATION MEMBERS/MTC COLLECTIVE TRUST; AMERICAN BEACON GLG NATURAL RESOURCES ETF; AMERICAN BEACON NINETY ONE EMERGING MARKETS EQUITY; AMERICAN CENTURY ETF TRUST—AVANTIS EMERGING MARK; AMERICAN CENTURY ETF TRUST—AVANTIS EMERGING MARK; AMERICAN CENTURY ETF TRUST—AVANTIS EMERGING MARK; AMERICAN CENTURY ETF TRUST-AVANTIS EMERGING MARKET; AMERICAN F INS SERIES GLOBAL GROWTH AND INCOME FUND; AMERICAN FUNDS INS SERIES NEW WORLD FUND; AMERICAN FUNDS INSURANCE SERIES INTERNAT FUND; AMERICAN HEART ASSOCIATION, INC.; AMERICO GOUVEIA JUNIOR; AMP CAPITAL FUNDS MANAGEMENT LIMITED AS R E F F D E M S F; AMUNDI ETF ICAV—AMUNDI PRIME ALL COUNTRY WORLD UCITS ETF; ANA CAROLINA AMORIM SILVA; ANA CLARA DE BRITO MACRI; ANA CLAUDIA CARDOSO SANTOS COSTA; ANA LUIZA BARBOSA DA COSTA VEIGA; ANA PAULA CIDRAL SOUZA; ANA PAULA DA ROSA FERRUGEM;

ANA PAULA PEREIRA CARVALHO; ANA TEREZA SOUZA MARTINS; ANANIAS VITOR LUIS SANTOS; ANDERSON ANDRE OLIVEIRA DE SOUZA; ANDERSON AVELINO OLIVEIRA SOUSA; ANDERSON DA SILVA GOMES; ANDERSON DANTAS DUQUE DE LIMA; ANDERSON DE LIMA FRANCISCO; ANDERSON DE OLIVEIRA COSTA; ANDERSON DE OLIVEIRA SANTOS; ANDERSON DOMINGO FRANCO; ANDERSON DOS SANTOS ARAUJO; ANDERSON ESTEVO GOMES; ANDERSON FELIPE DA SILVA; ANDERSON HENRIQUE DE SOUZA; ANDERSON MAURICIO DO PRADO; ANDERSON MELLO LUCAS; ANDERSON OLIVEIRA DE SOUZA; ANDERSON RAMOS DE ALMEIDA; ANDERSON SANTOS ASSUNCAO; ANDERSON TADEU VALENTE; ANDERSON WILLIAN DE MELO; ANDERSSON APARECIDO BRITO COELHO; ANDRE ASSIS DE SOUZA; ANDRE BARBOSA DE ANDRADE; ANDRE BATISTA FERREIRA; ANDRE BORGES RAMOS; ANDRE CARNEIRO DA SILVA RAMOS; ANDRE CORSO GAZZI; ANDRE COSTA DA SILVA; ANDRE DE ALMEIDA PINTO; ANDRE DE CAMPOS ISAAC; ANDRE DO ESPIRITO SANTO LIMA; ANDRE FERNANDO VASCONCELOS DE CASTRO; ANDRE FERREIRA BUSSAD; ANDRE FERREIRA DE CARVALHO; ANDRE FERREIRA DE CARVALHO E SILVA; ANDRE GOMES; ANDRE HIRATA QUINTINO; ANDRE LUCAS MOISES LACERDA; ANDRE LUIS DE MELLO; ANDRE LUIZ ANDRADE DE FREITAS; ANDRE LUIZ BOENTE CHAVES; ANDRE LUIZ PAIVA CUNHA; ANDRE LUIZ ROCHA DE ASSIS; ANDRE MARCO ALVES; ANDRE MARINO KULLER; ANDRE OLIVEIRA CASTRO; ANDRE PEREIRA DOS SANTOS; ANDRE RICARDO BEIM; ANDRE SALUSTIANO TORRES; ANDRE SANTOS CHAVES; ANDRE TESSARO PELINSER; ANDRE TOMAZI; ANDREA DOS SANTOS SILVA; ANDREA GONCALVES DOS SANTOS; ANDREA MARIA FRANCA; ANDREA NOGUEIRA DAS CHAGAS; ANDREA TRIVELLONI; ANDREMARA MENEGHEL; ANDRES ENRIQUE DUENK; ANDREW TEIXEIRA GONCALVES CORREA; ANDREWS DOS SANTOS ROCHAEL; ANDY ANAND TERTO GAJADHAR; ANGEL FERNANDO SILVA; ANGELICA FERREIRA DA CUNHA; ANGELIS IRENE MARTINS; ANGELO BARONCINI; ANGELO DA ABADIA FONSECA; ANGELO MONTANHER JR; ANGELO RICARDO CHRISTOFFOLI; ANIBAL MOREIRA NUNES; ANIZIO QUEDMAR DE SOUZA; ANNA CLARA FREITAS PEIXOTO; ANNE KARINE NAPOLI; ANTHONY PAIN; ANTONIA LAIDIANE PEREIRA DOS SANTOS; ANTONIO ABILIO DA COSTA COUTINHO; ANTONIO ALBERTO DUARTE NUNES; ANTONIO ANDREOLI NETO; ANTONIO ANGELIM DE LIMA FILHO; ANTONIO APARECIDO FERREIRA ALVES; ANTONIO APARECIDO GIMENES; ANTONIO AUGUSTO COSTANTIN; ANTONIO AUGUSTO DE CARVALHO CASTELLO BRANCO; ANTONIO AUGUSTO FERNANDES BARATA; ANTONIO BERNARDO LIMA MONTEIRO; ANTONIO CARLOS BUENO RAMALHO; ANTONIO CARLOS DA SILVA; ANTONIO CARLOS DA SILVA DE ALMEIDA; ANTONIO CARLOS DE MORAES MARTINS; ANTONIO CARLOS DE PAULA MUNIZ; ANTONIO CARLOS DOS SANTOS PINA; ANTONIO CARLOS GAIPO; ANTONIO CARLOS GROSS; ANTONIO CARLOS

GUERRA MARTINS; ANTONIO CELSO SIQUEIRA DOS SANTOS; ANTONIO CESAR CARVALHO SEABRA; ANTONIO CLARET P OLIVEIRA; ANTONIO CLAUDIO LOPES DE SOUZA; ANTONIO DE PADUA NETO; ANTONIO DE PADUA RISOLIA; ANTONIO DE PADUA SOUTO GOUVEIA JUNI; ANTONIO GALVAO BORGES PAIVA; ANTONIO GUALBERTO PEREIRA; ANTONIO HITALO ALVES SOARES; ANTONIO JOSE VASCONCELLOS FURTADO; ANTONIO JULIO GOMES DE AMORIM; ANTONIO LEITE DA SILVA FILHO; ANTONIO LUIZ BARNABE DA SILVA JUNIOR; ANTONIO LUIZ CAMPANARI; ANTONIO LUIZ DE OLIVEIRA; ANTONIO MANUEL FELIX; ANTONIO MARCOS DA SILVA ARAUJO; ANTONIO MARCOS FIGUEIREDO FERREIRA; ANTONIO MARQUES FERNANDES; ANTONIO MUNHOL; ANTONIO OLAVO MARTINS SOUSA; ANTONIO ORESTES MARI; ANTONIO OSVALDO DOS SANTOS DE SIQUEIRA; ANTONIO PEREIRA DE SOUSA; ANTONIO PEREIRA LIMA; ANTONIO PEREZ PUENTE; ANTONIO RAFAEL MESQUITA; ANTONIO RICARDO RODRIGUES ARRUDA; ANTONIO ROBERTO DA COSTA; ANTONIO SILVIO SIVIERO; ANTONIO STIGLIANI; ANTONIO TADEU CEZAR PEREIRA; ANTONIO TEOFILO NASSIF; ANTONIO WELLINGTON DE ARAUJO GARCIA; APARECIDA DE LOURDES TEIXEIRA DANTAS PAES; APARECIDA SHIZUE YAMASHITA; APARECIDA TOMOKO SUGIURA GOYA; AQR EMERGING EQUITIES FUND LP; AQR FUNDS—AQR TM EMERGING MULTI-STYLE FUND; AQR INNOVATION FUND, L.P.; ARAN BEY TCHOLAKIAN MORALES; ARENE TREVISAN; ARGUCIA INCOME FUNDO DE INVESTIMENTO EM AÇÕES; ARIEL WILDER; ARIOVALDO BRITO DE MATOS; ARISTIDES GALLANI JUNIOR; ARISTOTELES DUARTE RIBEIRO; ARIZONA PSPRS TRUST; ARMANDO CEZAR PONTES TUSSI; ARNALDO ANTONIO SPERANZINI TOSI; ARNALDO HENRIQUES BANDEIRA JUNIOR; ARNEY ANTONIO FRASSON; ARNO CARLOS HRBE BRUNIG; ARROW. CAP. IR. LTD FAOBO ARR. GL. EQ. CCF, ASFOTA CCF; ARROWSTREET (CANADA) GLOBAL ALL-COUNTRY ALPHA EXT FUND I; ARROWSTREET (CANADA) GLOBAL ALL-COUNTRY FUND I; ARROWSTREET (CANADA) GLOBAL ALL-COUNTRY FUND II; ARROWSTREET (CANADA) INTERNATIONAL DEVELOPED MARKE; ARROWSTREET (CANADA) INTERNATIONAL DEVELOPED MARKE; ARROWSTREET (DELAWARE) ALPHA EXTENSION FUND L.P.; ARROWSTREET (DELAWARE) ALPHA EXTENSION FUND L.P.; ARROWSTREET (DELAWARE) CUSTOM ALPHA EXTENSION FUND; ARROWSTREET (DELAWARE) L/S FUND L.P.; ARROWSTREET ACWI ALPHA EXTENSION COMMON VALUES TRU; ARROWSTREET ACWI ALPHA EXTENSION COMMON VALUES TRU; ARROWSTREET ACWI ALPHA EXTENSION FUND III (CAYMAN); ARROWSTREET ACWI ALPHA EXTENSION FUND III (CAYMAN); ARROWSTREET ACWI ALPHA EXTENSION FUND V (CAYMAN) L; ARROWSTREET ACWI EX US ALPHA ESTENSION TRUST FUND; ARROWSTREET CAPITAL GLOBAL ALL COUNTRY ALPHA EXTENSION FUND; ARROWSTREET CAPITAL GLOBAL ALL COUNTRY ALPHA

EXTENSION FUND; ARROWSTREET CAPITAL GLOBAL EQUITY LONG/SHORT FUND LIMITED; ARROWSTREET CAPITAL GLOBAL EQUITY LONG/SHORT FUND LIMITED; ARROWSTREET COLLECTIVE INVESTMENT TRUST; ARROWSTREET EAFE ALPHA EXTENSION TRUST FUND; ARROWSTREET EAFE ALPHA EXTENSION TRUST FUND; ARROWSTREET EMERGING MARKET ALPHA EXTENSION TRUST; ARROWSTREET EMERGING MARKET ALPHA EXTENSION TRUST; ARROWSTREET EMERGING MARKET TRUST FUND; ARROWSTREET EMK ALPHA EXTENSION FUND L.P.; ARROWSTREET EMK ALPHA EXTENSION FUND L.P.; ARROWSTREET GLOBAL EQUITY—ALPHA EXTENSION FUND; ARROWSTREET GLOBAL EQUITY ACWI TRUST FUND; ARROWSTREET GLOBAL EQUITY FUND; ARROWSTREET INTERNATIONAL EQUITY—ALPHA EXTENSION FUND; ARROWSTREET INTERNATIONAL EQUITY ACWI EX US TRUST FUND; ARROWSTREET US GROUP TRUST; ARTEMIO LISTONI; ARTEMIS FUNDS (LUX)—GLOBAL EMERGING MARKETS; ARTEMIS GLOBAL EMERGING MARKETS FUND; ARTHUR BARTOLOMEU QUEIROZ DE BARROS; ARTHUR DE CASTRO BARBOSA SIVIERO; ARTHUR GUILHERME LEITE DE B.SOUSA AUGUSTO; ARTHUR TORRES BARROS; ARTUR GAMA; ARTUR LINDNER; ARTUR PAIVA DE LIMA; ARTUR ZIMERMAN; ARYSTON JOSE MAFRA PONTES; ASSOCIATED BRITISH FOODS PENSION SCHEME; ATANAGILDO JOSE DE SOUZA JUNIOR; ATILA ALBERTO DA CUNHA; ATILA BRIGIDA DE LIMA VIEIRA; ATUALPA BRASIL DA SILVA JUNIOR; AUDREY RODRIGUES; AUGUSTINHO HENRIQUE DELGAUDIO; AUGUSTO FERNANDES CARVALHO; AUGUSTO MEIRELLES REIS JUNIOR; AURELIO JESUS GARRIDO MARQUEZ; AURINO CALLAND DE SOUSA LEITE; AUSTRALIANSUPER PTY LTD AS TRUSTEE FOR AUSTRALIASUPER; AVADIS FUND—AKTIEN EMERGING MARKETS INDEX; AVIVA I INVESTMENT FUNDS ICVC—AVIVA I INTERNATIONAL I T F; AVIVA INVESTORS; AVIVA INVESTORS FUNDS ACS—AVIVA INVESTORS EMERGING MARKET; AVIVA LIFE PENSIONS UK LIMITED; AWARE SUPER PTY LTD; AZ FUND 1—AZ EQUITY—BRAZIL TREND; BAPTIST HEALTH SOUTH FLORIDA, INC.; BARBARA HONORATO DA SILVA; BARCLAYS MULTI-MANAGER FUND PUBLIC LIMITED COMPANY; BARTOLOMEU DE SOUSA GIL NETO; BEATRIZ REGINA BATISTA RIBEIRO NOGUEIRA; BENEDETTO GIANNELLI; BENEDITO ANTONIO PAGANI; BENEDITO CARLOS LOPES BURRONE; BENEVY MARQUES DA COSTA; BERNARDO BARBOSA CUNHA; BERNARDO BEITON RODRIGUES; BERNARDO DE JESUS MORETZSOHN; BERNARDO LEAL COSTA; BERNARDO MEIRELLES DE OLIVEIRA ALVARES; BERNARDO WEAVER; BEST INVESTMENT CORPORATION; BLACKROCK A. M. S. AG ON B. OF I. E. M. E. I. F. (CH); BLACKROCK ADVANTAGE E. M. FUND OF BLACKROCK FUNDS; BLACKROCK ASSET MANAG IR LT I ITS CAP A M F T BKR I S FD; BLACKROCK BALANCED CAPITAL FUND, INC.; BLACKROCK BALANCED CAPITAL PORTFOLIO OF BLACKROCK SERIES FUN;

BLACKROCK CDN MSCI EMERGING MARKETS INDEX FUND; BLACKROCK GLOBAL INDEX FUNDS; BLACKROCK LIFE LIMITED—DC OVERSEAS EQUITY FUND; BLACKROCK MSCI ACWI EX USA DIVERSIFIED FACTOR MIX FUND; BLACKROCK SUSTAINABLE ADVANTAGE GL EQUITY FD OF BLKRK FDS; BMO INVESTMENT FUNDS (UK) ICVC III—BMO UNIVERSAL; BMO MSCI EMERGING MARKETS INDEX ETF; BNP PARIBAS EASY MSCI EMERGING ESG FILTERED MIN TE; BNYM MELLON CF SL EMERGING MARKETS STOCK INDEX FUND; BOARD OF PENSIONS OF THE EVANGELICAL LUTHERAN CHURCH IN AMER; BOMBARDIER TRUST CANADA GLOBAL EQUITIES FUND; BORIS EDUARDO SANCHEZ RODRIGUEZ; BRENO APARECIDO SANTOS LADEIA; BRENO NASCIMENTO LEIS; BRIAN CERRI GUZZO; BRIGHTHOUSE FUNDS TRUST I-SSGA EMERGING MARKETS EN; BRIGHTHOUSE FUNDS TRUST II—VANECK GLOBAL NATURAL; BRITISH COLUMBIA INVESTMENT MANAGEMENT CORPORATION; BROTHERHOOD FIM—CRÉDITO PRIVADO IE; BRUNA CIRINEU CHAGAS; BRUNA ESPELHO GABRIEL; BRUNA LUIZA GOSCH; BRUNO AMORIM BATISTA; BRUNO BOQUIMPANI AREAL; BRUNO COSTA LEITE; BRUNO CRISTIANO BARALDI HOSSRI CARVALHO; BRUNO DE FREITAS VALBON; BRUNO DE MELO QUEIROZ; BRUNO DE OLIVEIRA BORGES; BRUNO DE OLIVEIRA RIBEIRO; BRUNO DE SOUZA SESSA; BRUNO DIAS CARVALHO; BRUNO DOS SANTOS PADOVAN; BRUNO FERNANDO REIS MALBURG; BRUNO FERREIRA CAMPOS; BRUNO GALANTINI; BRUNO GOLDSTEIN; BRUNO GOMES DE ANDRADE; BRUNO LEMOS CARRIJO; BRUNO LOPES BEZERRA; BRUNO MONTEIRO; BRUNO MORAIS DE OLIVEIRA; BRUNO PEREIRA DA SILVA; BRUNO SEIJI MORITA; BRUNO SILVA OLIVEIRA BRAGA; BRUNO TEIXEIRA GUERRA; BRUNO VAZ DE CARVALHO; BRUNO WASCONCELLOS RODRIGUES; BUREAU OF LABOR FUNDS—LABOR INSURANCE FUND; BUREAU OF LABOR FUNDS—LABOR PENSION FUND; BUREAU OF LABOR FUNDS—LABOR RETIREMENT FUND; C+ÌCERO MANOEL EN+ËAS DE ARA+ÜJO; CAIO ALEXANDRE SAUNIT DIAS DE OLIVEIRA; CAIO ALVES DE LIMA; CAIO AUGUSTO; CAIO CHELLI ARCOVERDE DA SILVA; CAIO HENRIQUE DE SOUZA; CAIO MELO CAMILLO; CAIO SILVA DE FREITAS; CAITO LOPES CARNEIRO; CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM; CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM; CAMBRIA GLOBAL VALUE ETF; CAMILA DE SOUSA COSTA; CAMILA DESTRO MARCHI; CAMILA DEVES FIN; CAMILA PADUA SANTOS; CANADA LIFE DIVERSIFIED REAL ASSETS FUND; CAPITAL GROUP EMPLOYEE BENEFIT INVESTMENT TRUST; CAPITAL GROUP INTERNATIONAL FOCUS EQUITY ETF; CAPITAL GROUP NEW GEOGRAPHY EQUITY ETF; CAPITAL INTERNATIONAL FUND; CAPITAL WORLD GROWTH AND INCOME FUND; CARILLON CLARIVEST INTERNATIONAL STOCK FUND; CARINA RUBIN; CARLA ADRIANA TEIXEIRA; CARLA CRISTINA LIMA DE CARVALHO TOLDO; CARLISON LUSTOSA LOPES; CARLOS ABDON VENEZIANI; CARLOS ADRIANO PEREIRA;

CARLOS AFFONSO RIBEIRO; CARLOS ALBERTO BURBELA; CARLOS ALBERTO DOERING ZAMPROGNA; CARLOS ALBERTO F GOMES; CARLOS ALBERTO LOURENCO BORBA; CARLOS ALBERTO MARGONARI; CARLOS ALBERTO PAVAM; CARLOS ALBERTO R SANTOS; CARLOS ANDRE DA COSTA; CARLOS AUGUSTO PINTO; CARLOS CESAR CLAUDINO DE ARAUJO; CARLOS CESAR ZANARDO; CARLOS EDUARDO COSTA; CARLOS EDUARDO DE JESUS; CARLOS EDUARDO DE OLIVEIRA; CARLOS EDUARDO GOMES LABUTO; CARLOS EDUARDO MERCURIO CAMILO; CARLOS EDUARDO SANCHEZ VICENTE CAMARGO PENTEADO; CARLOS EDUARDO SANTOS PEREIRA; CARLOS EDUARDO THOMPSON ALVES DE SOUZA; CARLOS EDUARDO VRUBLIESKI; CARLOS EMMANOEL LAGES CORDEIRO; CARLOS FABRETTI PATRICIO; CARLOS FERNANDO ALVES DE SOUZA; CARLOS FONSECA AVILA; CARLOS FREDERICO SCHNEIDER; CARLOS GARIBE DA SILVA; CARLOS HELY DE MELO GOMES; CARLOS HENRIQUE GRABIN; CARLOS HENRIQUE HAMESTER; CARLOS HUMBERTO PORTO FILHO; CARLOS IAMAMOTO; CARLOS IMBROSIO FILHO; CARLOS JANSEN CAMPOS CREMASCO; CARLOS JOSE ANTUNES DOS SANTOS; CARLOS JOSE FAGUNDES POGGIO; CARLOS KOTVAN; CARLOS MAGNO BARBOSA MOREIRA; CARLOS MARCOS BORGES; CARLOS MINOTTO; CARLOS ONETE COELHO MOREIRA; CARLOS OTAVIO NUNES CAMPOS; CARLOS ROBERTO DA SILVA; CARLOS ROBERTO DE OLIVEIRA; CARLOS ROBERTO FERNANDES; CARLOS ROBERTO FERREIRA DOS SANTOS; CARLOS ROBERTO SICARD; CARLOS WILLIAM DE AMORIM MAGALHAES; CAROLINE CABRAL QUIXABEIRA; CASSIANO ALBERTO MANFRON; CASSIANO VINICIUS MOREIRA; CASSIO GASPARI; CASSIO LIMA FIGUEREDO; CASSIO PORCEL DE SOUZA; CATERPILLAR INC MASTER RETIREMENT T; CATERPILLAR INVESTMENT TRUST; CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQU; CAUE MENDES TAVARES; CAUSEWAY EMERGING MARKETS FUND; CAUSEWAY FUNDS PLC; CAUSEWAY MULTI-FUND LLC—EMERGING MARKETS EQUITY SERIES A; CECILIA DE FATIMA TIBULO; CECILIA SARAIVA CORREIA NOGUEIRA SANTIAGO; CELSO ARMANDO FUGOLIN JUNIOR; CELSO CARLOS SOARES SPUHL; CELSO HENRIQUE FERNANDES DA SILVA; CELSO LUIZ MEUCCI; CELSO PEREIRA COSENTINO; CELSO REZENDE OLIVEIRA; CEMIR DINIZ CAMPELO; CENTRAL PROVIDENT FUND BOARD; CESAR AUGUSTO ASSIS; CESAR AUGUSTO DOS SANTOS ARAUJO; CESAR DONIZETTI MARCIANO; CESAR EDMUNDO TORO; CESAR HIDEMI INOUE; CESAR WILLAR CORREIA DA SILVA; CF DIVERSE EQUITY OPPORTUNITIES, LLC; CHALLENGE FUNDS; CHANG HWA CO BANK, LTD IN ITS C AS M CUST OF N B FUND; CHARLES AUGUSTO PIMENTA DIAS; CHARLES DONATO LINS SANTOS; CHARLES JOUBERTE PEREIRA RODRIGUES; CHELEGA FRANCINE MARTINS TABORDA; CHEVRON MASTER PENSION TRUST; CHEVRON UK PENSION PLAN; CHOGO IRAHA; CHRISTIAN ADAO RODRIGUES DOS SANTOS;

CHRISTIAN DUARTE DE CARVALHO; CHRISTIANO COSTA NETO; CHRISTOPHE YVAN FRANCOIS CADIER; CHRYSTOPHER WILLIAM MONTENEGRO; CIBC EMERGING MARKETS EQUITY INDEX ETF; CIBC EMERGING MARKETS INDEX FUND; CIBELE NUNES SILVEIRA; CILENE DA SILVEIRA MOREIRA; CIRO CHIRICO DO VALLE; CITITRUST LIM AS TR OF BLACK PREMIER FDS- ISH WOR EQU IND FD; CITITRUST LIMITED AS T OF A F S A MODERATE GROWTH FUND; CITY OF MEMPHIS RETIREMENT SYSTEM; CITY OF NEW YORK GROUP TRUST; CITY OF PHILADELPHIA PUB EMPLOYEES RET SYSTEM; CLARA ELIANE COSTA PAULA LIMA; CLAUDIA HENRIQUE; CLAUDIA SEIKO OKADA DE SOUSA; CLAUDINEI DA SILVA; CLAUDINEI RODRIGUES ADAO; CLAUDINEI ROSA DOS SANTOS; CLAUDINEI VERISSIMO DE CAMARGO; CLAUDIO ANTONIO RISSOTTO; CLAUDIO ANTONIO SODARIO; CLAUDIO AUGUSTO FERREIRA DI MARCO; CLAUDIO BARBOSA SANTOS; CLAUDIO DE CAMARGO; CLAUDIO JOSE BERGAMINI; CLAUDIO LANGSCH; CLAUDIO LEANDRO DA ROSA; CLAUDIO LOPES MARTINS DE OLIVEIRA; CLAUDIO MACHADO RIBEIRO; CLAUDIO MANUEL ALVES; CLAUDIO MANUEL RIVERA MOYA; CLAUDIO RAMAO UNAMUZAGA FLORES; CLAUDIO ROBERTO ODRI; CLAUDIO ROGERIO BONANI; CLAUDIO SOUSA MORAES; CLAUDIONOR DA CRUZ SOUZA; CLAUDOMIRO ALVES DE OLIVEIRA; CLAVER LUIZ SCHMITT; CLEBER MATHEUS A SILVA; CLEBSON ANSELMO DE ARAUJO; CLEIDIANE ALENCAR QUEIROZ; CLEILTON ALVES VIANA; CLEITON DA SILVA RAMOS; CLEITON LEANDRO DA SILVA; CLERISTON DA SILVA NUNES; CLEYTON ANGELELLI; CLINTON NUCLEAR POWER PLANT QUALIFIED FUND; CLISTENES HENRIQUE DA SILVA; CLODOALDO ALVES DOMINGOS; CLODOALDO PEREIRA DOS REIS; CLOVIS AUGUSTO DE ANDRADE JUNIOR; CLOVIS COLETTO; CLOVIS GOLFETTO; COHEN STEERS COLLECTIVE INVESTMENT TRUST; COHEN STEERS INC.; COHEN STEERS REAL ASSETS FUND, INC; COHEN STEERS SICAV; COHEN AND STEERS NATURAL RESOURCES ACTIVE ETF; COLLEGE RETIREMENT EQUITIES FUND; COLONIAL FIRST STATE INVESTMENT FUND 10; COLONIAL FIRST STATE INVESTMENT FUND 121; COLONIAL FIRST STATE INVESTMENT FUND 122; COLONIAL FIRST STATE INVESTMENT FUND 50; COLONIAL FIRST STATE INVESTMENT FUND 96; COLONIAL FIRST STATE WHOLESALE INDEXED GLOBAL SHAR; COLORADO PUBLIC EMPLOYEES RET. ASSOCIATION; COLUMBIA GLOBAL OPPORTUNITIES FUND; COLUMBIA OVERSEAS CORE FUND; COLUMBIA OVERSEES VALUE FUND; COLUMBIA TRUST OVERSEAS VALUE FUND; COLUMBIA VARIABLE PORTFOLIO—OVERSEAS CORE FUND; COMMINGLED PENSION TRUST FUND (EMERGING MARKETS EQUITY INDEX; COMMONFUND EM QUANTITATIVE FOCUS FUND, LLC; COMMONFUND SCREENED GLOBAL EQUITY, LLC; COMMONWEALTH EMERGING MARKETS FUND 2; COMMONWEALTH EMERGING MARKETS FUND 6; COMMONWEALTH GLOBAL SHARE FUND 16; COMMONWEALTH

GLOBAL SHARE FUND 17; COMMONWEALTH GLOBAL SHARE FUND 22; COMMONWEALTH GLOBAL SHARE FUND 23; COMMONWEALTH GLOBAL SHARE FUND 30; COMMONWEALTH OF MASSACHUSETTS EMPLOYEES DEFERRED COMP PLAN; COMMONWEALTH SUPERANNUATION CORPORATION; CONNECTICUT GENERAL LIFE INSURANCE COMPANY; CONSTRUCTION BUILDING UNIONS SUPER FUND; CONSULTING GROUP CAPITAL MKTS FUNDS EMER MARKETS EQUITY FUND; CORNELL UNIVERSITY; COSME AUGUSTO PEREIRA LOPES; COUNTY EMPLOYEES ANNUITY AND BENEFIT FD OF THE COOK COUNTY; COX ENTERPRISES INC MASTER TRUST; CPPIB MAP CAYMAN SPC; CRISTIANE MARIA MILANEZI; CRISTIANO DE MOURA FLORES; CRISTIANO DO NASCIMENTO SILVA; CRISTIANO DOMINGUES GUIMARAES; CRISTIANO FLORIANO SANESHIMA; CRISTIANO MAIA GONTIJO PELET; CRISTINA DE CIRINO; CUSTODY B. OF J. LTD. RE: STB D. E. E. F. I. M. F.; CUSTODY B.O.J,L..AS.T.F.S.E.E.INDEX MOTHER FUND; CUSTODY BANK OF JAPAN, LTD. AS TR F HSBC BRAZIL NEW MO FUND; CUSTODY BANK OF JAPAN, LTD. AS TR F WLD EQUITY M FUND W A I; CUSTODY BANK OF JAPAN, LTD. RE: EMERG EQUITY PASSIVE MOTHR F; CUSTODY.B.O.J,L.AS.T.F.S.G.EQUITY MOTHER FUND; CYNTHIA DE OLIVEIRA LORENZATI; CYNTHIA IZUMI YAMAUCHI TERLIZZI; CYRILLE LAURENT OLIVIER SCHROEDER; CYRO SEIKI SHIMIZU; DAIANA BOFF; DAIANNY CORDEIRO SANTOS; DALSO RODRIGUES; DALTON JOSE BALLONI; DAMIAO ALEXANDRE TAVARES OLIVEIRA; DAMIAO GIOVANI BENVINDO JUNIOR; DANIEL AISHIM NISHIMURA; DANIEL ALMEIDA SOARES; DANIEL ANNUNCIATO JUNIOR; DANIEL ANTUNES MATOS; DANIEL ARAUJO LUZ HOMEM DE SIQUEIRA; DANIEL ASAFE DE OLIVEIRA MARQUES; DANIEL AUGUSTO DEL GRANDE; DANIEL AZENHA GARIGHAN; DANIEL BARUQUI MARTINS; DANIEL BORGES SERIQUE; DANIEL BRUNATTO; DANIEL CALABRIA LIMA DE SOUSA; DANIEL CONTADOR DE MIRANDA; DANIEL CORREA ARAUJO; DANIEL DA SILVA FELIPE; DANIEL DAL CASTEL; DANIEL DE AVELAR QUEIROZ; DANIEL DE AVILA; DANIEL DE OLIVEIRA FERNANDES; DANIEL DE VARGAS; DANIEL ELETI; DANIEL FEIJO DE FRAGA; DANIEL FELIPE NOBERTO; DANIEL FERNANDO BIGHETTO; DANIEL GUGLIELMINI EBLING; DANIEL HENRIQUE PRESTES BUN; DANIEL HENRIQUE SILVA ARAUJO; DANIEL HIROSHI UENO; DANIEL IGOR DUTRA SILVA; DANIEL IOSHITERU KINPARA; DANIEL JORGE DA SILVA; DANIEL JOSE BATISTA; DANIEL JULIANO VIECELI; DANIEL KAZUO YOSHINO; DANIEL LAUSCHNER; DANIEL LEME FERNANDES GAMA; DANIEL LUIZ VEROLEZ; DANIEL MARTINS MAGALHAES DUTRA; DANIEL PEDROTTI; DANIEL PEREIRA SALES; DANIEL SANTOS ROLIM; DANIEL SIDNEY CAVALCANTE; DANIEL SOUZA DIAS; DANIEL SOUZA INNOCENTE; DANIEL ZANETIN; DANIELA DE SOUZA LOPES; DANIELA FRANCISCA DOS SANTOS; DANILO ANTONIO DA SILVA; DANILO CESAR UMENO; DANILO DE CASTRO MELO; DANILO DE JESUS PINHEIRO; DANILO ESCOBAR IZELI; DANILO

FERREIRA PEREIRA; DANILO GALISI VIVACQUA; DANILO HENRIQUE FERRARI ABEGAO; DANILO HOLZ; DANILO JUNIOR DA SILVA ESTEVES; DANILO SANTANA DE AZEVEDO; DANILSON DOS SANTOS BARBOSA; DANNIEL RODRIGUES OLIVEIRA; DANUBIA CARLA DOS SANTOS BOFO; DAPHNE KUSCHNIR; DARIO LUIS BORELLI; DAVI COUTO FROTA; DAVI JOSE PONTES DA COSTA; DAVI MARTINS SANTOS; DAVID AUGUSTO FERNANDES DE SOUZA; DAVID FERREIRA LOPES SANTOS; DAVID MIGUEL CARDOSO FILHO; DAVID WITCZAK; DEBORA DE FREITAS LOPES; DEBORA RIBEIRO BATISTA; DECIO REY PEREIRA; DECIO ROQUE DIEHL JUNIOR; DEISE PORN GALLEANO; DEIVERSON DE JESUS TAVARES; DEIVID FERNANDO DELGADO FRANCA; DEIVID IACK COZENDEY; DEIVISON SILVA; DELMIR DE JESUS VIEIRA; DELMIR FARIAS CAMPOS; DENIS SEMELEWICY DOS SANTOS; DEOGENES SANTOS DE ANDRADE; DERMEVAL BATISTA SANTOS; DESJARDINS EMERGING MARKETS EQUITY INDEX ETF; DESJARDINS EMERGING MARKETS FUND; DEUTSCHE ASSET MANAGEMENT S.A. FOR ARERO—DER WEL; DEUTSCHE INVEST I BRAZILIAN EQUITIES; DEUTSCHE X-TRACKERS MSCI ALL WORLD EX US HEDGED EQUITY ETF; DIEGO ALONCO DOS REIS; DIEGO ANTONIO KUSTER; DIEGO ANTONIO TORRES; DIEGO BEZERRA DE MELO MACIEL; DIEGO CESAR SANTOS DE JESUS; DIEGO CORDEIRO LIMA; DIEGO DA SILVA SOUZA MACHADO; DIEGO DE CAMARGO PIRANI; DIEGO DE CASTRO SILVA ALVIM; DIEGO DE SOUZA BASTOS; DIEGO FELICE; DIEGO FERNANDES; DIEGO FERREIRA DE SOUZA PICOLO; DIEGO GUILHERME ASSMANN; DIEGO LUIZ NUNES FERRARI; DIEGO MACEDO PEDROSO; DIEGO NASCIMENTO CARLOS; DIEGO PIERONI NAVAS; DIEGO RODRIGUES CARMONA GONCALES; DIEGO SOARES DA SILVA; DIEGO SOUSA DA CONCEICAO; DIEGO VIEIRA TRINDADE; DIEGO VINCHIGUERRA DOS SANTOS; DIELSON SANTOS DA SILVA; DILSON CAETANO DA SILVA; DILSON SORDI JUNIOR; DIMENSIONAL EMERGING CORE EQUITY MARKET ETF OF DIM; DIMENSIONAL EMERGING MKTS VALUE FUND; DIMITRI DOUBOWETZ MESQUITA; DIOGENES JOSE DE PAIVA JUNIOR; DIOGENES LUIZ RANGEL CAMPOS; DIOGO ANTIGNANI COUTINHO; DIOGO FABRICIO BERTUSSI; DIOGO GOULART ESTEVAM; DIOGO LIMA FERREIRA; DIOGO SOUZA RIBEIRO; DIONE CAIXETA SANTOS; DIONE SEVERINO DA SILVA; DIONISIO LUIZ FOGLIATTO; DIORGE COELHO NASCIMENTO; DIRCEU JOAO DUARTE TALAMINI; DIVINA LUZ ALEXANDRE; DJALMA FERNANDES DE ARAUJO FILHO; DODGE COX EMERGING MARKETS STOCK FUND; DOUGLAS BEZERRA CRUZ; DOUGLAS DE LA CRUZ; DOUGLAS DE OLIVEIRA JESUS; DOUGLAS HENRIQUE MARX; DOUGLAS LODI DE OLIVEIRA; DOUGLAS MONTEIRO DE CARVALHO; DOUGLAS MOREIRA BOMFIM DOS SANTOS; DOUGLAS OLIVEIRA SOSSAI; DOUGLAS SILVA TEIXEIRA; DUARTH FERNANDES ROCHA; DUPONT SPECIALTY PRODUCTS RELATED CO SAVINGS PLA; DURVAL VANUCCINI; DWS ADVISORS EMERGING MARKETS EQUITIES-PASSIVE; DWS INVEST

LATIN AMERICAN EQUITIES; DWS LATIN AMERICA EQUITY FUND; E-L FINANCIAL CORPORATION LIMITED; EASTSPRING INVESTMENTS; EATON VANCE COLLECTIVE INVESTMENT TFE BEN PLANS EM MQ EQU FD; EATON VANCE TR CO CO TR FD—PA STR EM MKTS EQ COM TR FD; EDCARLOS RODRIGUES DA SILVA; EDDALDO PINHEIRO NASSUR; EDDIE FERNANDO CANDIDO MURTA; EDENEI PEREIRA DA SILVA; EDENILSON GALHOTI; EDER ALVES DE OLIVEIRA; EDER FERNANDO DA SILVA; EDER LUIS WARZEA; EDER PEREIRA DE CARVALHO; EDERSON AUGUSTO DE LIMA MORAES; EDERSON LINO; EDGAR LUIS STACNEY; EDGAR PETER JOSEF KOHN; EDILBERTO PELISSARO; EDILSON LIMA DE ARAUJO; EDIMAM RODRIGUES DE SOUSA; EDIMAR HENRIQUE DE LIMA; EDIRENIO ALTINO MACHADO JUNIOR; EDIVALDO DE SOUZA FARIA; EDIVALDO LOPES PEIXOTO; EDMAR RUEDIGER; EDMILSON BORGES DA SILVA; EDMILSON FALCI GOMES; EDMILSON SIQUEIRA DA SILVA; EDMUNDO CALASANS DE CARVALHO JUNIOR; EDMUNDO CALDEIRA DE SOUSA NETO; EDMUNDO DOS SANTOS SANTANA; EDMUNDO MARTIN GRACZYK REICHELT JUNIOR; EDMUNDO SOARES AGUIAR; EDMUR CAMARGO MACHADO; EDNA CARINE CECCATTE FLOR; EDNALDO ANTONIO VETORATO; EDNEI DENI JUNG; EDNEY PRIMO; EDNILSON SOUSA DE AZEVEDO; EDSON ALFREDO GROTHE; EDSON ALVES SA TELES; EDSON CESAR VALDEVITE; EDSON DE MENDONCA; EDSON FIGUEIREDO DOS SANTOS; EDSON MARCONE NEVES; EDSON MARQUES; EDSON PANDORI; EDSON RAMALHO HENRIQUES; EDSON RIBEIRO DA SILVA JUNIOR; EDSON ROBERTO BUENO; EDSON SANTIAGO; EDSON STRAPAZZON; EDSON TAKAYASSU; EDUARDO BRAULIO DE SOUZA; EDUARDO CHEDID SIMOES; EDUARDO DE BITTENCOURT GARCIA; EDUARDO DE LIMA VIEIRA; EDUARDO DIAS CAVALCANTE; EDUARDO DOS SANTOS CARMO; EDUARDO DOS SANTOS MONTEIRO; EDUARDO FERREIRA LEAL; EDUARDO FRANCA COSTA; EDUARDO GANDRA COUTO FERREIA; EDUARDO GOMES DE ARAUJO; EDUARDO GONCALVES; EDUARDO GUTSTEIN DA FONSECA AMORIM; EDUARDO HENRIQUE INACIO; EDUARDO HERKES FILHO; EDUARDO IGNACIO BAPTISTA; EDUARDO JANUARIO; EDUARDO JOSE DA COSTA BATISTA; EDUARDO JOSE VIEIRA MIRANDA; EDUARDO LEIVAS SLOPER DE ARAUJO; EDUARDO MARANGON PINTO; EDUARDO MARTINI RAMOS; EDUARDO MATTIOLI RIZZI; EDUARDO MONTEIRO DE BARROS MAGALHAES PADILHA; EDUARDO PALOMARES ROMANO; EDUARDO PISACCO MOTTA; EDUARDO PORTO DE OLIVEIRA; EDUARDO PRADO DE ARAUJO; EDUARDO RANGEL THOMPSON; EDUARDO RIBEIRO HEITOR; EDUARDO SOARES DE MELO OLIVEIRA; EDUARDO SOUZA FRANCISCO; EDUARDO TAKAHIRO YAMASHITA; EDUARDO VENANCIO CAMARGO; EDUARDO VIEIRA DE CARVALHO; EDUARDO VITOR RIBEIRO PAULA; EDUARDO ZANELA AMERICANO; EDVALDO CHRISTIANO DA SILVA; EDVALDO SOARES ARAUJO NETO; EDVAN BATISTA BARBOSA; EDY MAICON MERENDINO; EFRAIM TITTON BAVARESCO; EGIDIO

VERONESE JUNIOR; ELAINE DA SILVA VIOLA; ELDSON GOMES DOS SANTOS; ELENI MARIA DOS SANTOS ROMANI; ELIANA CASSIA HYDE NOGUEIRA; ELIANA DUARTE SOARES; ELIANA SOARES DE MELO; ELIANE MARIA GOMES LIMA; ELIANE PERPETUA DE ASSIS; ELIAS MARTINS; ELIEZER DA SILVA; ELIEZER MENDES ALVES; ELINALDO VIEIRA DOS SANTOS; ELISEUMAR VIEIRA DE SOUSA; ELISIO FREIRE DA SILVA JUNIOR; ELISSON BRUNO ALBUQUERQUE DE BRITO; ELISSON HENRIQUE DA SILVA; ELIZABETH ALVES PEREIRA; ELIZABETH DE FATIMA DA SILVA MATTAS; ELIZABETH KAWAKAMI; ELIZANDRO ARISIO SOARES; ELKJAER MEDEIROS DA SILVA; ELOI JOSE PARISOTTO; ELON DA SILVA SANTANA; ELSON RIBEIRO BARBOSA; ELUCIANO GUERREIRO GUIGEM; ELZA APARECIDA CALSAVARA VICENTE; EMANUEL FERNANDES SANTOS; EMANUEL LIMAVERDE VILAR; EMANUELLE MARQUES PEREIRA SIMAS; EMER MKTS CORE EQ PORT DFA INVEST DIMENS GROU; EMERGING MARKETS COMPLETION FUND, L.P.; EMERGING MARKETS EQUITY INDEX MASTER FUND; EMERGING MARKETS INDEX NON-LENDABLE FUND; EMERGING MARKETS INDEX NON-LENDABLE FUND B; EMERSON AMADE CARRIDE; EMERSON ELECTRIC COMPANY MASTER RETIREMENT TR; EMERSON MAYK BERTAO SILVA; EMERSON OLIVEIRA NASCIMENTO; EMERSON VIGNOTO MATOS; EMERSON ZAHER CABRAL; EMPLOYEES RET SYSTEM OF THE STATE OF HAWAII; EMPLOYEES RETIREMENT SYSTEM OF GEORGIA; EMPLOYEES RETIREMENT FUND OF THE CITY OF DALLAS; EMPLOYEES RETIREMENT SYSTEM OF TEXAS; ENILSON DA SILVA BORGES; ENRICO BRENNO MORETTI; ENSIGN PEAK ADVISORS,INC; ENVIRONMENT FUND; EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO; ERALDO DA COSTA; ERIC GOMES NOBRE RIBEIRO; ERIC ISSAO OHATA; ERIC SPELTA RUDNIK; ERIC TADEU PEREIRA DE CARVALHO; ERICLAUDIO OLIVEIRA DOS SANTOS; ERIKA CRISTINA MELO; ERIKA FRANCISCA DA COSTA MENDES; ERIKSON HOLSTEIN DA SILVA; ERIVELTO SILVA MARCAL; ERIX MARIA DA SILVA; ERMINDO LOPES NETO; ESDRAS DA SILVA AQUINO; ESDRAS JONATHAN ROSA DOS SANTOS; ESDRAS LUCAS RODRIGUES DA SILVA; ESIO ELOI DOS SANTOS FILHO; ESTACIO ROCHA FURTADO; ESTANISLAU BARBOSA COSTA; ESTEFHANE ALCANTARA UBIRAJARA; ESTEVAO ANTONIO DE QUEIROZ MONTEIRO; ETERNITY LTD; EUCLIDES CAETANO MOLINARI; EUCLIDES RODRIGUES DE CARVALHO JUNIOR; EUCLIDES TEDESCO; EUGENIO APARECIDO PRETO; EUNICE MITIE INOUE MURAKAMI; EURICO ALBERTO DE ARAUJO CORREIA; EUROPACIFIC GROWTH FUND; EVALDO DOS SANTOS SILVA; EVANDIO FERREIRA DE SOUZA; EVANDRO CARLOS SENHORINHA DE ALENCAR; EVANDRO GUILHERME CASSEL; EVANDRO ROCHA TORRES; EVANILDO ISIDORO DE ANDRADE BR; EVELYN NERI FERREIRA; EVERALDO TUFIK SOUBHIA; EVERARDO LIMA DE SOUSA; EVERSON DA SILVA BIAZON; EVERTON DE OLIVEIRA CORREA; EVTC CIT FOF EBP-EVTC PARAMETRIC SEM CORE

EQUITY FUND TR; EXELON GENERATION COMP, LLC TAX QUALIFIED NUCLEAR DECOMM PAR; EXPEDITO CHAVES CAVALCANTE NETO; EZEQUIEL PINHEIRO NETO; FABIANA APARECIDA PINHEIRO; FABIANA FELIPE DA SILVA; FABIANO ALMEIDA DE SOUZA; FABIANO AMARAL RODRIGUES; FABIANO CIPPICIANI DE ANDRADE; FABIANO DE OLIVEIRA SILVA; FABIANO ERNESTO BERGAMO SILVESTRE; FABIANO EWALD VENTURINI; FABIANO MENDES SILVEIRA; FABIO ARCELINO DO REGO; FABIO BARSHAD FAIWICHOW; FABIO BUENO ROSSI; FABIO CAMPOS JORGE ANNUNZIATA; FABIO DINNIES SANTOS; FABIO DOMINGUES DE MORAES; FABIO EDUARDO DE SOUZA FERNANDES; FABIO ELISSANDRO CASSIMIRO RAMOS; FABIO FERNANDO P DA SILVA; FABIO GARCIA ALBINO DE ALMEIDA CYRINO; FABIO GUILHERME SOUTO TELES; FABIO HAACH TEO; FABIO HENRIQUE LEONE; FABIO JOSE INFORSATO; FABIO LUIS CORDEIRO ARIOSA; FABIO LUIS PEREIRA BARBOZA; FABIO LUIZ FERRAZ MING; FABIO NUNES DE SOUZA; FABIO NUNES PONTUAL; FABIO OLIVEIRA NERY BORGES; FABIO RAGAZINI DOS SANTOS; FABIO REESE; FABIO RIBEIRO RODRIGUES; FABIO ROVAI CASTILHO; FABIO SERGIO DE SOUSA; FABIO TADEU DE MACEDO SANTANA; FABIO TEIJI NINOMIYA; FABIO TEIXEIRA SIMOES; FABIO TOLEDO BRAGA; FABIO WANDERSON DO NASCIMENTO MELLO; FABIO WILSON RODRIGUES; FABIOLA CRISTINA AQUINO SILVA; FABIOLA SILVA OLIVEIRA; FABRICIO ALEXANDRE VIANA OLIVEIRA; FABRICIO ANDRE TEIXEIRA; FABRICIO SILVA SESSA; FABRICIO VITOR DE SOUZA PINTO; FACTORY MUTUAL INSURANCE COMPANY; FAGNER CAVALCANTE NOGUEIRA MACHADO; FATIMA MARIA DA SILVA; FAUSTO VARGAS BOLDRINI; FAYNER FELICIO PAZ DA COSTA; FEDERATED CAPITAL INCOME FUND; FEDERATED HERMES EQUITY INCOME FUND, INC.; FELICIA MIKI MIZOGUTI; FELIPE ADROALDO RAMPELOTTO GATTO; FELIPE ALENCAR ROCHA; FELIPE ASSIS DE CASTRO ALVES NAKAMOTO; FELIPE AZZI DE ALMEIDA CAMARGO; FELIPE BIZOLI PEREIRA; FELIPE CARDOSO DOS SANTOS; FELIPE CARDOSO VARGAS; FELIPE CARNEIRO CALHEIROS; FELIPE CESAR BACCI COSTA; FELIPE DA COSTA BERNARDES; FELIPE DA SILVA TOBIAS; FELIPE DE OLIVEIRA SOUZA; FELIPE DOMINGOS DE ALBUQUERQUE; FELIPE DOS SANTOS LOPES; FELIPE FARIA ROMEIRO; FELIPE FREIRE PEREIRA; FELIPE GONCALVES CAETANO; FELIPE JOSE GOMES RIBEIRO; FELIPE LEDUR; FELIPE LOPES DE MIRANDA; FELIPE LOPES MELO; FELIPE LOURENCO MOTA; FELIPE LUCCHETTI ANGELO; FELIPE LUIS HENKES; FELIPE LUIZ PICOLOTTO; FELIPE MENEZES BARRETTO; FELIPE OLIVEIRA SILVA SARAIVA; FELIPE PARRELA LAENDER; FELIPE PAVAN; FELIPE RAPOSO BRANDAO; FELIPE ROLDAN GUILHERME; FELIPE SALOME FONSECA; FELIX CARLOS CHEHU; FELIX HUMBERTO FRANCA; FERNANDA ALEXANDRE SIPRIANO; FERNANDA BARBOSA DA SILVA; FERNANDO AFONSO DO CARMO; FERNANDO ALVES MOTTA; FERNANDO AMENDOLA ZAIDAN; FERNANDO ANTONIO MARQUES JUNIOR; FERNANDO ARIEL RIOS;

FERNANDO AUGUSTO CAMARGO DE ARRUDA BOTELHO; FERNANDO AUGUSTO SENDAS PANTANO; FERNANDO CABRAL NEVES; FERNANDO CERIOLLI; FERNANDO CRUZ MENDES; FERNANDO DOMINGUES MACHADO; FERNANDO ESTIMA MELLO; FERNANDO FAVARO PIAZZA; FERNANDO FERNANDES; FERNANDO LUIZ FREIBERGER; FERNANDO LUIZ MOYA TEIXEIRA; FERNANDO LUZ DORNELIS DE MOURA; FERNANDO MARCONDES MACHADO DE GODOI GARCIA; FERNANDO MAXIMILIANO NETO; FERNANDO MEGGIATO SCANDOLARA; FERNANDO PAGANINI PEREIRA; FERNANDO PASCUA GARCIA; FERNANDO PERES GONTIJO; FERNANDO ROBERTO B NOBREGA; FERNANDO RODRIGUES DA SILVA JUNIOR; FERNANDO SABINO MARQUES MONTEIRO; FERNANDO SIMOES PIRES JUNIOR; FERNANDO SPADA FILHO; FERNANDO TADEU PEDROSO LELLIS; FHILIPE RAFAEL GIMENES; FIDELITY CONCORD STREET TRUST: FIDELITY ZERO INT. INDEX FUND; FIDELITY COVINGTON TRUST: FIDELITY ENHANCED EMERGI; FIDELITY GLOBAL EX-U.S. EQUITY INDEX INSTITUTIONAL; FIDELITY INVESTMENT FUNDS FIDELITY INDEX EMERG MARKETS FUND; FIDELITY INVESTMENT TRUST: FIDELITY GLOBAL COMMODITY STOCK F; FIDELITY SALEM STREET T: FIDELITY E M INDEX FUND; FIDELITY SALEM STREET T: FIDELITY G EX U.S INDEX FUND; FIDELITY SALEM STREET T: FIDELITY TOTAL INTE INDEX FUND; FIDELITY SALEM STREET TRUST: FIDELITY FLEX INTERNATIONAL IND; FIDELITY SALEM STREET TRUST: FIDELITY SAI EMERGING; FIDELITY SALEM STREET TRUST: FIDELITY SAI EMERGING M I FUND; FIDELITY SALEM STREET TRUST: FIDELITY SERIES G EX US I FD; FIDELITY SALEM STREET TRUST: FIDELITY STRAT REAL RETURN FUND; FILIPE DE ALMEIDA PEREIRA; FILIPE LEONARDO RODRIGUES MIRANDA; FILIPE PRADO NASCIMENTO; FILIPE SILVEIRA BET; FILIPE SPINOLA AMARAL; FIREFIGHTERS RETIREMENT SYSTEM; FIREMEN S ANNUITY AND BEN. FD OF CHICAGO; FIRST SENTIER INVESTORS GLOBAL UMBRELLA FUND PLC RQI GLOBAL; FIRST TRUST BRAZIL ALPHADEX FUND; FIRST TRUST EMERGING MARKETS ALPHADEX FUND; FIRST TRUST GLL FUND PLC—FIRST TR EMERG MKTS ALPH UCITS ET; FIRST TRUST GLOBAL F PLC—FIRST T G E INCOME UCITS ETF; FIRST TRUST LATIN AMERICA ALPHADEX FUND; FLADEMIR DE OLIVEIRA EICH; FLAVIA LOPES ROCHA DA SILVA; FLAVIO AUGUSTO CHAVES DE OLIVEIRA; FLAVIO DA ROCHA SILVEIRA; FLAVIO DE OLIVEIRA MELO; FLAVIO DE OLIVEIRA NOGUEIRA; FLAVIO GOMES MALNARCIC; FLAVIO GUILHEM GABRIEL DA SILVA; FLAVIO LEONEL D ERCOLE; FLAVIO MALFATTI SARTORATO; FLAVIO MARCILIO DE OLIVEIRA; FLAVIO NICARETTA AMORIM; FLAVIO TAVARES DA SILVA; FLEXSHARES MORNINGSTAR EMERGING MARKETS FACTOR TILT INDEX F; FLORIDA RETIREMENT SYSTEM TRUST FUND; FLORIO FONTOLAN FILHO; FORD MOTOR CO DEFINED BENEF MASTER TRUST; FORD MOTOR COMPANY OF CANADA, L PENSION TRUST; FRANCESCA CASAGRANDE LUCHESE; FRANCISCA ELIENE

NASCIMENTO DA SILVA FIORENTINI; FRANCISCAN ALLIANCE, INC. MASTER PENSION TRUST; FRANCISCO AMARAL DE MENDONCA; FRANCISCO BEZERRA SOUZA; FRANCISCO BRAZ IGUTI; FRANCISCO CESAR VIEIRA SALES; FRANCISCO CIRINEU DE BRITO; FRANCISCO CLOVIS ROMBE FILHO; FRANCISCO DE ASSIS E SILVA; FRANCISCO DE ASSIS RODRIGUES; FRANCISCO DERCIMO DOS SANTOS JUNIOR; FRANCISCO EUESALI DE OLIVEIRA FIGUEIREDO; FRANCISCO FABIO DE SOUZA PALACIO; FRANCISCO FERNANDES FILHO; FRANCISCO FERNANDES FILHO; FRANCISCO FERREIRA CARRILHO; FRANCISCO FERRON; FRANCISCO JOSE ARAUJO BEZERRA; FRANCISCO LIMA SILVA; FRANCISCO MARCIO SEXTO ALEXANDRE; FRANCISCO MELFI; FRANCISCO MISSIAS DA CONCEICAO LOPES; FRANCISCO ROGERIO B CAMPOS; FRANCO DI IULIO MANGIA; FRANK JOSEF HANSEN; FRANK LUCAS; FRANKLIN EMERGING MARKETS CORE EQUITY FUND; FRANKLIN FUND ALLOCATOR SERIES—FRANKLIN EMERGING; FRANKLIN LAURINDO FERREIRA; FRANKLIN LIBERTYQT EMERGING MARKETS INDEX ETF; FRANKLIN LIBERTYSHARES ICAV; FRANKLIN TEMPLETON ETF T—FRANKLIN LIBERTYQ EMERGING M ETF; FRANKLIN TEMPLETON ETF TRUST—FRANKLIN FTSE BRAZI; FRANKLIN TEMPLETON ETF TRUST—FRANKLIN FTSE LATIN; FREDERICO ILIDIO RODRIGUES DE MELO; FREDERICO SAULO SANTANA HONORATO DE AZEVEDO; FREEDOM 100 EMERGING MARKETS ETF; FUED ALEXANDRE JUNIOR; FUNDPARTNER SOLUTIONS (SUISSE) SA—TURICUM—AKTIEN—UND I; FUTURE FUND BOARD OF GUARDIANS; GABRIEL AFFONSO VARZIM FEITOSA; GABRIEL ANTONIO RIBEIRO; GABRIEL AZEVEDO ROLDON; GABRIEL CARDOZO DOS SANTOS; GABRIEL CASIMIRO ALVES KASCZESZEN; GABRIEL COSTA E SILVA; GABRIEL DE ALCANTARA ANDRADE; GABRIEL DE SOUSA PETRO; GABRIEL HUNGARO RIBEIRO PIGOZZO; GABRIEL JAIR FELIPE DA CUNHA; GABRIEL MENDES PEREIRA; GABRIEL MOREIRA NUNES; GABRIEL QUESADA GALLERANI; GABRIEL REZENDE SA FREIRE; GABRIEL RODRIGUES DA CRUZ; GABRIEL SARDINHA ESTEVAM DA COSTA; GABRIEL SOUZA RIBEIRO; GABRIEL SURETTE NEVES DIAS; GABRIEL V SANCHES; GABRIELA SEGATEL; GABRIELLA CARVALHO GUEDES; GAM INVESTMENT MANAGEMENT (SWITZERLAND) AG F Z I I-Z A E M P; GAM INVESTMENT MANAGEMENT (SWITZERLAND) AG ON BEHA; GARD UNIT TRUST; GASPARINO RAIMONDI JUNIOR; GAUDENCIO GOMES; GEAN GLEISON VITORIO DA SILVA; GENERAL ORGANISATION FOR SOCIAL INSURANCE; GENERAL PENSION AND SOCIAL SECURITY AUTHORITY; GENESIO ROBERTO CAMARGO; GENESIS JACKSON BERNARDO DA COSTA; GENILSON DOS SANTOS SILVA; GENILSON TEIXEIRA GOMES; GENIPABU FUNDO DE INVESTIMENTO EM AÇÕES; GENIVAL LOPES DE MELO; GENIVALDO CARNEIRO ELIAS; GEORGE CRISTIANO HIRT; GEORGE DA SILVA PINTO; GEORGE LUCAS DA CRUZ CARDOSO; GEORGE MAURICIO DE MESQUITA GRUMBT; GEOVANE VALERIO; GEOVANNI BRUNO RASOTO;

GEOVANNI OLIVEIRA DE JESUS; GERALDO CORDEIRO DE JESUS; GERALDO FERREIRA DOS SANTOS; GERALDO NUNES SILVA; GERALDO NUNES VIEIRA RIZZO; GERALDO ROSARIO RIBEIRO; GERALDO SARDINHA ALMEIDA; GERALDO TERRANA DE CARVALHO; GEREMIAS LUDWIG VIOTT; GERLANDIA GOMES DA SILVA; GERMANO SORIANO DE SA; GERSON BECKER PAVIANI; GERSON TOFFANIN JUNIOR; GETULIO MEDEIROS; GIAN CARLOS KALINOSKI; GIAN LUIGI FUMAGALLI; GIANLUCA BLOTTA; GILBERTO ANTONIO DE MELLO; GILBERTO CARDOSO BRAZ; GILBERTO DOS SANTOS; GILBERTO JORGE PAZETTO; GILBERTO LAMOGLIA GONCALVES; GILBERTO OLIVEIRA DO CARMO JUNIOR; GILBERTO TOSI; GILMAR ROCHA RODRIGUES; GILMAR SCHUMACHER; GILSON ALBERTO ROSA LIMA; GILSON LOPES COSTA; GILSON TAVARES PIRES RIBEIRO; GILVAN BAGATINI FLORES; GIOVANE APARECIDO DE LIMA; GIOVANE MARQUES DA SILVA; GIOVANE TENORIO DE LIMA; GIOVANNA PASSOS FRANCO DA ROSA; GIOVANNI FILIBERTO LIPARI; GIOVANNI LOPES FEDERICI; GISLAYNE MADISON PARENTI COUTO; GIULIANA GOMES NOGUEIRA; GLASIELE DA CRUZ SALES; GLAUBER DINIZ ARAGAO; GLAUBER JUNG GABRIEL R BUFFARAH JANUNZZI; GLAUCO ANDRE DE OLIVEIRA BEZERRA; GLEISON OLIVEIRA REZENDE; GLENIO ALVES TROTTA; GLENON DUTRA; GLEYCON SIQUEIRA LAMPRECHT; GLOBAL ALPHA TILTS ESG NON-LENDABLE FUND B; GLOBAL ALPHA TILTS FUND B; GLOBAL DELTA EMERGING MARKETS FUND, LP; GLOBAL TRUST COMP FBO AQR COLLEC INV TRUST-AQR E E C I FUND; GLOBAL X BRAZIL ACTIVE ETF; GLOBEFLEX EMERGING MARKETS ALL CAP COMMINGLED TRUS; GMO BENCHMARK-FREE FUND, A SERIES OF GMO TRUST; GMO EMERGING M. FUND, A SERIES OF GMO TRUST; GMO EMERGING MARKETS EX-CHINA FUND, A SERIES OF GM; GMO GLOBAL EQUITY ALLOCATION INVESTMENT FUND; GMO IMPLEMENTATION FUND, A SERIES OF GMO TRUST; GMO MULTI-ASSET TRUST; GOLDMAN SACHS ETF ICAV ACTING SOLELY ON BEHALF OF; GOLDMAN SACHS ETF TRUST—GOLDMAN S ACTIVEBETA E M E ETF; GOLDMAN SACHS ETF TRUST—GOLDMAN SACHS EMERGING M; GOLDMAN SACHS ETF TRUST II—GOLDMAN SACHS MARKETB; GOLDMAN SACHS FUNDS—GOLDMAN SACHS EMERGING MARKE; GOLDMAN SACHS FUNDS II—GOLDMAN SACHS GMS EMERGING MARKETS; GOLDMAN SACHS TRUST II- GOLDMAN SACHS MULTI-MANAGER G E FUND; GONCALO CARLOS GOMES JUNIOR; GOVERNMENT EMPLOYEES SUPERANNUATION BOARD; GOVERNMENT OF SINGAPORE; GOVERNMENT SUPERANNUATION FUND; GRASIELE CRISTIANE DE OLIVEIRA; GREGORIO SLIWKA; GUIDEMARK EMERGING MARKETS FUND; GUIDESTONE FUNDS EMERGING MARKETS EQUITY FUND; GUILHERME BARBOSA ALVES; GUILHERME BARBOSA DE MAGALHAES; GUILHERME BARBOSA DUARTE LEITE; GUILHERME BARIJAN PARMEGGIANI; GUILHERME BERNARDES MELO COSTA; GUILHERME BRAVIN SILVA; GUILHERME BRITO ROBEIRO DE

OLIVEIRA; GUILHERME CANDIDO SIMON; GUILHERME CARVALHO SILVA; GUILHERME CESAR MONTE GIOVANAZZI; GUILHERME DANTAS FERNANDES ALVES; GUILHERME DAVINI JAHIC; GUILHERME DE FREITAS ROVERI JOSE; GUILHERME DE SOUZA PEDRO; GUILHERME DREVNIAK; GUILHERME HENRIQUE ZANDONA; GUILHERME JORGE ARAGAO DA CRUZ; GUILHERME KATO RODRIGUES; GUILHERME LEITE PAIVA; GUILHERME LOHNER SILVEIRA; GUILHERME MALGARIZI VASQUEZ; GUILHERME MENEZES CALIXTO; GUILHERME MERGULHAO CORDEIRO; GUILHERME NOGARA; GUILHERME PIETRO BOM PEROZIN; GUILHERME PIMENTA FERANTI; GUILHERME PIVA DOS SANTOS; GUILHERME RIBEIRO FELIPE; GUILHERME SOLAR DUARTE; GUSTAVO BARABBA DE SOUSA; GUSTAVO DA SILVA SOUTO DE OLIVEIRA; GUSTAVO DAMAS DE CASTRO; GUSTAVO DE CARVALHO ALMEIDA; GUSTAVO DE OLIVEIRA MEDINA; GUSTAVO GUERRA BANDINELLI; GUSTAVO HENRIQUE GALINARI; GUSTAVO HENRIQUE MARTINS CAMPOS; GUSTAVO HENRIQUE SACOMAN; GUSTAVO IVO MEIRA DE CARVALHO; GUSTAVO JAVIER BONNET; GUSTAVO MARTINS PARAGUASSU; GUSTAVO MONTEIRO FERREIRA AMARANTO; GUSTAVO OLIVEIRA DOS SANTOS; GUSTAVO PENZE PEREIRA; GUSTAVO RIGON; GUSTAVO SEVERO DE SEVERO; GUSTAVO WOLFF; GUSTAVO ZANATTA BRUNO; GUY CLIFTON HALLIDAY; H.E.S.T. AUSTRALIA LIMITED; HAILTON DE PAULA; HALLEY FABIANO DE RESENDE MARTINS; HALLIBURTON CO EMPLOYEE BENEFIT MASTER TRUST; HAMILTON SCHEIN BELLAGUARDA; HAND COMPOSITE EMPLOYEE BENEFIT TRUST; HARALD FERNANDO DA ROSA ASMUS; HAROLDO JOSE KALBUSCH; HARTFORD EMERGING MARKETS EQUITY FUND; HARTFORD HEALTHCARE CORPORATION DEFINED BENEFIT MASTER TRUST; HARTFORD HEALTHCARE ENDOWMENT LLC; HARTFORD MULTIFACTOR LOW VOLATILITY INTERNATIONAL EQUITY ETF; HAYDEE AMABILE MARALDI LUSVARGHI; HC CAPITAL TRUST THE EMERGING MARKETS PORTFOLIO; HEBER CAMACHO DESTERRO; HEBER DO VALLE; HEBERTH DE SOUZA SIRIACO; HEBERTY KELVYN ALVES DE SOUZA; HECTOR ENDERSON TAVARES; HEIK PIRES DE SOUZA; HEITOR RICARDO GOMES DE OLIVEIRA; HEITOR SALES DA COSTA SOBRINHO; HELENA MARIA DA SILVA CASTRO; HELIO DE SOUSA LOBO FILHO; HELIO MAIA; HELIO TERUAKI TAKAHASI; HELIO YOSHIMITSU YAMAGUSHI; HELOY DE OLIVEIRA LIMA; HENDEL ALEXANDRE DE FREITAS; HENRIQUE DA SILVEIRA NUNES; HENRIQUE LUCENA SOARES DA SILVA; HENRIQUE MASSATO ENDO; HENRIQUE NEVES MAGALHAES SANTIAGO; HENRIQUE OLIVEIRA DE MORAES; HENRIQUE RODRIGUES LOPES; HENRIQUE SOARES DE SOUZA; HENRIQUE TAVARES DE OLIVEIRA; HENRIQUE URIEL LOPES; HENRIQUE VOLPATO MALUTA; HERBERT BARBOSA FABIANO ALVES; HERBERT DE GUSMAO TENORIO; HERBERT HARRI WINTER NETO; HERBERT HENRY WALD; HERCULES FERREIRA DA SILVA; HERLLON MOURA DE MENESES LIRA; HERMES

TOMAZONI; HERON NEVES BORGES; HGIF - GLOBAL EMERGING MARKETS MULTI-ASSET INCOME; HILTON CESAR OLIVEIRA CASSIANO; HITALO VINYCIUS ARAUJO RIBEIRO; HOMERO GAGLIARDI NESI; HOMERO LUCAS KALINOWSKI; HONG JIK LEE; HORACIO LOPES JUNIOR; HOSPITAL AUTHRORITY PROVIDENT FUND SCHEME; HOSTPLUS POOLED SUPERANNUATION TRUST; HOUSTON MUNICIPAL EMPLOYEES PENSION SYSTEM; HPE COMMON CONTRACTUAL FUND; HSBC ETFS PLC HSBC EMERG MARKET SUSTAIN EQUITY UCITS ETF; HSBC ETFS PUBLIC LIMITED COMPANY; HSBC GLOBAL INVESTMENT FUNDS - BRAZIL EQUITY; HSBC I T S (SGP) LTD TRT ALL G I P FDS - A GL HI PAYOUT FD; HSBC INDEX TRACKER INVEST. FUNDS FTSE ALL WORLD INDEX FUND; HSBC INDEX TRACKER INVESTMENT FUNDS - MSCI EMERGING MARKETS; HSBC INDEX TRACKER INVESTMENT FUNDS - MSCI EMERGING MARKETS; HUGO DO CARMO SILVA; HUGO LEONARDO COSTA DE AZEVEDO; HUGO LEONARDO FERREIRA GOMES; HUGO NEJAR LOPES; HUMBERTO EUSTAQUIO DE SOUZA; HUMBERTO OSMAR BARONE; HUMBERTO SIMOES DE SOUZA RIBEIRO; HUMILITY LTD; HUSSEIN RASSOUL SALEM; HYUNWOO CHO; IAGO DE FARIA MOREIRA; IAGO SILVA CHAVES; IBM 401 (K) PLUS PLAN; ICARO IGOR CASTRO DE M BARROS; ICARO MESSIAS MAIA DE FREITAS; ICARO PEDROSO DE OLIVEIRA; IGOR BITTENCOURT RIBEIRO; IGOR CESAR ARAUJO DE SOUZA; IGOR DE MELO ROMANO; IGOR FELIPE CORREA DA SILVA; IGOR TARCITANO DA SILVA; IGOR VIEIRA DANTAS SILVA; ILAN SZKURNIK; ILIDIO NEVES DE ALMEIDA; ILLINOIS MUNICIPAL RETIREMENT FUND; ILVAN DE SOUZA RODRIGUES; IMCO EMERGING MARKETS PUBLIC EQUITY LP; IN BK FOR REC AND DEV,AS TR FT ST RET PLAN AND TR/RSBP AN TR; INALDO MENDES FRANCA; INDUSTRIENS PENSIONFORSIKRING; INOCENCIO BATISTA LIMA; INTECH GLOBAL ALL COUNTRY ENHANCED INDEX FUND LLC; INTERNATIONAL EQUITIES PASSIVE B UNIT TRUST; INTERNATIONAL EXPATRIATE BENEFIT MASTER TRUST; INTERNATIONAL MONETARY FUND; INVESCO BCPL BADGER FUND; INVESCO DWA EMERGING MARKETS MOMENTUM ETF; INVESCO INVESTMENT MANAGEMENT LTD, ACTING AS MANAG; INVESCO MARKETS III PLC - INV FTSE RI EMERGING MARK U ETF; INVESCO MARKETS III PLC - INVESCO FTSE EMERGING MA; INVESCO MARKETS III PLC - INVESCO FTSE RAFI ALL-WORLD 3000 U; INVESCO OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND; INVESCO SP EMERGING MARKETS MOMENTUM ETF; INVESTEC GLOBAL STRATEGY FUND; INVESTORS WHOLESALE EMERGING MARKETS EQUITIES TRUST; IRAPUAN FRANCO DE MENDONCA; IRINEU ALVES ALCIDES; ISAAC FERREIRA DA ROCHA; ISAAC MATALON; ISAEL WESLEY DA SILVA SOUZA; ISAIAS ZEFERINO DE FARIA; ISHARES (DE) I INVESTMENTAKTIENGESELLSCHAFT MIT TG; ISHARES CORE MSCI EMERGING MARKETS ETF; ISHARES CORE MSCI EMERGING MARKETS IMI INDEX ETF; ISHARES CORE MSCI TOTAL INTERNATIONAL STOCK ETF;

ISHARES EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF; ISHARES EDGE MSCI MULTIFACTOR GLOBAL ETF; ISHARES EMERGING MARKETS DIVIDEND ETF; ISHARES EMERGING MARKETS FUNDAMENTAL INDEX ETF; ISHARES EMERGING MARKETS IMI EQUITY INDEX FUND; ISHARES GLOBAL MONTHLY DIVIDEND INDEX ETF (CAD-HEDGED); ISHARES III PUBLIC LIMITED COMPANY; ISHARES MSCI ACWI ETF; ISHARES MSCI ACWI EX U.S. ETF; ISHARES MSCI BRAZIL ETF; ISHARES MSCI BRIC ETF; ISHARES MSCI EMERGING MARKETS ETF; ISHARES MSCI EMERGING MARKETS EX CHINA ETF; ISHARES MSCI EMERGING MARKETS VALUE FACTOR ETF; ISHARES PUBLIC LIMITED COMPANY; ISHARES V PUBLIC LIMITED COMPANY; ISRAEL DOS SANTOS GOMES; ISRAEL JUNIOR DE LIMA FRUTUOSO; ISRAEL MARCOS DA SILVA; ISRAEL PAZIN BARROS SEIXAS; ITAMAR SANTANA; ITAÚ FUNDS - LATIN AMERICA EQUITY FUND; IURI RANGEL SOUZA DE JESUS; IVAN BARBIERO FILHO; IVAN BASILIO DE OLIVEIRA; IVAN FERNANDES DA SILVA; IVAN MAUAD BOTELHO; IVAN YOSHIO NISHIGASAKO; IVANIA FRITSCH; IVANILDO DE OLIVEIRA; IVANIO DOS SANTOS BRANCO; IVESCO FTSE RAFI EMERGING MARKETS ETF; IVO ANTONIO CLEMENTE JUNIOR; IVO FERNANDO PANTALEAO; IVOMARCOS DE LIMA VIEIRA; IVONEI MOREIRA DUARTE; IVY EMERGING MARKETS EQUITY FUND; IZAIAS SILVA GOMES DE LIMA; IZIDORO MION; JACIARA DE CARVALHO SANTOS; JACKSON CARLOS CARDOSO DOS SANTOS; JACKSON MEDEIROS CRUZ SILVA; JACQUES EL KOBBI; JACSON LUIZ PERES; JADSON KAYO DO NASCIMENTO RODRIGUES; JAILSON BATISTA DE OLIVEIRA; JAILSON DA SILVA MARTINS; JAILSON GUINE DA SILVA JUNIOR; JAILSON LIMA DA SILVA; JAIME VITOR NOVAES DOS SANTOS; JAIR PERES JUNIOR; JAIR VIEIRA TAVARES JUNIOR; JAIRO ALTAIR GEORGETTI; JAISON PEREIRA DE OLIVEIRA; JAMES ANTONIO FERREIRA UCHOA; JAMES DE OLIVEIRA SAMPAIO; JAMIL HABIB HANNOUCHE; JAMIR DAVID JUNIOR; JAMMER ADAM COLLANGE CAVALCANTI; JAMUR GERLOFF; JAN WILLEM ORBERG; JANA DIVERSIFIED GLOBAL SHARE TRUST; JANDERVANIA DO VALE ROSAS; JANDILSON COSME DA SILVA; JANE MONTEIRO BEZERRA; JANETE LAMAS DE OLIVEIRA; JANGO DOS SANTOS FEITOSA; JANIO MOSSINATO; JAQUELINE APARECIDA DA CUNHA; JARES DE JESUS DA SILVA; JATHIR TREGNAGO BETIOL; JAVIER LAGO ALONSO; JAYDER DE AMORIM CASSIMIRO; JAYDIONE LUIZ MARCON; JAYME MACIEL SAMPAIO; JAYSON NAGAOKA; JEAN CARLOS DE ANDRADE; JEAN FRANCA DO NASCIMENTO; JEFERSON FRANCA DA SILVA; JEFERSON FUHR; JEFERSON MATTEI; JEFERSON MOREIRA DOS SANTOS; JEFFERSON ANTONIO DOS SANTOS; JEFFERSON DA SILVA PAULINO; JEFFERSON DE ANDRADE BRAGANCA; JEFFERSON DE GRACIA CORREA; JEFFERSON LUIZ DE AGUIAR PAES; JEFFREY LLC; JENARIO DAS NEVES NASCIMENTO; JENNIFER RAYANE ROMERO MARTINS; JENNY ELIZA SIMAO SILVA; JERFFESON TEIXEIRA DE SOUZA; JERSON ZANLORENZI JUNIOR; JESPER ERIK

ANDERSSON; JEYSON PEREIRA DA SILVA; JHEMES SILVA; JHONATAN BRUSTOLIN ALVES DA SILVA; JHONATAN GARCIA; JHONE FERREIRA DA COSTA; JIMMY SWAGGARTT INACIO PEREIRA DE SOUZA ALMEIDA; JNL EMERGING MARKETS INDEX FUND; JOANITA MARIA MAESTRI KAROLESKI; JOAO ALEXANDRE YAMASHITA COSTA; JOAO BATISTA D MORAIS NETO; JOAO BATISTA TAVARES DA SILVA; JOAO CAETANO FIORAVANCO; JOAO CARLOS DA SILVA; JOAO CARLOS DE MENSURADO FERREIRA; JOAO DAVI PARZIANELLO DAVANTEL; JOAO DUARTE VASCONCELOS FREITAS; JOAO EDUARDO SILVA; JOAO FELIPPE JUNIOR; JOAO FERNANDO GONCALVES DE LIMA; JOAO FERREIRA DE SOUZA; JOAO FRANCISCO DE OLIVEIRA; JOAO GILBERTO DA IGREJA MORAIS; JOAO GOES NETO; JOAO GUILHERME PEREIRA; JOAO HENRIQUE DO NASCIMENTO; JOAO HENRIQUE MERTEN PEIXOTO; JOAO HUMBERTO DIAS CAMPOS; JOAO IRINEU DOS SANTOS; JOAO ISMAEL PLACONA; JOAO LUIS NORONHA GRASSI; JOAO LUIZ COELHO ALVES; JOAO LUIZ COSTA; JOAO LUIZ HENRIQUE DA SILVEIRA; JOAO MARCOS FERREIRA ASSIS; JOAO MARINHO GOMES JUNIOR; JOAO MATEUS KELLY BARBOSA; JOAO PAULO BENEDETTI; JOAO PAULO DANTAS LOBO; JOAO PEDRO LADEIA DABUS FIGUEIREDO; JOAO PEDRO MACEDO DO AMARAL; JOAO PEDRO NIERO DA SILVA; JOAO PEDRO RIOS SCHMEIKAL; JOAO PEDRO SILVEIRA E SILVA; JOAO RAIMUNDO RIBEIRO NETO; JOAO RENILDO JORNADA GONCALVES; JOAO ROBERTO FERREIRA DA SILVA; JOAO VERDE FRANCA PEREIRA; JOAO VICENTE DUARTE; JOAO VICTOR AZEVEDO DE MENEZES CORREIA DE MELO; JOAO VICTOR DUARTE DOS SANTOS; JOAO VICTOR GOMES DE PAULA; JOAO VICTOR MARTINS VICENTE; JOAO VITOR AZEVEDO JACUNDA SANTOS; JOAO VITOR CAIRES ALVES; JOAO VITOR SILVA; JOAO VITOR TRIBIST GUION; JOAQUIM CANDIDO DE SOUSA FILHO; JOAQUIM DOUGLAS DE ALBUQUERQUE; JOAQUIM ORILIO DO CARMO; JOAQUIM SERVULO DA CRUZ; JOAQUIM SOARES DE OLIVEIRA NETO; JOAQUIM VICTOR DE ANDRADE MOURA; JOB LUCIANO GONCALVES MOREIRA; JOCIANA RIBEIRO DOS SANTOS; JOCIANO ARLINDO BAUM; JOEL ARNALDO PONTIN; JOEL BARBOSA DE MEDEIROS JUNIOR; JOEL JUNIOR PEREIRA DA SILVA; JOEL RAMOS DE LIMA; JOELCIO VIANA SERRAVALLE; JOELMA RAMOS SIQUEIRA ABREU; JOHN DEERE PENSION TRUST; JOHN HANCOCK FUNDS II INTERNATIONAL STRATEGIC EQUITY ALLOCAT; JOHN HANCOCK TRUST COMPANY COLLECTIVE INVESTMENT T; JOHN HANCOCK VARIABLE INS TRUST INTERN EQUITY INDEX TRUST; JOHNNY NEVES BEJARANO; JOHNY ROBERT SOUZA; JOICE MABONI DERLAN; JONAS DE CARVALHO CASTELANI; JONAS FONTOURA DOS SANTOS; JONAS TADEI SOSSAI; JONAS THIAGO DA SILVA; JONATAS DOS SANTOS FERREIRA; JONATAS NEVES LEGAL; JONATHAN RIBEIRO PEREIRA; JORGE ARMANDO OLIVEIRA DO AMARAL; JORGE ARTUR FIALHO AMORIM; JORGE DE ALMEIDA JABRAYAN; JORGE DE OLIVEIRA CONCEICAO; JORGE EDUARDO FOUTO MATIAS; JORGE

FAGUNDES DA PAIXAO; JORGE FERNANDO MOREIRA LOPES; JORGE FREDERICO DA SILVA BELLINI; JORGE FREDERICO HANSEN; JORGE JOAO DA SILVEIRA SB; JORGE LUIZ FUNCHAL; JORGE LUIZ LARCHER; JORGE LUIZ LEITE RAMALHO JUNIOR; JORGE MORAIS; JORGE PAULO ANTUNES XAVIER; JORGE RODRIGO BARBOSA DE QUEIROZ; JORGE ROSA COELHO; JORGE SAITO; JORGE SANTOS DA MOTA; JOSE CARLOS DA SILVA; JOSE ADEMAR LEAL TAVARES; JOSE ADRIANO SIPRIANO; JOSE AILTON FONSECA; JOSE AILTON NOGUEIRA DANTAS; JOSE ALEX SANTOS DA ROCHA; JOSE ALTINO DONIZETI MARQUES; JOSE AMERICO LOUREIRO BARROS; JOSE ANTONIO FONSECA MOREIRA; JOSE ANTONIO LUIZ DA SILVA; JOSE ANTONIO MEROTTO; JOSE ANTONIO RIBAS JUNIOR; JOSE CALIL DEGHAIDE; JOSE CARLOS ANTONIO; JOSE CARLOS ARAUJO; JOSE CARLOS CARVALHO DA SILVA; JOSE CARLOS FELIX DOS SANTOS FILHO; JOSE CARLOS FIRMINO DE CAMPOS; JOSE CARLOS GONCALVES; JOSE CARLOS MAIA MARTINS; JOSE CARLOS RODRIGUES DE SOUZA; JOSE CARLOS SENA; JOSE CESAR DE OLIVEIRA NETO; JOSE DA CONCEICAO DOS SANTOS ARRUDA; JOSE DAMASIO DE AQUINO; JOSE DE ARIMATEA BRANDAO LOURENCO; JOSE DE MOURA COELHO; JOSE DE RIBAMAR ALMEIDA QUADROS; JOSE DIONISIO DE MARQUES REIS; JOSE DONIZETH ALVES RIBEIRO; JOSE DONIZETTI GOMES; JOSE EDUARDO HORTA BRETAS; JOSE EDUARDO MENDES FERREIRA; JOSE EDUARDO MOURA DE ASSIS; JOSE ELTON CARNEIRO FROTA; JOSE EUCLIDES BARBOSA FILHO; JOSE EVANGELISTA PEREIRA; JOSE EVERALDO REIS; JOSE FAUSTO DE CARVALHO SANTOS; JOSE FERNANDO GARCIA; JOSE FERNANDO SARAIVA DE VASCONCELLOS; JOSE GABRIEL CELESTINO MEDINA LIMA; JOSE GOMES LOPES; JOSE GUERINO ROSSI; JOSE GUSTAVO PEREIRA DE SOUZA; JOSE HENRIQUE DE OLIVEIRA; JOSE HENRIQUE REYNOSO MACUL; JOSE HENRIQUE RIBEIRO JUNIOR; JOSE HILTON MARTILIANO; JOSE JAIME DE OLIVEIRA; JOSE JARDEL DOS SANTOS; JOSE JARDIM DE ARAUJO FO; JOSE JESUALDO DOS SANTOS; JOSE JOCONDO DE CONTI; JOSE JULIO MIRANDA CABRAL; JOSE LUCAS DOS REIS JUNIOR; JOSE LUIS GONZALEZ FLORES; JOSE LUIZ MARIN; JOSE LUIZ VICENTE; JOSE MARCELO DE SOUZA; JOSE MARCIO DA SILVEIRA E SILVA; JOSE MARCONES CARNEIRO DE MOURA SOUZA; JOSE MARIA TELES FILHO; JOSE MAURICIO GNATA TELLES; JOSE NAZARENO XAVIER; JOSE NILTON ALVES DOS SANTOS; JOSE NIVALDO DA SILVA; JOSE OLIMPIO FERREIRA PEREIRA; JOSE ORLANDO DE OLIVEIRA; JOSE OTHON RIBEIRO MOREIRA NETO; JOSE RIBEIRO CARVALHO; JOSE RICARDO DE ARAUJO FONTES; JOSE RICARDO PADOVANI ROSA DE OLIVEIRA; JOSE ROBERTO FERRAZ PIRES; JOSE ROBERTO RODRIGUES JUNIOR; JOSE ROBERTO TEIXEIRA VIEIRA; JOSE RUBENS GOMES CARNEIRO; JOSE SALVADOR CONSTANTINO ZARCOS FILHO; JOSE SERAFIM SEVERO ANTUNES; JOSE VEIGA VEIGA; JOSE VENTURA PINTO NETO; JOSE VICENTE MACHADO; JOSE WAGNER; JOSE WILMAR KRAUTLER; JOSEFA

ILZA NETA; JOSEVAN OLIVEIRA DOS SANTOS ROCHA; JOSIANE BUGIGA REBELLATO; JOSIMAR BRITO SANTOS; JOSIMAR DOS ANJOS SANTOS; JOSIMAR DOS SANTOS BARBOSA; JOSIMAR DOS SANTOS PAULA; JOSUE AUGUSTO PANCINI; JOSUE RAMOS DE LIMA; JOSUE SALOMAO DUARTE DA SILVA; JPMORGAN BETABUILDERS EMERGING MARKETS EQUITY ETF; JPMORGAN DIVERSIFIED RETURN EMERGING MARKETS EQUITY ETF; JUAN HENRIQUE BOARO; JUAREZ DA FONSECA TELES; JUAREZ TIAGO DO AMARAL DA FONSECA; JUCILENE DE OLIVEIRA ARAUJO; JULIANA APARECIDA SOARES TEODORO; JULIANA DA SILVA MARTINS; JULIANA DUARTE BELO; JULIANA FARIA CASTRO GOMES; JULIANA KARLA DE SOUZA BATISTA; JULIANA MERY BRANDAO; JULIANA SANTOS DE SOUZA; JULIANO CEZAR BARBI; JULIANO PACHECO DE DEUS; JULIANO RODRIGUES SANGALLI; JULIANO VENTURA FERREIRA; JULIANO ZEQUINI POLIDORO; JULIO CESAR APARECIDO DE CARVALHO; JULIO CESAR BATISTA SILVA; JULIO CESAR BRANDO; JULIO CESAR DE MELO; JULIO CESAR DOS REIS; JULIO CESAR OLIVEIRA CAMPOS; JULIO CESAR PIRES ARMADA; JULIO CEZAR BALVEDI; JULIO DE MELO NETO; JULIO DE PAULA CABRAL NETO; JULIO FALGEMBERG JUNIOR; JULIO NERY NETO; JULIO SHOJI ZOTOVICI KOBAYASHI; JULYA SOUZA PONTES ALVERNAZ; JUNIA REJANE PEREIRA; JUNITSI KOEKE; JURANDIR BATISTA SOUSA; JUSCELINO DA SILVA LAGOS; KAIO RODRIGO BRUKMULLER DA SILVEIRA; KAPITALFORENINGEN LD, GLOBAL QUANT - MANDAT; KAPITALFORENINGEN LD, SMART BETA-MANDAT; KAREN CRISTINA CAMARGO CARAGNANO; KAREN FALCAO BRITTO; KARINA ANTONIO CALHEIROS; KARINE DA CUNHA DUARTE; KARLA MARIA DE OLIVEIRA GONCALVES; KASSIO AURELIANO DA SILVA SANTOS; KATHIA GUIMARAES FERRER; KATHLEEN NAYANE LIMA DE OLIVEIRA; KATIA APARECIDA ROCHA MORONI; KAUA HULLISON DA CRUZ ARTEMAN; KAYNA STELET SANTOS; KAYRAN DOS SANTOS; KELLVEM ALVES BARBOSA; KENIA PAULA DA SILVA; KENJI MARCOS SUZUKI; KENNETH MACDONALD COCKING II; KETHERINE STHEPY MARKOWICZ; KEVIN CRISTIAN GERVASONI; KLEBER DOS SANTOS LIMA; KLEBER JORDAO DE SOUZA; KLEBER JOSE APARECIDO BARBOSA; KLEBER MARINHO CARDOZO; KLISMANN SMOGER MOTTIN; KOLUMBAN II - AKTIEN WELT; KRANESHARES MSCI EMERGING MARKETS EX CHINA INDEX E; LACM ACWI EX US EQUITY FUND L.P.; LACM EMERGING MARKETS FUND L.P.; LACM EMII, L.P.; LAERCIO RODRIGUES DINIZ; LAERT NASCIMENTO ARAUJO; LAERTE LOPES RAMOS; LAISE SANTANA; LARISSA ABREU CARPI COSTA; LARRY HENRIQUE DA COSTA; LATTICE EMERGING MARKETS STRATEGY ETF; LAUANE SALES MARTINS; LAUDILENE DANTAS DA TRINDADE DE SOUZA; LAUDINEIA ROSA ORBELI; LAUDUS INTERNATIONAL MARKETSMASTER FUND; LAURA ALMEIDA YAMAUTI; LAURENCE LAMARE DIAS MARQUES; LAURO CARNICELLI; LAZARO RODRIGUES DE SIQUEIRA; LEANDRO APARECIDO ROBERTO; LEANDRO

ATHAYDE ALVES BARBOSA; LEANDRO BARBOSA DE OLIVEIRA; LEANDRO BRASILEIRO DE SOUZA; LEANDRO DA SILVA FAGUNDES; LEANDRO JANDER CHIMENE; LEANDRO JOSE FERREIRA; LEANDRO LUIS DAROS; LEANDRO MEDEIROS DO NASCIMENTO; LEANDRO PINTO DA SILVA; LEANDRO RODRIGO DA SILVA; LEANDRO SOARES RANIERI; LEANDRO VASCONCELLOS RONDI; LEGAL GENERAL SCIENTIFIC BETA EMERGING MARKETS FUND, LLC; LEGAL GENERAL U. ETF P. LIMITED COMPANY; LEGAL & GENERAL CCF; LEGAL & GENERAL COLLECTIVE INVESTMENT TRUST; LEGAL & GENERAL FUTURE WORLD ESG EMERGING MARKETS; LEGAL & GENERAL GLOBAL EMERGING MARKETS INDEX FUND; LEGAL & GENERAL GLOBAL EQUITY INDEX FUND; LEGAL & GENERAL ICAV; LEGAL & GENERAL INTERNATIONAL INDEX TRUST; LEGAL AND GENERAL ASSURANCE PENSIONS MNG LTD; LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED; LEIDSON MOURA DE SOUZA; LEILA CAROLINE TOLEDO CORTEZ SOLES; LEMIRO JUSTINO FERREIRA NETO; LENIO MERCES SAMPAIO; LEON BENSOUSSAN; LEON GONCALVES DE OLIVEIRA; LEONARDO ALBANI LUCINDO; LEONARDO ALBERICI OSELAME; LEONARDO AUGUSTO CHITERO SPELTA; LEONARDO BASSI MARCATTO; LEONARDO BENEDITO ANTONIO; LEONARDO COSTA DA CONCEICAO; LEONARDO CRUZ RODRIGUES; LEONARDO DIAS DE AGUIAR; LEONARDO DINIZ ANDRADE TAYAR ASSAD; LEONARDO LEITE FERREIRA; LEONARDO LOPES CHRISTOVAM; LEONARDO LUIS FERREIRA GOMES SOLON; LEONARDO MUNKEVIZ; LEONARDO NASCIMENTO SALOMAO; LEONARDO NOGUEIRA VALVERDE DE MORAIS; LEONARDO PADILHA GOMES; LEONARDO PASCHOALINI BARBOSA DOS SANTOS; LEONARDO PASTOR LOPES; LEONARDO PEREIRA; LEONARDO PIERRE VISNEVSCHI FONSECA; LEONARDO RODRIGUES VENTURA; LEONARDO ROGELIO DA SILVA; LEONARDO SILVA PEREIRA; LEONARDO VIEIRA FERREIRA; LEONARDO VINICIUS CORREIA DE MELO; LEONCIO NASCIMENTO SOUSA; LEONIDAS BOTELHO MAYER; LEONIR FERNANDO VARGAS; LEONIR TREVISAN; LEOVIR BATISTA MACHADO; LETICIA MARQUES VIDAL BATISTA; LETICIA SOUZA GRILO; LEVI LOPES DOS SANTOS; LEYLA ARGIA VENEGAS FALSETTI; LGIASUPER TRUSTEE; LIBERTY MUTUAL 401K PLAN; LICINIO GOMES VILLACA NETO; LIDIANE DIONIZIO RIBEIRO; LILIAN BRAIT; LILIAN CRISTINA VIVEROS HAWKINSON; LILIANA PAREDES MORENO; LILIANE JANINE NIZZOLA; LIMIRO ALVARES NASCIMENTO; LINALDO SOUSA DE FARIAS; LINCOLN DA SILVA; LINCOLN SILVA GOMES; LINDOLFO DO ESPIRITO SANTO DE SOUSA FO; LINDOMAR AUGUSTO FLOR; LIONTRUST INVESTMENT FUNDS I - LIONTRUST LATIN AMERICA FUND; LOCAL AUTHORITIES SUPERANNUATION FUND; LOCKHEED MARTIN CORP DEFINED CONTRIBUTION PLANS MASTER TRUST; LOCKHEED MARTIN CORP MASTER RETIREMENT TRUST; LORIEN MARIA GIACOMAZZI; LOS ANGELES COUNTY EMPLOYEES RET ASSOCIATION; LOURENCO COSTA;

LOURIVAL BERNAR; LOURIVAL DA SILVA JUNIOR; LOUSIANA STATE EMPLOYEES RETIR SYSTEM; LSV EMERGING MARKETS EQUITY FUND LP; LSV EMERGING MARKETS EQUITY FUND USA; LSV GLOBAL VALUE EQUITY FUND; LSV GLOBAL VALUE FUND; LSV INTERNATIONAL (AC) VALUE EQUITY FUND, LP; LUA ALEXSANDER SOUZA DE SA; LUAN DA SILVA DE ASSIS; LUAN RODRIGUES DE MEDEIROS; LUANA DE OLIVEIRA RODRIGUES ROCHA; LUC HARRY MARIA LEYNEN; LUCA BERNARDES CARPI; LUCAS ALMEIDA FAUSTINI; LUCAS BARROS ELIZALDE; LUCAS BARROS SOUZA; LUCAS BATISTA DA SILVA PINTO; LUCAS BRUNO GONCALVES DIAS; LUCAS COLARES ROSA; LUCAS CORSI; LUCAS COSTA BULED; LUCAS COSTA SOUZA LEAO; LUCAS DA SILVA SILQUEIRA; LUCAS DE CAMARGO VALLE; LUCAS DE FARIAS DE ALMEIDA; LUCAS EBRAM VILHENA DE MORAES; LUCAS FELIPPE DOS SANTOS; LUCAS FERNANDES CARDOSO; LUCAS FERNANDES DA SILVA VANZEI; LUCAS FONTAO ABDALLA CORACINI; LUCAS GONCALVES VENZEL; LUCAS HENRIQUE CORRADI LOPES; LUCAS HENRIQUE GONCALVES DA SILVA; LUCAS JANTSCH GUEDES; LUCAS MARTINS ESPINOSA; LUCAS NEVES DA SILVA SOUSA; LUCAS PANZUTO TAVARES DA SILVA; LUCAS PESSOLO ROCHA; LUCAS PICININ SALES; LUCAS PONTES BENEVENUTO; LUCAS SCHIOCHETI; LUCAS VICENTE LIMA; LUCCA FRANCIA SOUTO; LUCELIA VIDAL DA SILVA; LUCIA AKEMI KUBATA; LUCIA HELENA SAUWEN DO AMARANTE; LUCIA LAUDICEIA PEREIRA DE ASSUNCAO; LUCIANA LLOBREGAT DE OLIVEIRA RODRIGUES; LUCIANA LOPES DA COSTA; LUCIANA MARIA JORDAO INACIO; LUCIANA RAMOS CIMA; LUCIANE MARIANO DA ROCHA CAMARDELLI; LUCIANE VIEIRA DE JESUS; LUCIANO ALMEIDA GOMES FILHO; LUCIANO BELINZONI DE CARVALHO; LUCIANO CARNEIRO ARAUJO; LUCIANO DE ARAUJO MAGALHAES; LUCIANO DURAN MARTINS DA SILVA; LUCIANO JORGE CAVALCANTE; LUCIANO MICHAEL DE SOUZA; LUCIANO MOREIRA FERREIRA; LUCIANO NAKAZATO; LUCIANO PASSOS GOMES; LUCIANO RODRIGUES PEREIRA; LUCIANO SCHMIDT; LUCIANO TADEU RIBEIRO ALEIXO; LUCIANO TERENCIO DE MELO; LUCICLEA DO NASCIMENTO; LUCICLEIDE PEREIRA DE ARAUJO; LUCIO BATISTA MARTINS; LUCIO MAURO OLIVEIRA FERREIRA; LUCIVAL MEDEIROS DE SENA; LUCLECIA NECEILDA DA SILVA; LUIS AUGUSTO TEIXEIRA; LUIS CANDIDO DE SOUZA; LUIS CARLOS DA SILVA; LUIS CLAUDIO TAVARES; LUIS DE LIMA RUFFO; LUIS EDUARDO BARROS FERREIRA; LUIS FELIPE DE SOUZA; LUIS FELIPE DOVICHI MENDES; LUIS FELIPE UFFERMANN CRISTOVON; LUIS FILIPI SANTOS SOUZA; LUIS GUSTAVO SOLEO SCALAMBRINO; LUIS HENRIQUE FREITAS SANTOS; LUIS HENRIQUE PEREZ BONFIM; LUIS OTAVIO FORSTER; LUIS PAULO DOS SANTOS; LUIS PAULO PEREIRA; LUIS VIDEIRA ZAPAROLI; LUISA GARRA SILVEIRA; LUISA KATIA DA SILVA VIEIRA; LUISA REVEREY DO PRADO PADILHA; LUIZ ANTONIO ASCENCAO FILHO; LUIZ ANTONIO DA SILVA; LUIZ AUGUSTO IVO

METZKER; LUIZ CARLOS AZI; LUIZ CARLOS BORGES; LUIZ CARLOS CASSEMIRO; LUIZ CARLOS DANIEL DANTAS MARTINS; LUIZ CARLOS DEMATTE FILHO; LUIZ CARLOS FRAGA JUNIOR; LUIZ CARLOS GALINDO DE MEDEIROS; LUIZ CARLOS LINK; LUIZ CARLOS MACHADO; LUIZ CARLOS SANTOS DE BARROS; LUIZ CARLOS SOUZA DOS SANTOS; LUIZ CARLOS STENGHEL FILHO; LUIZ CERQUEIRA DA COSTA; LUIZ CLAUDIO DALA ROSA JUNIOR; LUIZ CLAUDIO GALANTE; LUIZ EDUARDO BERES; LUIZ FABIANO DE OLIVEIRA RODRIGUES; LUIZ FELIPE AGUIAR BARROS PORTO; LUIZ FELIPE FIDELIX; LUIZ FELIPE MENEZES PEIXOTO; LUIZ FERNANDO ALMEIDA ALBERTO; LUIZ FERNANDO BORGES GRIGATO; LUIZ FERNANDO DE LIMA SANTOS; LUIZ FERNANDO MAIA DAMASIO; LUIZ FERNANDO PEREIRA MARQUES; LUIZ FERNANDO SUFFREDINI; LUIZ FRANCISCO CORBARI GRION; LUIZ FRANCISCO SANTOS MELO; LUIZ GILHERME FIGUEIREDO; LUIZ GONCALVES DE OLIVEIRA; LUIZ GUSTAVO VASSOLER ZUCA; LUIZ HAROMAR DE SOUZA; LUIZ HENRIQUE DE MORAES RODRIGUES; LUIZ HENRIQUE THOMAZELLA; LUIZ KILDERY DE MELO OLIVEIRA; LUIZ MARTINS BARBOSA; LUIZ MIGUEL MONGE FERNANDES PATTA; LUIZ OTAVIO DE PAIVA DOMINGUES; LUIZ OTAVIO VILELA REBOUCAS; LUIZ PEDROSA DE SIQUEIRA; LUIZ PERBONI; LUIZ RISCALA MOIZES; LUIZ ROGERIO RODRIGUES DA SILVA; LUIZ SERGIO BERTOLI; LUIZ SERGIO BRAGANCA CATTETE; LUIZ SERGIO GHELLERE; LUIZ TADEU CORREIA DA SILVA; LUIZ UBIRAJARA NUNES COSTA; LUIZ YOSHITAKA DOI; LUTAINER JUNIO CASTRO LINO COELHO; LUTIANI DA SILVA RODRIGUES; LUZAOIR MACHADO DA SILVA; LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND; MACKENZIE EMERGING MARKETS EQUITY INDEX ETF; MACQUARIE MULTI-FACTOR FUND; MACQUARIE TRUE INDEX EMERGING MARKETS FUND; MAERCIO HERCULANO DIAS; MAGALI DOS SANTOS SILVESTRELLI; MAICO PITOL; MAICON DE CAMARGO REINHOLD; MAICON HOFFMANN DA SILVA; MAIKON APARECIDO MAIA SENA; MANAGED PENSION FUNDS LIMITED; MANAGEMENT BOARD PUBLIC SERVICE PENSION FUND; MANOEL CARLOS SILVA SEGUIM; MANOEL DA GUIA RODRIGUES DA SILVA; MANOEL DA SILVA AZEVEDO; MANOEL FURTADO DE LACERDA NETO; MANOEL GIBSON MARIA DINIZ NAVAS; MANOEL HIROSHI MIURA; MANOEL JOSE ANIDO FILHO; MANOEL MISSIAS DOS SANTOS; MARA REGINA AUGUSTO; MARCEL ANTONIO LIMA RIZZO; MARCEL LIPPI; MARCEL SOARES ANDRADE; MARCELINO ALVES DA SILVA; MARCELO A FRANCISCHETTE DA COSTA; MARCELO ADILSON DA CRUZ; MARCELO ANDRES FLORES; MARCELO ANTONIO DUARTE DA CRUZ; MARCELO ARANHA CAGNO; MARCELO AUGUSTO DE QUEIROZ; MARCELO BONAVITA BARACAT; MARCELO BONELLI CARPES; MARCELO COELHO DE AMORIM; MARCELO COLONEZI CHAVES; MARCELO CRISTIANO RESTIVO; MARCELO DAVID LOURENCO; MARCELO DE JESUS SANTOS; MARCELO DE OLIVEIRA ESCOBAR; MARCELO DE SOUZA NETO; MARCELO FERNANDES

DOS SANTOS; MARCELO FERRAZ DE SOUZA; MARCELO GONCALVES TRENTIN; MARCELO GRAPIGLIA DA SILVA; MARCELO GUILHERME AMANCIO; MARCELO JORGE ABRAO; MARCELO JULIANO CARDOSO; MARCELO KIGNEL; MARCELO KLOSS; MARCELO KRAEMER LOURENCO DOS SANTOS; MARCELO LARUCCIA GARCIA; MARCELO LAVAL MALUCELLI; MARCELO LEANDRO SOARES FLORES; MARCELO MAFRA BICALHO; MARCELO MARQUES MOREIRA FILHO; MARCELO MAXIMIANO GUEDES PEREIRA PITANGA FIL; MARCELO NOGUEIRA DA SILVA; MARCELO OLIVA TEIXEIRA DE ASSUMPCAO; MARCELO PEREIRA DE CARVALHO; MARCELO PUCCI; MARCELO ROSSI ARTAMENDE; MARCELO SA; MARCELO SIMOES; MARCELO TACIO MONTEIRO RAMOS; MARCELO TERUO ETO; MARCELO VEIGA RODRIGUES; MARCELO VINICIUS DE MAGALHAES RIBEIRO; MARCIA APARECIDA LIMA; MARCIA DE FATIMA PIRES CORREA FRUTUOZO; MARCIA DE FREITAS MOREIRA; MARCIEL DAL MORO PIANA; MARCILIO BATISTA PIMENTA; MARCIO ALEX VICENTE; MARCIO ANTONIO DA SILVA BARBOSA; MARCIO BRUNO BERTOLDI; MARCIO DA CONCEICAO NEVES; MARCIO DA COSTA GALUTTI; MARCIO FERNANDES; MARCIO GUEDES PEREIRA JUNIOR; MARCIO GUILHERME MORAES DA COSTA; MARCIO HENRIQUE GODINHO DOMINGOS; MARCIO LUIS SILVA GODOY; MARCIO MASSAO SASAKI; MARCIO MENDES STOCKLER PINTO; MARCIO PAIVA DE SOUZA; MARCIO RODRIGO MARQUES; MARCIO SAVERBRONN MANHAES; MARCIO SEVERINO NOGUEIRA; MARCIO TADEU FLORENCIO DA SILVA; MARCIO VINICIUS DA SILVA VIEIRA; MARCIONILIO BARBOSA SOBRINHO; MARCO ANT+ÖNIO MILANI; MARCO ANTONIO BORTOLON; MARCO ANTONIO DE ARAUJO; MARCO ANTONIO LAMAS CAVACA; MARCO ANTONIO SILVA DUARTE; MARCO AURELIO DE FREITAS FIGUEIREDO; MARCO AURELIO VALLE DA COSTA; MARCO TULIO VIEIRA GONCALVES; MARCONI HENRIQUE DE GONCALVES; MARCOS ALBERTO FERRETTI AUTOMARE; MARCOS ANTONIO DA SILVA; MARCOS ANTONIO DENEGA; MARCOS AUGUSTO SARAGIOTTO; MARCOS AURELIO BORGES COELHO; MARCOS BONFIM DOS SANTOS DA SILVA; MARCOS CESAR DE OLIVEIRA; MARCOS CESAR MOREIRA; MARCOS COSTA DE OLIVEIRA; MARCOS DAVID DRACH; MARCOS DE REZENDE VERGARA; MARCOS DOMINGOS DA CRUZ; MARCOS EUZEBIO NUNES; MARCOS FERREIRA GRATIVOL; MARCOS FRIAS TOME; MARCOS HENRIQUE MUNIZ; MARCOS HENRIQUE RIBEIRO; MARCOS JOSE RODRIGUES MIRANDA; MARCOS KELLER DA FONSECA; MARCOS LAGE GOZZI; MARCOS LEANDRO ALVES CEZARIO; MARCOS MARCELINO DE ANDRADE CASON; MARCOS MARCONDES DA SILVEIRA; MARCOS OLIVEIRA DE LUNA; MARCOS PAULO COUTINHO MELLO; MARCOS PAULO DO NASCIMENTO; MARCOS PAULO MEDEIROS MARTINS; MARCOS PAULO MENDES; MARCOS PAULO VEIGA DE ABREU; MARCOS REZENDE TORREAO; MARCOS ROBERT BETIOLI; MARCOS RODRIGUES DA SILVA; MARCOS SENO

GONCALVES FERRAO; MARCOS TADEU DA SILVA FERREIRA; MARCOS TADEU LINS DE QUEIROZ MELLO; MARCOS VINICIUS CULTIENSKI SOUZA; MARCOS VINICIUS LOPES COTRIM NEGREIROS; MARCOS VINICIUS PONTES DA SILVA; MARCOS VINICIUS SALGADO MONTEIRO; MARCOS VINICIUS SOARES NEIVA; MARCUS TULIO MAZZEI FERREIRA; MARCUS VALENTE DE OLIVEIRA; MARCUS VINICIUS A ALVARES; MARCUS VINICIUS DE ALMEIDA COSTA; MARCUS VINICIUS RODRIGUES DA COSTA; MARCUS VINICIUS SCOLASTICI; MARDEN SANTOS BATISTA; MARIA A ROSASCO AFFONSO; MARIA CRISTINA DE ALMEIDA MANZANO; MARIA CRISTINA DOS SANTOS BASTOS FERREIRA; MARIA DA PENHA GUZZO; MARIA ELECI GOMES DA SILVA; MARIA GISELE GONCALVES; MARIA HELENA DE OLIVEIRA; MARIA HELENA FERREIRA LEAL COSTA; MARIA INES BALEIXO; MARIA IRACEMA DE CAMPOS FERRAZ; MARIA ISABEL LIMA NOGUEIRA DE SOUZA; MARIA ISABEL ROELA SARAIVA; MARIA IVONE DOS SANTOS RIBEIRO; MARIA LUCIA RAMALHO MARTINS; MARIA LUCIANA DOS SANTOS DA SILVA; MARIA LUIZA DOS SANTOS; MARIA MAGNOLIA SOUZA LIBERAL; MARIA ROSA TRENTIN ZORZENON; MARIA ROSENY DOS SANTOS LEAO DE FARIA; MARIANA ALVES LOYO; MARIANA DA SILVA PEREIRA; MARIANA RIBEIRO FALAGUASTA; MARIEL BAZZANELLA; MARILENA PAGLIARI; MARINA NUNES MOREIRA MIRANDA; MARIO BETANIO NEVES DA ROCHA; MARIO CARNEIRO DOS SANTOS FILHO; MARIO CESAR KRETZER; MARIO FERNANDO SEABRA DE ALMEIDA; MARIO GONCALVES RODRIGUES FILHO; MARIO HIROSHI IWAGOSHI; MARIO RODRIGUES MORENO; MARIO SERGIO BURGUES DE CARVALHO; MARIO SERGIO PINTO; MARIO TASSO DE AQUINO TEIXEIRA COIMBRA; MARISTELA SIMAO RACY KHEIRALLAH; MARIVALDO JOSE TORRES; MARK CLYDESDALE; MARLINDO MENDES DA SILVA; MARLLON LOPES MOUTTA; MARLON CUNHA MERLO; MARRYTON AUGUSTO SEVERO; MARUAN BIASI EL ACHKAR; MARYEL LEDIO FRIGINI SIQUEIRA; MARYLAND STATE RETIREMENT AND PENSION SYSTEM; MASON CAPITAL MASTER FUND LP; MATEUS CANNIATTI PONCHIO; MATEUS CORREA; MATEUS CORREA DE ASSIS FONSECA; MATEUS DE OLIVEIRA PEDERIVA; MATEUS DO PRADO GUANDOLIN; MATEUS FELIPE ARAUJO MEDEIROS; MATEUS FERNANDO CHELLA MADEIRA; MATEUS HENRIQUE NERY DE SANTANA; MATEUS HENRIQUE SULZBACH; MATHEUS ALMEIDA DE SA; MATHEUS AMORIM BASTOS; MATHEUS AUGUSTO STRIK; MATHEUS CHAPUIS MACHADO PINTO; MATHEUS DA SILVA UZAN; MATHEUS DIETERICH ESPINDOLA BRENNER; MATHEUS DINIZ MARTINS MORAES; MATHEUS ECKE TAVARES BUSANELLO; MATHEUS FERNANDES DAMASIO; MATHEUS FRANCISCO DE ALMEIDA EVARISTO; MATHEUS HENRIQUE VERONEZI FARIA; MATHEUS JOSE SANCHES PEREIRA; MATHEUS MARQUES MAMEDE; MATHEUS MOURA NORMANDES; MATHEUS NASCIMENTO BARRETO; MATHEUS PEREIRA DE OLIVEIRA; MATHEUS QUEIROZ SILVA; MATHEUS VINICIUS PANDOLFO; MAURICIO

CREVELIN MAGALHAES; MAURICIO DE CAMPOS DE OLIVEIRA BRANCO; MAURICIO DE LAVRA PINTO; MAURICIO DE MATOS DE OLIVEIRA; MAURICIO FELIX DOS SANTOS; MAURICIO JOSE DA SILVA OGURA; MAURICIO LEANDRO DA SILVA; MAURICIO MARTINS FONSECA REIS; MAURICIO PAZ SARAIVA CAMARA; MAURICIO ROBERTO RODRIGUES SILVA; MAURICIO RODRIGUES MACEDO; MAURO FERNANDO ANICIO COSTA; MAURO JOSE OLAVO; MAURO MITIO INAGAKI; MAXWELL CARDOSO FERREIRA DA SILVA; MAXWELL CHAVES DE OLIVEIRA; MAYCON ALMEIDA DE SOUZA; MAYCON SILVA MATHEUS; MAYCON STRAVATTI CABRAL DE OLIVEIRA; MAYER ROUBACH; MAYKON FRANCISCO ALVES; MAYRON CAMPI LIMA BARBOSA; MBB PUBLIC MARKETS I LLC; MDPIM EMERGING MARKETS EQUITY POOL; MELISSA MORAES MARQUES; MERCER DIOCESE OF BROOKLYN GROWTH STRATEGY; MERCER DIOCESE OF BROOKLYN LAY PENSION INVESTMENT TRUST; MERCER EMERGING MARKETS EQUITY FUND; MERCER EMERGING MARKETS FUND; MERCER EMERGING MARKETS SHARES FUND; MERCER GE INTERNATIONAL EQUITY FUND; MERCER INTERNATIONAL EQUITY FUND; MERCER NON-US CORE EQUITY FUND; MERCER QIF FUND PLC; MERCER UCITS COMMON CONTRACTUAL FUND; MERCER UNHEDGED OVERSEAS SHARES TRUST; METIS EQUITY TRUST; MFS BLENDED RESEARCH EMERGING MARKETS EQUITY FUND; MFS INVESTMENT FUNDS - BLENDED RESEARCH EMERGING; MG FUNDS 1 MFS GLOBAL EMERGING MARKETS EQUITY FUND; MGI FUNDS PLC; MICAEL GOES CASTRO; MICHAEL DOUGLAS DO ESPIRITO SANTO; MICHAEL DOUGLAS FERREIRA SANDES; MICHAEL MELO DA SILVA; MICHAEL NICOLLAS DO NASCIMENTO DOS SANTOS; MICHAEL TAVARES BATISTA; MICHEL MARCELINO DA SILVA; MICHEL NEIL TRINDADE FRANCISCO; MICHEL SANCHES FERREIRA; MICHEL WOJDYSLAWSKI NIGRI; MICHELE FRAMENTTO; MIGUEL ANGELO DOS SANTOS CORDEIRO; MIGUEL ARRAES DE ALENCAR NETO; MIGUEL FERNANDES DE SOUSA; MIGUEL LOPES SIMPLICIO; MIGUEL RAGONE DE MATTOS; MIGUEL SEVERO MURTA; MIKAEL RODRIGUES MOREIRA; MILENA BARRETO POMILIO; MILENA HITOMI YANAGISAWA; MILTON AUGUSTO DO NASCIMENTO FILHO; MILTON DE ALMEIDA FONSECA FILHO; MILTON FELIPE NUNES DA SILVA; MILTON HILARIO DE MORAIS; MILTON KHLER; MILTON MENDES DA SILVA; MILTON PASSARO NOGUEIRA; MINISTRY OF ECONOMY AND FINANCE; MIP ACTIVE STOCK MASTER PORTFOLIO; MIQUEIAS JOSE TELES FIGUEIREDO; MIRA LOPES ZIMMERMANN; MIRIAN DE ABREU SILVA; MIRIS VIDAL DO NASCIMENTO FERNANDES; MISSOURI EDUCATION PENSION TRUST; MOACIR DA SILVA LEITE; MOBIUS LIFE LIMITED; MOMENTUM GLOBAL FUNDS; MONICA MAFORTE NETTO; MSCI ACWI EX-U.S. IMI INDEX FUND B2; MSCI EMERGING MARKETS EX CHINA IMI INDEX FUND; MSCI EQUITY INDEX FUND B - BRAZIL; MULINA OVERSEAS CORPORATION; MULTIMIX WHOLESALE

INTERNATIONAL SHARES TRUST; MUNICIPAL E ANNUITY A B FUND OF CHICAGO; MURAD SAID SALEH YUSUF SAID; MURILLO LIMA MODESTO; MURILO BRAGA BATISTA; MURILO DE BARROS FELTRAN; MURILO MORITZ; MURYLLO MESQUITA DE SOUZA; NADIR DE MAGALHAES RIBEIRO; NADIR DE OLIVEIRA; NAHYARA SANCHES BINDA; NAT WEST BK PLC AS TR OF ST JAMES PL GL EMER MKTS UNIT FUND; NAT WEST BK PLC AS TR OF ST JAMES PL ST MANAGED UNIT TRUST; NATA CONCATTO LICHT; NATALIA PERES RESENDE; NATALY ALESSANDRA BELLAN; NATANAEL SOUZA RIBEIRO FILHO; NATHALIA MATOSO BALSAMAO; NATHAN SALES DE SOUSA; NATHAN WEISSMAN MEHLBERG; NATIONAL COUNCIL FOR SOCIAL SECURITY FUND; NATIONAL COUNCIL OF SOCIAL SERVICE; NATIONAL EMPLOYMENT SAVINGS TRUST; NATIONAL PENSION INSURANCE FUND; NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST; NATIONAL WESTMINSTER BANK PLC AS TRUSTEE OF ARTEMIS G G FD; NATWEST TRUST AND DEP S L AS T F ST.JAMES S P B M U TRUST; NEBRASKA PUBLIC EMPLOYEES RETIREMENT SYSTEMS; NEI ALVES DOS SANTOS; NEIFI HASSAN SALOUM DEGHAIDE; NELSON ALVES BROCK E/OU IRIS FATIMA DUARTE BROCK; NELSON DALCANALE; NELSON MARCIANO DA SILVA PATROCINIO; NELSON PEREIRA DE CASTRO JUNIOR; NELSON TADEU FEIJO ROCHA; NELSON WEISS MADEIRA; NELSON WU SHAW MING KIN; NEPC COLLECTIVE INVESTMENT TRUST; NEPC INVESTMENT LLC; NEURI STEFENON; NEUSA FRANCESCHETTO; NEUTON NUNES RIBEIRO; NEW SOUTH WALLES TR CORP AS TR FOR THE TC EMER MKT SHAR FUND; NEW WORLD FUND, INC.; NEW YORK STATE TEACHERS RETIREMENT SYSTEM; NICOLAS BARBOSA; NICOLAS INACIO DE JESUS; NIKHOLAS PIETRO VERAN DE CAMPOS FORNEIRO; NILMA TEIXEIRA CARNEIRO DA SILVA; NILSON JARA COENE; NILSON NOBORU NACANO; NILSON PICCOLI; NILTON CESAR CARDOZO DOS SANTOS; NILTON DE CARVALHO NEVES; NILTON DOMINGUES; NILTON PEREIRA JUNIOR; NILTON SANTOS GONCALVES; NINETY ONE AUSTRALIA FUNDS—EMERGING MARKETS EQUITY FUND; NINETY ONE EMERGING MARKETS EQUITY FUND; NINETY ONE EMERGING MARKETS EQUITY FUND; NINETY ONE FUNDS SERIES IV-EMERGING M. E. F.; NIVALDO FRANCISCO SANTOS JUNIOR; NN (L); NN PARAPLUFONDS 1 N.V; NOEMI DA SILVA TABOSSI; NORBERTO VIDOTTO DE NEGREIROS; NORENILDE OLIVEIRA SANTOS MOREIRA; NORIVAL DOS SANTOS SILVA; NORTHERN EMERGING MARKETS EQUITY INDEX FUND; NORTHERN TRUST COLLECTIVE ALL COUNTRY WORLD I (ACWI) E-U F-L; NORTHERN TRUST COLLECTIVE EMERGING MARKETS INDEX FUND-LEND; NORTHERN TRUST COMPANY SUB-ADVISED COLLECTIVE FUNDS TRUST; NORTHERN TRUST INVESTIMENT FUNDS PLC; NORTHERN TRUST UCITS FGR FUND; NOTWEN DE CASTRO SAYAO CARDOZO; NTGI QM COMMON DAILY ALL COUNT WORLD EXUS EQU INDEX FD LEND; NTGI QUANTITATIVE MANAGEMENT COLLEC FUNDS TRUST; NTGI-QM COMMON

DAC WORLD EX-US INVESTABLE MIF - LENDING; NTGI-QM COMMON DAILY EMERGING MARKETS EQUITY I F- NON L; NUNO SERGIO GOMES PEREIRA CALDAS; NUVEEN/SEI TRUST COMPANY INVESTMENT TRUST; OAKLAND POLICE FIRE RET SYSTEM; OBERTAL PAES FILHO; OBERTERY MICHEL; OCELIO LECIO LEDUR; ODACIR PAULO MUHL DE OLIVEIRA; ODAIL FIGUEIREDO JUNIOR; ODAIR PEREIRA HOLANDA; OHIO POLICE AND FIRE PENSION FUND; OLINDINA VIANA DE OLIVEIRA; OMERS ADMINISTRATION CORPORATION; ONEPATH GLOBAL EMERGING MARKETS SHARES(UNHEDGED) INDEX POOL; OREGON PUBLIC EMPLOYEES RETIREMENT SYSTEM; ORLEANS SILVA MARTINS; OSIAS SANTANA DE BRITO; OSIEL ALVES MILHOMEM; OSIRIS CARVALHO GAROFALO; OSMAR COSTA DE SOUZA; OSMAR FILBIDO DE ANDRADE FILHO; OSMAR GITTI FILHO; OSMAR GOMES DE SOUZA; OSORIO DAL BELLO; OSVALDO LUIZ FELISBERTO DE CARVALHO; OSVALDO RIBEIRO DE MORAIS; OSWALDO JOSE LAVINAS JARDIM; OSWALDO CUSTODIO FILHO; OSWALDO LOPES NETO; OSWALDO ROMUALDO ALVES DE MOURA; OT+ÜVIO AUGUSTO DELA COLETA FERRAZ; OTAVIO CAMPOS DE ARAUJO; OTAVIO GOBBO JUNIOR; OVAIR MARQUES SOARES; OZEAS FELIX MENEZES; PABLO ALEXANDRE PEREIRA MASRUA; PABLO GONCALVES BRAGA; PABLO ROCHA LAZARINO; PABLO VAZ GONDIM FARIA; PACER EMERGING MARKETS CASH COWS 100 ETF; PACIFIC GAS A EL COMP NU F Q CPUC DEC MASTER TRUST; PACIFIC SELECT FUND - PD EMERGING MARKETS PORTFOLIO; PALMINOR GOMES LIMA; PARAMETRIC EMERGING MARKETS FUND; PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND; PARAMETRIC TMEMC FUND, LP; PASCOAL ROBERTO PEDUTO; PATRICIA FEITOSA BASSO MIRANDA; PATRICIA RAQUEL SILVA BUONO; PATRICIA RIBEIRO DE ASSIS; PATRICK CARPES DOS SANTOS; PATRICK FARIAS ROCHA; PATRICK REZENDE DE CARVALHO; PAULA BERNASCONI; PAULA CAETANO GARCIA; PAULA CRISTINA SILVA SOARES; PAULA ROBERTA ALFLEN; PAULO ADALBERTO REIMANN; PAULO ADELINO LEITE MESQUITA FILHO; PAULO ANDRE DE LIMA MONTEIRO; PAULO ANTONIO PEREIRA SOARES; PAULO CESAR DA SILVA MACHADO; PAULO CESAR DE BARROS BAPTISTA; PAULO CESAR MASIERO; PAULO CESAR RIBEIRO; PAULO CESAR ROCCO; PAULO CESAR VALERI WALKER; PAULO CESAR VIEIRA DE SOUZA; PAULO CESAR ZANATTA; PAULO CORNELIO MATAVELLI; PAULO DE DEUS DINI; PAULO DILAI SOBRINHO; PAULO DO NASCIMENTO DINIZ; PAULO EDUARDO ALI MERE BERGAMASCO; PAULO EDUARDO MACHADO OLIVEIRA DE BARCELLOS; PAULO EDUARDO TROMBINI DA SILVA; PAULO FERNANDO CANDIDO FERREIRA; PAULO FERNANDO DUTRA MORAES; PAULO GUILHERME DA SILVA; PAULO GUIMARAES DO VALLE FILHO; PAULO HARTFELDER; PAULO HENRIQUE ALCANTARA ANTUNES; PAULO HENRIQUE DE OLIVEIRA CARVALHO; PAULO HENRIQUE DOS SANTOS; PAULO HENRIQUE DOS SANTOS

VENTURA; PAULO LUIZ DE SOUZA CARVALHO; PAULO OSMAR JUNKES; PAULO PEREIRA CANDIDO; PAULO RICARDO OST FRANK; PAULO RICARDO PEIXOTO; PAULO ROBERTO DE OLIVEIRA; PAULO ROBERTO DOMINGUES FERREIRA; PAULO ROBERTO LEAL GOMES; PAULO ROBERTO MOURA DE CARVALHO; PAULO ROBERTO PINTO DE CARVALHO; PAULO ROBERTO RORIZ MEIRELES FILHO; PAULO ROBERTO SOUSA SOARES JUNIOR; PAULO ROBERTO VIEGAS SILVA; PAULO SERGIO CRUZ DORTAS MATOS; PAULO SERGIO LOPES SOARES DE ALMEIDA; PAULO SERGIO NOVA RODRIGUES; PAULO SERGIO OLIVEIRA FERNANDES; PAULO SERGIO ROCHA SERRA; PAULO SERGIO SILVA; PAULO TADATOSHI HIROKI; PAULO VICTOR MENESES SOUZA; PEDRO ALCANTARA PONTES NUNES; PEDRO AUGUSTO VIANA PATO; PEDRO CAMINSCKI FILHO; PEDRO CASTRO SOUZA VILLELA; PEDRO CESAR PEREIRA ROSA; PEDRO DE ASSUNCAO PIMENTA RIBEIRO; PEDRO DE CAMPOS BARBOSA MORENO; PEDRO DOS SANTOS SOARES; PEDRO EMANUEL TEIXEIRA ROCHA; PEDRO EMILIO CARDOUZO; PEDRO GUIMARAES DE ALMEIDA CAIADO CUNHA E CRUZ; PEDRO HENRIQUE CARDOSO; PEDRO HENRIQUE DE ANDRADE; PEDRO HENRIQUE MARTINS MATTOS PARANHOS BARREIROS; PEDRO HENRIQUE MATHIAS LIMA; PEDRO HENRIQUE MELEGA DUARTE DE OLIVEIRA; PEDRO HENRIQUE MOZART REIS; PEDRO HENRIQUE OLIVEIRA DA SILVA; PEDRO HENRIQUE SANTOS LIMA; PEDRO IGOR MANTOAN; PEDRO LAZARO ATUN; PEDRO LUCAS CARDOSO CLEMENTE; PEDRO LUCAS DA SILVA ALVES; PEDRO LUIZ DOS REIS FILHO; PEDRO LUIZ WHITAKER VIDIGAL; PEDRO MACHADO LIMA; PEDRO MARQUES LINHARES PINTO; PEDRO PADUAM; PEDRO PAULO RIBEIRO CALDERARO; PEDRO PELUFFO; PENSION PLANS MASTER TRUST FOR ALCOA USA CORPORATI; PEOPLE S BANK OF CHINA; PERCIO DE SOUZA E SILVA; PETRONI GOMES DA COSTA; PGIM QUALIFYING INVESTOR FUNDS PLC; PHILADELPHIA GAS WORKS PENSION PLAN; PHILOMENA BARBARA AUGUSTO; PHOENIX U T M L R P A S INDEX EMERGING MARKET EQUITY FUND; PICTET - EMERGING MARKETS INDEX; PICTET CH INSTITUCIONAL-EMERGING MARKETS TRACKER; PIERA GADELHA DELFINO; PIERRE DOS SANTOS ROMANO; PIMCO EQUITY SERIES: PIMCO RAE EMERGING MARKETS FUND; PIMCO EQUITY SERIES: PIMCO RAFI DYNAMIC MULTI-FACTOR EMERGIN; PIMCO RAE EMERGING MARKETS FUND LLC; PLINIO DO CARMO CUSTODIO; PLINIO MACEDO MARQUES; POLICE AND FIREMEN S RETIREMENT SYSTEM OF NEW JERS; POLICK CHEN ZHANPENG; POOL REINSURANCE COMPANY LIMITED; PRADIPTO AYON CHAUDHURI; PRIME SUPER; PRINCIPAL GLOBAL INVESTORS FUNDS; PRISCILA BORGES ALMEIDA; PRISCILA DINIZ LOPES; PRISCILA DUTRA MONACO; PRISCILA MORAES DE SOUZA; PRUDENTIAL ASSURANCE COMPANY SINGAPORE (PTE) LTD; PRUDENTIAL INVESTMENT PORTFOLIOS 2 - PGIM QMA E. M. E. FUND; PRUDENTIAL RETIREM INSURANCE AND ANNUITY COMP; PRUDENTIAL TRUST COMPANY; PRUDENTIAL WORLD FUND INC. - PGIM

QMA I. E. FUND; PUB INSTITUTIONAL FUND UMBRELLA-PUB EQUITIES EMER MARKETS 1; PUB INSTITUTIONAL FUND UMBRELLA-PUB EQUITIES EMER MARKETS 2; PUBLIC EMPLOYEES LONG-TERM CARE FUND; PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO; PUBLIC EMPLOYES RET SYSTEM OF MISSISSIPPI; PUBLIC SECTOR PENSION INVESTMENT BOARD; QIC INTERNATIONAL EQUITIES FUND; QIC LISTED EQUITIES FUND; QSMA1 LLC; QSUPER; RACHEL FERREIRA SANTOS; RACHEL GRANADO SZKLO; RAFAEL AGRAMONTE GUERREIRO; RAFAEL ALBERTO MILANEZ RIBEIRO; RAFAEL ALENCAR SILVA; RAFAEL AMARAL PORSANI; RAFAEL AUGUSTO DA COSTA; RAFAEL BRONZERI; RAFAEL CHRISTOFER ROCHA; RAFAEL CORREA ARAUJO; RAFAEL DE LIMA CAMPOS; RAFAEL DE PAULO SCHERER DE LIMA; RAFAEL DIAS MORTARI; RAFAEL FREITAS DE OLIVEIRA; RAFAEL GONCALVES DE OLIVEIRA SANTOS; RAFAEL HENRIQUE BRUNHERA; RAFAEL JOSE LEITE NOGUEIRA DA SILVA; RAFAEL LEITE VARELA; RAFAEL MACEDO PALAZZO; RAFAEL MARTINS CARRARA; RAFAEL MARTINS DOS SANTOS; RAFAEL MARTINS GREGORIO; RAFAEL MIRANDOLA VERDI CUNHA; RAFAEL NERI NEVES; RAFAEL NICOLA DIAS DE OLIVEIRA SOUSA; RAFAEL NUNES MOREIRA MIRANDA; RAFAEL PAOLIELLO SEBASTIAO; RAFAEL PEREIRA MANDARINO; RAFAEL PIVARO DE SOUZA; RAFAEL RESENDE MIGUEL; RAFAEL RODRIGUES GODOY; RAFAEL RODRIGUES LIMA; RAFAEL RUSSAFA MIGUEL; RAFAEL SANTOS ROCHA; RAFAEL SOUSA DE JESUS; RAFAEL SOUTO MACEDO; RAFAELA LARROSA BOSCATO; RAIMUNDO JOSE DE CASTRO SOUSA; RAIMUNDO NONATO DE VASCONCELOS; RAISA RAMOS DE PINA; RALFE KAHIL; RAMATIS ZUBURU RIBEIRO; RAMON SANCHO SIQUEIRA DE SOUZA; RAMON SIDNEI DOS SANTOS; RAMON SOUZA DELA TORRES; RANIERI AUGUSTO DE ALMEIDA; RAPHAEL ALMEIDA E SILVA; RAPHAEL ALVES FERNANDES; RAPHAEL FERNANDES DOS REIS; RAPHAEL FURTADO OLIVIERI; RAPHAEL JACOB DE MAGALHAES CORREA; RAPHAEL PERRELLI GONCALVES; RAPHAEL PRAZERES DA SILVA; RAPHAEL SAULORS CHAPUR; RAPHAELL MOREIRA MARTINS; RAQUEL BATISTA MELEIRO; RAUL CLEMENTE DANTAS DA SILVA; RAUL SEARA NETO; RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF; REASSURE LIMITED; REGIME DE RETRAITE D HYDRO-QUEBEC; REGINA CELIA VIEIRA MORELI; REGINA DA SILVA REIS; REGINALDO CORREIA LOREIRO; REGINALDO DOS REIS AMORIM; REGINALDO MARCONDES; REGINALDO MARCOS SILVA SANTOS; REGINALDO WAGNER SANTOS CORREA; REGIS JORGE TAVARES DANTAS; REGIS LUCIO RIDIGOLO; REGIS MARTINS CEREDA; REGIVAN ROCHA LIMA; REINALDO DE FREITAS MARQUES; REINALDO LUIS PENHA AFFONSO; RENAN ANDRIOLI; RENAN BASTOS DE SOUSA; RENAN DONIZETE DA SILVA CRUZ; RENAN GUSTAVO NUNES GARCIA; RENAN LAZARO PEREIRA; RENATA BLINY SANTOS FELICIO; RENATA PEREIRA BORGES; RENATO AUGUSTO PIRETT LAPOT; RENATO BABOLIM RIBEIRO; RENATO CIPULLO

SOBRAL; RENATO DOS SANTOS SADLER; RENATO GOULART RODRIGUES; RENATO LAZARO DE OLIVEIRA PARREIRAS; RENATO LEITE MARCONDES; RENATO LINO OLONCA; RENATO PETRINI DURANTE; RENATO POLTRONIERI; RENATO PORTO DE AMORIM; RENATO RAFAEL REGINATTO; RENATO SANTOS DE ROMA; RENATO SCHOEPS DE ARAUJO; RENATO SCHOR; RENATO SILVA DE CARVALHO; RENATO SOARES PEREIRA VIANA; RENATO SOUZA SALES DE OLIVEIRA; RENATO SURACI DOS SANTOS; RENE DOTTORI LEIBINGER; RENNY APOLINARIO DA SILVA; RETAIL EMPLOYEES S PTY. LIMITED; RICARDO BIER TROGLIO; RICARDO BOBROW FALBEL; RICARDO BRUNIERA PERES FERNANDES; RICARDO BRUNO VALERIO; RICARDO CARVALHO RODRIGUES FILHO; RICARDO CECHINEL CARDOSO; RICARDO CONFALONIERI GELAIN; RICARDO CORDEIRO TRINKEL; RICARDO CORREIA MIGUEZ; RICARDO COSTA FONSECA; RICARDO CREPALDI DE BRITO; RICARDO DAS NEVES; RICARDO DOS SANTOS BERWANGER; RICARDO EGYDIO SETUBAL; RICARDO FERNANDES COIMBRA; RICARDO FERREIRA CABRAL; RICARDO FIRPO FREIRE; RICARDO FONTOURA DA SILVA; RICARDO GALLARDO; RICARDO GASTARDELI YAMAMOTO; RICARDO GOES E SILVA; RICARDO GOMES GONCALVES; RICARDO HENRIQUE DA SILVA SIMOES; RICARDO JOSE DA SILVA; RICARDO LEME DOS SANTOS; RICARDO LUIS RIBEIRO MARTINS; RICARDO MENDES FERREIRA; RICARDO PEREIRA DE LIMA; RICARDO PIERA COLL; RICARDO PINTO DE BARROS; RICARDO PLETIKOSZITS BASTOS; RICARDO ROZZINO; RICARDO SOARES MARTINS; RICARDO STEINMETZ; RICARDO SVAGER ALLET; RICARDO VIEIRA SANTIAGO; RICARDO VILLELA BASTOS; RICARDO WASHINGTON GONZAGA BRAGA; RICHARD ALEXANDRE SANCHES MAYO; RICHARD BRUNO FERREIRA DA SILVA; RILLEY PARANHOS DA SILVA; RINALDO A TORDIN SPADACCIA; RINALDO OLITA; RIO AÇÕES FIA; ROBECO CAPITAL GROWTH FUNDS; ROBERTA CARLA SOTTILE; ROBERTA GOMES VIOLATI; ROBERTA LIMA DA SILVA; ROBERTO AFFONSO DE FARIAS; ROBERTO APELBAUM; ROBERTO CARLOS OLIVEIRA DOS SANTOS; ROBERTO CARLOS PRAZERES DE ANDRADE SILVA; ROBERTO COSTA MARQUES; ROBERTO DE ANDRADE; ROBERTO DIOGO TAVARES; ROBERTO DOS SANTOS BANDEIRA; ROBERTO DOS SANTOS PINTO; ROBERTO FERNANDES; ROBERTO JOSE FRIGO; ROBERTO LIMA WURMLI; ROBERTO MICHEL SCAFF; ROBERTO NASCIMENTO MATTAS; ROBERTO REBELO COSTA; ROBERTO REIHOFEU; ROBERTO RIZZATO; ROBERTO SHIGUEO KANEGAE; ROBERTO TAKASHI NONAKA; ROBERTO THEODORO DE ARAUJO JUNIOR; ROBERTO VASCONCELOS ESCOBAR; ROBERTO VIEK; ROBERTO ZAMITH; ROBSON ALVES CABRAL; ROBSON LUIZ PEZZINI; ROBSON OLIVEIRA LAGROTTA; ROBSON PAES MACHADO; ROBSON PAULO DOS SANTOS RODRIGUES; ROBSON XOITI HARAGUCHI; ROCHE U.S. RETIREMENT PLANS MASTER TRUST; RODNEI BERGAMO; RODNEY AMORETY AUGUSTO JUNIOR;

RODNEY REIS; RODOLFO JOAQUIM NOGUEIRA GOMES; RODOLFO MACHADO MOURA; RODOLFO MARCIENTE TEIXEIRA DA SILVA; RODOLFO ROSTICHELLI STIVANELLO; RODOLFO SANTOS RAMOS; RODOLPHO CHIARELLI JUNIOR; RODRIGO ANDRADE DE MORAES; RODRIGO ANT+ÖNIO NOGUEIRA; RODRIGO BANDEIRA DE CARVALHO; RODRIGO BARCELLOS MENDES; RODRIGO BARROS BRESOLIN; RODRIGO BATISTA DULZE; RODRIGO BOHAC DA COSTA; RODRIGO CESAR GEVAERD DE FARIA; RODRIGO EDUARDO SOARES E ARAUJO; RODRIGO FARIA RIBEIRO DOS SANTOS; RODRIGO FERNANDO MARANGON DE FRANCA; RODRIGO FONSECA ROSA; RODRIGO JEFFERSON CRUZ; RODRIGO JOAQUIM LIMA; RODRIGO LEITE STOFEL DE SOUZA; RODRIGO LOPES SILVA; RODRIGO LOPES SOUZA; RODRIGO LOURENCO CASITA; RODRIGO MARQUES BRANDAO; RODRIGO MARQUES DA SILVA; RODRIGO MARTINS ARGOLLO GALVAO; RODRIGO MERINI; RODRIGO MOLINA CATROGA PRATAS; RODRIGO MORAES PASSOS; RODRIGO OLIVEIRA SANTOS; RODRIGO PASSOS BEZERRA DE MENEZES; RODRIGO PORTO BARACCHINI; RODRIGO ROGERIO DE BRAGA MOREIRA; RODRIGO SANTOS MAGALHAES; RODRIGO SCHMAEDECKE TRATZ; RODRIGO SIQUEIRA BASILIO; RODRIGO SOUZA PIRES; RODRIGO SPERANDIO NUNES; RODRIGO VITOR RODRIGUES DE PADUA; ROGELIO CASTANO CASTRILLON; ROGERIO ALVES DE OLIVEIRA; ROGERIO AUGUSTO DA SIVA; ROGERIO CAMARGO JANSEN; ROGERIO DA SILVA; ROGERIO DE AMORIM PASSOS; ROGERIO FERNANDES; ROGERIO KEMERICH; ROGERIO NILTON MARTINS; ROGERIO ORZOMAZZO; ROGERIO RESSIO; ROGERIO RODRIGUES DE SOUSA; ROGERIO ROQUE DA SILVA SOUSA; ROGERIO ROSA; ROGERIO VILMAR; ROGERSON MIRANDA; ROMERO DA COSTA MOREIRA; ROMEU PINHEIRO JUNIOR; ROMILDO DONIZETI RODRIGUES; ROMULO ALVES FONSECA; ROMULO PAIVA DE OLIVEIRA; RONALD CAMPANARI; RONALD EUCARIO VILLELA; RONALD MANUEL FAYULA LOBAINA; RONALD SENA DA SILVA; RONALDO DE ANGELI; RONALDO DE JESUS GARCIA; RONALDO DE OLIVEIRA FERNANDES; RONALDO FRUTUOZO; RONALDO GOMES TEIXEIRA; RONALDO GUILHERME GOMES; RONALDO JOSE BACCHIN; RONALDO LAZZARINI SANTIAGO; RONALDO PIRES CAUPER; RONALDO RIBEIRO; RONALDO RONIS PEREIRA GOMES; RONALTON RAMOS; RONEI TREVISOL; RONEY MOREIRA DA SILVA; RONI MACHINEZ DA CUNHA; RONIO SOUSA PEREIRA DA SILVA; ROSA AMELIA FONSECA DANTAS HECKERT; ROSANGELA AGUIAR LOBO MEDEIROS; ROSELITO LANA GERMANO; ROSEMARI ROVEDA; ROSIANE APARECIDA LIMA DOS REIS; ROSILENE RODRIGUES FERREIRA COELHO; ROSILENE VAZ SOARES; ROSSENI JOSE ARRUDA ROCHA; ROYAL LONDON EQUITY FUNDS ICVC; ROZILEIDE SOUZA OLIVEIRA DE MELO; RPS EQUITY HEDGE MASTER FIF AÇÕES; RPS EQUITY HEDGE MASTER FIM; RPS FIA SELECTION MASTER; RPS TOTAL RETURN MASTER FIM; RPS TOTAL RETURN RV MASTER FIM; RUAN DANIEL

HENRIQUE DE CARVALHO; RUBEM MIRANDA LUZ JUNIOR; RUBENS ALEXANDRE RIBEIRO; RUBENS DE BARROS A JUNIOR; RUBENS MARTINS VIEIRA; RUBENS MIACHON JUNIOR; RUBENS SANCHES; RUBENS SCHMIDT WERNER; RUDIMAR DE SOUZA MACHADO; RUI AUGUSTO GRALHOZ; RUI LEOPOLDO HESS DE SOUZA; RUIMAR DA SILVA SOBRINHO; RUSSEL EMERGING MARKETS EQUITY POOL; RUSSELL INSTITUTIONAL FUNDS, LLC - REM EQUITY PLUS FUND; RUSSELL INVESTMENT COMPANY EMERGING MARKETS FUND; RUSSELL INVESTMENT COMPANY PUBLIC LIMITED COMPANY; RUSSELL INVESTMENT MANAGEMENT LTD AS TRUSTEE OF THE RUSSELL; RUSSELL INVESTMENT MANAGEMENT LTD.AS T OF THE R M-A F E FUND; RUSSELL INVESTMENTS GLOBAL SHARES INDEX FUND; RUSSELL TR COMPANY COMMINGLED E. B. F. T. R. L. D. I. S.; RUTGERS, THE STATE UNIVERSITY; RUY BONATES DE ALMEIDA JUNIOR; RUY PENALVA DE FARIA NETO; RYAN GOMES PAIVA; RYDLEY LIRO ALCENA; SADAMI KURATANI; SAFARI MASTER PREV CEM FUNDO DE INVESTIMENTO MULTIMERCADO FI; SALVADOR FERNANDES DE JESUS JUNIOR; SAMANTHA MONTEIRO DE OLIVEIRA; SAMARA RODRIGUES; SAMUEL BERNARDES DE SOUZA NETO; SAMUEL DA SILVA BEZERRA; SAMUEL DA SILVA SANTOS; SAMUEL DE CASTRO FREITAS; SAMUEL DOS SANTOS CECIO; SAMUEL GUIMARAES SOUZA; SAMUEL MARCOS DE MENEZES; SAMUEL PEREIRA DE LIMA; SANDRA BATISTA MARIOLA MENDES; SANDRA REGINA RIVITTI; SANDRO DA PAIXAO SILVA; SANDRO DE SOUZA; SANDRO DIOGO DO NASCIMENTO; SANDRO RIBEIRO DE JESUS; SANDRO ROBERTO DOS SANTOS PEREIRA; SANDRO ROGERIO PUCCI; SANIA PATRICIA DE SANT ANA BERCO; SANTANDER SICAV; SANTIAGO BOCANEGRA GOMEZ; SAS TRUSTEE CORPORATION POOLED FUND; SAUL JOSE GARCIA MOROCOIMA; SBC MASTER PENSION TRUST; SCHEILE DA SILVA; SCHOOL EMPLOYEES RETIREMENT SYSTEM OF OHIO; SCHWAB EMERGING MARKETS EQUITY ETF; SCHWAB FUNDAMENTAL EMERG0ING MARKETS LARGE COMPANY INDEX ETF; SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND; SCOTIA EMERGING MARKETS EQUITY INDEX TRACKER ETF; SCOTTISH WIDOWS INVESTMENT SOLUTIONS FUNDS ICVC- FUNDAMENTAL; SCOTTISH WIDOWS MANAGED INVESTMENT FUNDS ICVC -INT; SCRI ROBECO QI INST EMERG MKTS ENHANCED IND EQUITIES FUND; SEBASTIAN DARIO LOS; SEBASTIANA CRUZ; SEBASTIAO LUIS DE OLIVEIRA; SEBASTIAO WILSON TIVELLI; SECUNDINO LUIS HENRIQUE CORCINI NETO; SEGALL BRYANT HAMILL EMERGING MARKETS FUND; SEI INST INVEST TR WORLD EQ EX-US FUND; SEI INSTITUTIONAL INVESTMENTS TRUST SWE EX-US FUND; SEI INSTITUTIONAL INVESTMENTS TRUST- EMERGING MARKETS E FUND; SEIJE LUZ DA SILVA; SELMA CABRAL ROCHA; SERGIO AUGUSTO MARTIN; SERGIO AUGUSTO PINTO SOEIRO; SERGIO BARRETO; SERGIO CUNHA VALENTE; SERGIO DA SILVA LIMA; SERGIO DE ANDRADE; SERGIO DE LIMA

DANTAS; SERGIO DE MELLO NASCIMENTO; SERGIO DE SOUZA COSTA; SERGIO KOICHIRO OSOEGAWA; SERGIO LUIS FITTIPALDI BARRA FILHO; SERGIO LUIS RAMOS MARTINS; SERGIO LUIZ ALVES DA SILVA; SERGIO LUIZ BAGGIO; SERGIO LUIZ DO LOGAR MATTOS; SERGIO LUIZ MOREDO GAMO; SERGIO MARCOS SILVA LEITAO; SERGIO MARTINS PEREIRA; SERGIO MOEHLECKE; SERGIO MURILO DINIZ BRAGA; SERGIO OMAR SCARIMBOLO; SERGIO PIRES DA SILVA; SERGIO RICARDO DE JESUS TAVARES; SERGIO ROMMENIGGUE LIMA SILVA; SERGIO TABORDA; SERGIO TUFFY SAYEG; SERGIO ZITTA; SEVERIANO JOSE DE MATOS JUNIOR; SHIRLEI JAMILE SILVA REIS; SHIRLEY BETZABE GOMEZ TORRICO; SIDNEI COTTA FERREIRA; SIDNEY BENTO VILACA; SIDNEY PEREIRA PINTO LEMOS; SIDNEY RAMOS LIBERATI; SIDNEY REGINALDO PERON; SIDNEY SILVEIRA DIAS; SIDNEY WEBERT DE SOUSA; SILVANA CECILIA VEGA GONZALEZ; SILVANA COSTA VERONEZ; SILVANA MARIA ROSSO; SILVANIA MARIA SEVERINO; SILVANO ALVES PEREIRA; SILVIA MARIA ELISEI GARCIA; SILVIO DA SILVA; SILVIO DARLEY DOS SANTOS; SILVIO DOS SANTOS PAULO; SILVIO JESUS DOS SANTOS; SILVIO LUIS NOGUEIRA; SILVIO ROBERTO DE AQUINO VASCONCELOS; SILVONIO SILVA AMORIM; SIMONE WADA; SINARA GABRIELA BUENO DA SILVA; SINEZIO APARECIDO DE CAMPOS LOPES; SINVAL PEREIRA DA SILVA; SIRLEI TERESINHA AULER PRATES; SONIA DE OLIVEIRA GROTTI; SONIA ELOISA DA SILVEIRA; SONIA EPONINA DA SILVA; SONIA MARIA RODRIGUES ROCHA; SPARTA FUNDO DE INVESTIMENTO EM AÇÕES—BDR NÍVEL I; SPARTAN GROUP TRUST FOR EMPLOYEE BENEFIT PLANS: SP; SPARTAN GROUP TRUST FOR EMPLYEE BENEFIT PLANS: SPARTAN EMERG; SPDR MSCI ACWI EX-US ETF; SPDR MSCI EMERGING MARKETS FOSSIL FUEL FREE ETF; SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF; SPDR S&P EMERGING MARKETS EX-CHINA ETF; SPDR SP EMERGING MARKETS ETF; SPIRIT SUPER; SSGA MSCI ACWI EX-USA INDEX NON-LENDING DAILY TRUST; SSGA MSCI BRAZIL INDEX NON-LENDING QP COMMON TRUST FUND; SSGA SPDR ETFS EUROPE I PLC; ST STR MSCI ACWI EX USA IMI SCREENED NON-LENDING COMM TR FD; STANISLAUS COUNTY EMPLOYEES RETIREMENT ASSOCIATION; STANLIB FUNDS LIMITED; STATE OF ALASKA RETIREMENT AND BENEFITS PLANS; STATE OF CALIFORNIA MASTER TRUST; STATE OF CONNECTICUT ACTING T. ITS TREASURER; STATE OF MINNESOTA STATE EMPLOYEES RET PLAN; STATE OF NEW MEXICO STATE INV. COUNCIL; STATE OF WYOMING; STATE ST GL ADV TRUST COMPANY INV FF TAX EX RET PLANS; STATE STREET ACTIVE EM MKTS SEC LEND QP COM TR FD; STATE STREET ALL-COUNTRY W A NON-LENDING COMMON TRUST; STATE STREET EMERGING MARKETS E N-L C TRUST FUND; STATE STREET EMERGING MARKETS EQUITY INDEX FUND; STATE STREET GLOBAL A. L. S.—S. S. E. M. ESG S. E. E. F.; STATE STREET GLOBAL ADVISORS LUX SICAV—S S G E M I E FUND; STATE STREET GLOBAL ALL CAP EQUITY EX-US INDEX PORTFOLIO; STATE

STREET IRELAND UNIT TRUST; STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC; STATE TREASURER OF MICH CUSTODIAN OF PUBLIC S EMPL RTMNT S; STEFANO ADDEO NETO; STEFANO GERACE DOTTORI; STELA MARIS DA SILVA LOPES URBAN; STEPHEN TETTEH GLOVER; STICHITING BLUE SKY ACT EQ EM MK GL FUND; STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR DE DETAILHANDEL; STICHTING DEPOSITARY APG EMERGING MARKETS EQUITY POOL; STICHTING PENSIOENFONDS CAMPINA; STICHTING PENSIOENFONDS HOOGOVENS; STICHTING PENSIOENFONDS PGB; SUELY VIANA MILARCK; SUPERANNUATION FUNDS MANAGEMENT CORPORATION OF S AUSTRALIA; SUZANA CAETANO DA SILVA LANNES; SUZANE SILVA DE SOUSA; SYDNEY DE SIQUEIRA CORREA; SYDNEY LOPES MONTEIRO JUNIOR; SYMMETRY PANORAMIC GLOBAL EQUITY FUND; SYMMETRY PANORAMIC INTERNATIONAL EQUITY FUND; TADASHI FUJIMORI; TADEU OLIVEIRA DI FIORI; TAKASHI MIYASHIRO; TALITA GABRI FERNANDES; TALITA MARIA DA ROSA; TALMO CRISTOVAO DE OLIVEIRA RAIMUNDO; TAN HOK GUAN; TANIA MARA DO NASCIMENTO FREITAS; TARIK DOS REIS FERRARI; TASSIO SIMOES OLIVEIRA; TATIANA GABRIEL ALVIM; TATIANE DUARTE SILVA; TEACHER RETIREMENT SYSTEM OF TEXAS; TEACHERS RETIREMENT SYSTEM OF OKLAHOMA; TEACHERS RETIREMENT SYSTEM OF THE CITY OF NEW YORK; TEACHERS RETIREMENT ALLOWANCES; TEACHERS RETIREMENT SYSTEM OF GEORGIA; TEACHERS RETIREMENT SYSTEM OF THE STATE OF ILLINOIS; TELMA SASSI; TELMO MALTZ WEINSTEIN; TEXAS MUNICIPAL RETIREMENT SYSTEM; THAFAREL CINTRA SILVA; THAIS PELLEGRIN ANSCHAU; THAIS VIEIRA DOS SANTOS; THALES CORREA DE ARAUJO; THALLES MELO DE OLIVEIRA LOPES; THAYSON LEONAN SILVA REIS; THE BANK OF N. Y. M. (INT) LTD AS T. OF I. E. M. E. I. F. UK; THE BANK OF NEW YORK MELLON EMP BEN COLLECTIVE INVEST FD PLA; THE BOARD OF THE PENSION PROTECTION FUND; THE BOARD OF TRUSTEES OF THE NATIONAL PROVIDENT FUND; THE BOARD OF.A.C.E.R.S.LOS ANGELES,CALIFORNIA; THE BOEING COMPANY EMPLOYEE SAVINGS PLANS MASTER TRUST; THE CAPTIVE INVESTORS FUND; THE CHURCH COMMISSIONERS FOR ENGLAND; THE EMERGING M.S. OF THE DFA I.T.CO.; THE FIRST CHURCH OF CHRIST SCIENT B MASS; THE GOLDMAN SACHS TRUST COMPANY NA COLLECTIVE TRUST; THE INCUBATION FUND, LTD.; THE MASTER TR BANK OF JAPAN AS TR FOR HSBC BRAZIL MOTHER FD; THE MASTER TRUST BANK OF JAP, LTD. AS TR. FOR MTBJ400045828; THE MASTER TRUST BANK OF JAP., LTD. AS TR. FOR MTBJ400045829; THE MASTER TRUST BANK OF JAPAN, LTD. AS T OF MUTB400021492; THE MASTER TRUST BANK OF JAPAN, LTD. AS T OF MUTB400021536; THE MASTER TRUST BANK OF JAPAN, LTD. AS T. FOR MTBJ400045835; THE MASTER TRUST BANK OF JAPAN, LTD. AS TR FOR MUTB400045792; THE MASTER TRUST BANK OF JAPAN, LTD. AS TRU FO

MTBJ400045849; THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FO; THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MUTB4000; THE MASTER TRUST BANK OF JAPAN, LTD. TRUSTEE MUTB400045794; THE METHODIST HOSPITAL; THE MONETARY AUTHORITY OF SINGAPORE; THE NEW ZEALAND GUARDIAN TRUST COMPANY LIMITED IN ITS CAPAC; THE NEW ZEALAND GUARDIAN TRUST COMPANY LIMITED AS TRUSTEE FO; THE NOMURA T AND B CO LTD RE I E S INDEX MSCI E NO HED M FUN; THE PENSION RESERVES INVESTMENT MANAGEMENT BOARD; THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.—PGIM; THE PUBLIC INSTITUITION FOR SOCIAL SECURITY; THE REGENTS OF THE UNIVERSITY OF CALIFORNIA; THE STATE TEACHERS RETIREMENT SYSTEM OF OHIO; THE WAWANESA MUTUAL INSURANCE COMPANY; THIAGO ALEX LOPES DA COSTA; THIAGO ARAUJO MONTEZUMA; THIAGO BARRETO FERNANDES; THIAGO BENHUR BAPTISTA DAL ALBA; THIAGO BIAZUSSI; THIAGO BORIN; THIAGO CORREIA RIBAS; THIAGO CZORNEI BARAN; THIAGO DA SILVA PACHECO; THIAGO DALAQUA SAVOY; THIAGO DE FREITAS AGUIAR; THIAGO DE SOUZA CUNHA; THIAGO FELIPE MARTINS; THIAGO FERNANDES DOS SANTOS; THIAGO FERREIRA COUTO; THIAGO GIGLIO PEDROSO; THIAGO GOUVEIA TEREBEYCZIK; THIAGO HENRIQUE COSTA; THIAGO HENRIQUE DORAY; THIAGO JOSE BUENO; THIAGO KAN NISHIMURA; THIAGO MARTINS BECHKERT; THIAGO MARTINS LOPES DE FARIA; THIAGO MIRANDA MAGALHAES; THIAGO NOBRE CORREA RODRIGUES; THIAGO PEREIRA SABINO COLACO; THIAGO RIBEIRO NOVAIS; THIAGO SANTOS AURELIO; THIAGO SPERK; THIAGO VALENTIM PIXITORI CARDOSO; THIAGO VIEIRA DE ABREU LIMA; THIAGO VINICIUS LIMA MOTA; THOMAS MAGNO DE JESUS SILVEIRA; THOMAZ BALDI DE MORAES HORTA; THREADNEEDLE INVESTMENT FUNDS ICVC—LATIN AMERICA; THRIFT SAVINGS PLAN; THRIFT SAVINGS PLAN; THRIVENT CORE EMERGING MARKETS EQUITY FUND; THRIVENT INTERNATIONAL ALLOCATION FUND; THRIVENT INTERNATIONAL ALLOCATION PORTFOLIO; THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO; TIAA-CREF FUNDS—TIAA-CREF EMERGING MARKETS EQUITY I F; TIAGO ARANHA LOBO; TIAGO BENEDITO DOS SANTOS; TIAGO DE LIMA NUNES; TIAGO DO PADRO PAIM; TIAGO GHIRINGHELLI CASTAGNINO; TIAGO GOMES DOS SANTOS; TIAGO JOSE DOS SANTOS; TIAGO JOSE MANICA; TIAGO MITSUNORI ETO; TIAGO RODRIGUES DA COSTA; TIAGO RODRIGUES E SILVA; TIAGO SOUZA RIBEIRO; TIBOR THIESEN DUMONT PITREZ; TIMOTEO RYOITI ADATI; TITO BOTELHO MARTINS JUNIOR; TOME AMERICO DE SOUSA; TONI EMILIO LIMA DE BARROS; TONY WILKS MERCES BOITA; TOSHIAKI UEMURA; TOTAL INTERNATIONAL EX U.S. I MASTER PORT OF MASTER INV PORT; TRANSAMERICA EMERGING MARKETS OPPORTUNITIES; TSW EMERGING MARKETS FUND; TULIO DE OLIVEIRA CARVALHO; TUNA KAN SAVAS; UBIRATAN DE JESUS FERREIRA;

UBIRATAN GOMES DALANESI; UELITON DOUGLAS BALBINOT; UESLEI VICENTE MOTA; UESLEY ALMEIDA DURAES; ULISSES SERAFIM; UMBERTO GOBBATO; UNIVERSAL INVEST LUXEMBOURG SA ON BEHALF OF UNIVEST; UNIVERSAL-INVESTMENT-GE. MBH ON B. OF LVUI EQ. EM. MKTS; UTAH STATE RETIREMENT SYSTEMS; UTD NAT RELIEF AND WORKS AG FOR PAL REFUGEE IN THE NEAR EAST; UTIMCO SP II LLC; VAGNER ANDRADE DA SILVA; VAGNER DIAS RAMOS; VAGNER JONAS DO NASCIMENTO; VALDECIR FURLAN; VALDEI FERREIRA DE SOUZA; VALDEREZ GUTERRES; VALDINEIR CIRO DE SOUZA; VALDIR ANTONIO SPERANDIO; VALDIR VICENTE BARTOLI; VALDIRENE CAETANO ARAUJO; VALDIVIO MARCELO DANTAS DE SOUZA; VALDNEY LOT; VALDOMIRO DOS SANTOS TEODORO; VALFRIDO FRANCISCO DE FRANCA JR; VALIC COMPANY I—EMERGING ECONOMIES FUND; VALIC COMPANY I GLOBAL STRATEGY FUND; VALIC COMPANY I INTERNATIONAL VALUE FUND; VALMIR LUCKMAN; VALMOR JOSE BREDA; VALQUIDES BORGES SOUZA; VALTER AIRES DA SILVA; VALTER DOS SANTOS RODRIGUES; VALTER SOUZA DE CARVALHO; VALTERSON PORTES; VAN ECK GLOBAL HARD ASSETS FUND; VAN ECK VIP TRUST—VAN ECK VIP GLOBAL HARD ASSETS FUND; VANDEIR FURTUNATO SOUZA LIMA; VANDERLEI ALVES; VANECK ICAV; VANESSA AZEVEDO DA SILVA; VANESSA DO VALE E SILVA; VANESSA RODRIGUES POMMERENNING; VANESSA SCHEIN; VANESSAH CLARA FERREIRA DOS SANTOS; VANGUARD EMERGING MARKETS SHARES INDEX FUND; VANGUARD EMERGING MARKETS STOCK INDEX FUND; VANGUARD F. T. C. INST. TOTAL INTL STOCK M. INDEX TRUST II; VANGUARD FIDUCIARY TRT COMPANY INSTIT T INTL STK MKT INDEX T; VANGUARD FUNDS PUBLIC LIMITED COMPANY; VANGUARD INTERNATIONAL HIGH DIVIDEND YIELD INDEX F; VANGUARD INV FUNDS ICVC-VANGUARD FTSE GLOBAL ALL CAP INDEX F; VANGUARD INVESTMENT SERIES PLC; VANGUARD TOTAL INTERNATIONAL STOCK INDEX FD, A SE VAN S F; VANGUARD TOTAL WORLD STOCK INDEX FUND, A SERIES OF; VANIA HATISUKA; VANIA MARIA DE LIMA E SANTOS; VANIA PELIZER DE OLIVEIRA JUNQUEIRA; VANILDA LOPES DE CASTRO; VANY FONTES DE OLIVEIRA CARDOSO; VARIABLE INSURANCE PRODUCTS FUND II: INTERNATIONAL; VB INVEST FIM CP IE; VERA STINGELIN; VERALDO AUGUSTO SANT; VERONILSON DE SOUSA MARINHO; VICTOR ANDREA BLOISE VIDAL; VICTOR DE SOUZA GOMES; VICTOR GABRIEL MICHELUZZI; VICTOR HUGO CHIQUETTO FARIA; VICTOR HUGO LIMA DE MEDEIROS MACEDO; VICTOR MIRANDA BRETAS D VASCONCELOS; VICTOR NILSON PALHARINI; VICTOR PORTO FLORES NETO; VICTOR VINICIUS OLIVEIRA DE SOUZA; VICTOR YAMAGUCHI MEDEIROS MONTEIRO MUNIZ; VICTORIAN FUNDS MAN C A T F V E M T; VICTORY MARKET NEUTRAL INCOME FUND; VICTORYSHARES USAA MSCI E. M. VALUE M. ETF; VILMA PEREIRA LEANDRO; VILSON APARECIDO ROSA; VILSON DA SILVA RIBEIRO; VILSON DAS NEVES; VILSON GOMES; VINICIUS 141

BATISTA MORAES; VINICIUS BELO QUEIROZ; VINICIUS DE ANDRADE SILVA; VINICIUS KREBS; VINICIUS MELO VIERO DO NASCIMENTO; VINICIUS SANTOS OLIVEIRA; VINICIUS VASSAO DIAS FONTANA; VIRGINIA RETIREMENT SYSTEM; VIRTUS GLOBAL FUND ICAV; VIRTUS PARTNERS, INC.; VITAL JORGE LOPES; VITOR DA SILVA; VITOR DA SILVA PEREIRA; VITOR DE ATHAYDE COUTO; VITOR DE LUCA; VITOR EDUARDO FREIRE ABUJABRA; VITOR FORTINI DUVELIUS; VITOR HUGO DE ALMEIDA MOLLICA; VITOR OLIVEIRA PHELIPPE; VITORIA NATALIA VIEIRA MAGALHAES; VITORIA ROSA DOS SANTOS; VIVIAN FERNANDA GARCIA; VIVIANE RIBEIRO DA FONSECA; VLADIMIR CONFORTI SLEIMAN; VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND; VOYA EMERGING MARKETS INDEX PORTFOLIO; VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND; VOYA VACS INDEX SERIES EM PORTFOLIO; VOYA VACS SERIES EME FUND; WAGNER BARBOSA SILVA JUNIOR; WAGNER CONSTANCIO PEREIRA DE FREITAS; WAGNER CONSTANTINO; WAGNER DE FIGUEIRO CAMPOS; WAGNER FERREIRA SILVA; WAGNER LUCAS REIS LOPES PEREIRA; WAGNER LUIS DOS SANTOS; WAGNER MAEKAWA; WAGNER PEREIRA DE MORAIS; WAGNER PERINI TEIXEIRA; WAGNER PONTES ARAUJO; WAGNER UBIRATAN LANZIERI DE AZEVEDO MAIA; WALDIR ALVES TOLEDO JUNIOR; WALDYR LUIZ MAGNO; WALIKS LIMA DA FONSECA; WALISSON JONATHAS FIGUEIREDO CARDOSO; WALLYSON LUCIANO TRINDADE; WALTEMIR VIEIRA; WALTENCY SOARES RIBEIRO AMORIM; WALTER BAUMANN; WALTER GIL GUIMARAES; WALTER JOSE DA COSTA JUNIOR; WALTER LUIZ DUTRA KELLER; WALTER PEREIRA DE SOUZA; WALTER ROLIM CAVALCANTE FILHO; WALTER SALES DA SILVA; WANDERLEY APARECIDO DOS SANTOS; WANDERLEY LARUCCI; WANDERLEY WESLEY SHOUGA MENDES; WASHINGTON STATE INVESTMENT BOARD; WATER AND POWER EMPLOYEES RETIREMENT PLAN; WEDER SEVERNINE DA VITORIA; WELINGTON LUIS LOPES; WELINGTON RICHTER DE CALDAS SIMOES; WELISSON MARTINS BARBOSA FERRAZ; WELLERSSON MATHEUS DE CASTRO CARVALHO; WELLINGTON PECHINI; WELLINGTON TRUST COMPANY N.A.; WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MUL; WELLYNTON MARTINS AZEVEDO; WELTON MAURICIO SOUZA; WENDSON AQUINO SILVA; WENDSON SANTANA SANTOS; WESCLEY PEREIRA DOS SANTOS; WESLEY HENRIQUE MONTEIRO PEREIRA; WESLLEY GERALDO FERREIRA; WEST VIRGINIA INVESTMENT MANAGEMENT BOARD; WEST YORKSHIRE PENSION FUND; WILIAN DA SILVA FARIAS; WILIANS DE AGUIAR SANTANA; WILLAMES ALBUQUERQUE DE OLIVEIRA SILVA; WILLIAM DE MOURA GERIS; WILLIAM FIGUEIRA RODRIGUES; WILLIAM FORTUNATO; WILLIAM JOHN MARTINS DE OLIVEIRA; WILLIAM MALLMANN; WILLIAM OLIVEIRA DIAS; WILLIAM PICININ DE SALES; WILLIAM WERKLEHR DE AGUIAR; WILLIAM WERNECK DE SOUZA; WILLIAN FERREIRA DE CAMPOS; WILLIAN 142

LOURENCO DOS SANTOS; WILLIAN MIRANDA; WILLIAN NEITZKE; WILLIAN OZORIO DIAS; WILLIAN TRIVELATTO OLIVEIRA; WILMAR P FERREIRA; WILSHIRE MUTUAL FUNDS, INC.—WILSHIRE INTERNATIONAL EQUITY; WILSON ARAUJO BRANDAO; WILSON JOSE BARBOSA JUNIOR; WILSON JOSE DE SANTANA; WILSON JOSE SCHIAVINATO; WILSON LOPES GONCALVES FILHO; WM POOL—EQUITIES TRUST NO 74; WM POOL—EQUITIES TRUST NO. 75; WM POOL—GLOBAL EQUITIESTRUST N 6; WOODSON NUNES MATEUCI; WU MAN QI; XTRACKERS; XTRACKERS (IE) PUBLIC LIMITED COMPANY; YAN DE MELLO MAIA MARTINS COUTINHO; YANIER ENRIQUE GARRIDO MENDOZA; YGOR NOVAES RIBEIRO; YOAN JESUS SUSARREGUI FUENTES; YURI DANILO LOPES; YURI DE OLIVEIRA CALO; ZENEIDA TEIXEIRA PINTO; ZENO WIERZBICKI; ZILMAR ANTONIO MORESCO; ZOEOLNER BORGES DE FREITAS; ZULEIDE APARECIDA MARCONI; E ZULMIR ANTONIO VEDANA. Check jointly with the original drawn up in a proper book. São Paulo/SP, May 23, 2025. Table: Jeremiah Alphonsus O’Callaghan Daniel Schmidt Pitta Chair Secretary 143

EXHIBIT I INSTALLATION AND DELIBERATION QUORUMS AGENDA QUORUM TO OPEN THE MEETING QUORUM TO PASS RESOLUTIONS VERIFIED QUORUM 54.10% of the Ratification of the hiring of the A majority of the capital stock, Free Float Appraiser to prepare the Appraisal 1/4 of the capital stock of JBS S.A. in accordance with article 252 of present and Report the Corporation Law 61.26% of the Capital Stock ¹ 54.09% of the A majority of the capital stock, Free Float Approval of the Appraisal Report 1/4 of the capital stock of JBS S.A. in accordance with article 252 of present and the Corporation Law 61.28% of the Capital Stock ¹ 54.28% of the Approval of the Protocol and A majority of the capital stock, Free Float 1/4 of the capital stock of JBS S.A. in accordance with article 252 of present and Justification the Corporation Law 61.28% of the Capital Stock ¹ 54.28% of the Approval of the Merger of Shares A majority of the capital stock, Free Float 1/4 of the capital stock of JBS S.A. in accordance with article 252 of present and in the context of the Dual Listing the Corporation Law 61.28% of the Capital Stock ¹ Approval of the non-listing of JBS N.V. in the B3 “Novo Mercado” segment, pursuant to article 46, sole A majority of the Free Float 53.77% of the paragraph of the Novo Mercado 1/4 of the capital stock of JBS S.A. Free Float present at the EGM Regulations, as a result of which present JBS S.A. will cease to have its shares traded on B3 Authorization for the managers to take all necessary measures resulting from the approval of the Dual Listing, including, without 83.07% of the limitation, the implementation of A majority of the capital stock capital stock the Merger of Shares and the 1/4 of the capital stock of JBS S.A. present at the EGM present at the resulting subscription of new shares EGM to be issued by JBS Participações as a result of the Merger of Shares, on behalf of the shareholders of the Company. 144

AGENDA QUORUM TO OPEN THE MEETING QUORUM TO PASS RESOLUTIONS VERIFIED QUORUM 83.05% of the Approval of the declaration of the 1/4 of the capital stock of JBS S.A. A majority of the capital stock capital stock Cash Dividend present at the EGM present at the EGM ¹ Shareholders J&F and JBS Participações followed the vote in favor of items (a) to (d) of the agenda, given that the majority (50% plus 1 share) of the outstanding shares present at the EGM voted in favor of this matter and the votes of these shareholders are necessary for the sole purpose of reach the legal quorum required for its approval. 145

EXHIBIT II PROTOCOL AND JUSTIFICATION 146

This document is a free English translation of a Portuguese-language document. Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese, and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. FORM OF PROTOCOL AND JUSTIFICATION OF THE MERGER OF SHARES OF JBS S.A. BY JBS PARTICIPAÇÕES SOCIETÁRIAS S.A. The managers of the companies identified below, as well as the respective companies: JBS S.A., a corporation (sociedade anômina) registered with the Brazilian Securities Commission (Comissão de Valores Mobiliários) (“CVM”) under category “A”, with shares listed on the Novo Mercado listing segment of the São Paulo Stock Exchange (B3 S.A.—Brasil, Bolsa, Balcão) (“B3”), enrolled with the Corporate Taxpayers’ Registry (Cadastro Nacional de Pessoas Jurídicas do Ministério da Fazenda) (“CNPJ/MF”) under No. 02.916.265/0001-60, with its headquarters located in the City of São Paulo, State of São Paulo, at Avenida Marginal Direita do Tietê, 500, Block I, 3rd floor, Vila Jaguara, 05118- 100 (“JBS” or JBS S.A.”). JBS PARTICIPAÇÕES SOCIETÁRIAS S.A., a corporation (sociedade anômina) not registered with the CVM, enrolled with the CNPJ/MF under No. 46.855.586/0001-77, with its headquarters located in the City of São Paulo, State of São Paulo, at Avenida Marginal Direita do Tietê, 500, Block II, underground floor, Suite 35, Vila Jaguara, 05118- 100 (“JBS Participações” and, together with JBS, the “Companies”). JBS B.V., a company organized under the laws of the Netherlands, and which will be converted, before completion of the Dual Listing (as defined below), into JBS N.V., enrolled with the CNPJ/MF under No. 491.158.150/001-05, with its headquarters located in the city of Amsterdam, in The Netherlands, at Stroombaan 16, 5th floor, and the sole relevant asset of which, on the date hereof, is the equity interest held in JBS Participações (“JBS N.V. 1”). NOW, THE PARTIES RESOLVE TO execute, for the reasons and for the purposes detailed below, pursuant to articles 224 and 225 of Law No. 6,404 of December 15, 1976, as amended (“Brazilian Corporation Law”) and pursuant to the provisions of the material facts disclosed on July 12, 2023, on September 4, 2023, on March 17, 2025 and on April 22, 2025, this protocol and justification instrument (“Protocol and Justification”), the subject matter of which is the proposed dual listing of JBS’s shares on stock exchanges on Brazil and on the United States of America, for the purposes of 1 JBS N.V. currently operates under the name JBS B.V. and will, prior to completion of the transaction, have its current corporate form of private limited liability company (Besloten Vennootschap—BV) converted into a public limited liability company under the Dutch law (Naamloze Venootschap—NV). 1 increasing its investment capacity to expand JBS S.A. and increasing the access of institutional and retail investors to shares representing the consolidated operations of JBS S.A.. JBS S.A. wishes to promote a simultaneous dual listing in Brazil and in the United States, having as vehicle JBS N.V., which will obtain registration as a foreign issuer with the CVM in order to have Brazilian Depositary Receipts - Level II BDRs (BDRs) admitted to trading on B3 S.A. – Brasil, Bolsa, Balcão (“B3”), representing its Class A Shares (as defined below), and will be registered as a foreign private issuer with the U.S. Securities and Exchange Commission (“SEC”) in order to have its Class A Shares admitted for trading on the New York Stock Exchange (“NYSE”), resulting in the termination of trading in JBS S.A. common shares on the B3’s Novo Mercado listing segment (“Dual Listing”). 1. MAIN PURPOSES The Dual Listing aims to create a structure that allows JBS S.A. to better reflect its global presence and international operations, as well as to implement its growth strategy, with the purpose of improving its rating indexes and maximizing value for its shareholders. The main purposes of the Dual Listing are to: (i) Adapt JBS S.A.’s corporate structure to the global and diversified profile of JBS S.A.’s operations; (ii) Potentially unlock the value of JBS S.A.’s shares; and (iii) Expand investment capacity to strengthen conditions for growth and competition with global competitors. The Dual Listing will enable the JBS group to: (i) Further strengthen its corporate governance; (ii) Increase its visibility among the global investor community, improving comparability with its main peers; (iii) Expand its access to a larger investor base; (iv) Increase its flexibility to use equity as a source of financing, paving the way for raising funds through the issuance of shares and, consequently, reduce the need to raise new debt to support growth; and (v) Reduce its cost of capital. When completed, the transaction will not change in any material aspect the current operating and managerial structure of JBS S.A., in such way that operating assets, employees, financial flows, and logistic chains will remain where and how they currently stand. 2. DUAL LISTING DESCRIPTION 2

The Dual Listing will be carried out through the merger, by JBS Participações Societárias S.A. (“JBS Participações”), of all shares issued by JBS S.A. not held by JBS Participações on the date of its implementation (“Merger of Shares”), having as consideration the delivery to JBS S.A. shareholders (except JBS Participações), on the date of completion of the transaction, of 1 (one) mandatorily redeemable preferred share issued by JBS Participações (“Redeemable Share”) for every 2 (two) JBS S.A. shares, which will be immediately redeemed upon delivery of 01 (one) securities deposit certificate—Level II BDRs for each Redeemable Share, backed by 01 (one) Class A Shares issued by JBS N.V. (“BDRs”). 2.1. Dual Listing Stages 2.1.1. First Stage: As a first stage of the Dual Listing, JBS N.V. shall become, through a series of transactions (the “Controlling Shareholders Contributions”), the indirect controlling shareholder of JBS S.A. in two steps: 2.1.1.1. First step, concluded in December 2023: 2.1.1.1.1. J&F S.A. (formerly known as J&F Investimentos S.A.), a privately-held company organized under the laws of Brazil (“J&F”) subscribed all of its JBS S.A. common shares and paid part of these shares (369.918.510 shares), and Fundo de Investimento em Participações em Cadeias Produtivas Agroindustriais – FIP FIAGRO Formosa - Investimento no Exterior, an investment fund organized in Brazil indirectly held by J&F (“FIP Formosa” and, together with J&F, the “Controlling Shareholders”) subscribed and paid in all of its JBS S.A. shares (in the total amount of 180.010.329) to JBS Participações, in exchange of JBS Participações shares; 2.1.1.1.2. immediately thereafter, J&F and FIP Formosa contributed all of the received JBS Participações shares to J&F Investments Luxembourg S.à.r.l, a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg (“LuxCo”); 2.1.1.1.3. immediately thereafter, LuxCo contributed all of the received JBS Participações shares to JBS N.V.; and 2.1.1.2. Second step: 2.1.1.2.1. J&F will pay in the JBS S.A. common shares it subscribed on the step above (522,224,559 JBS S.A. shares) to JBS Participações in exchange for previously issued 3 shares of JBS Participações; 2.1.1.2.2. immediately thereafter, J&F will contribute and transfer all such shares of JBS Participações to LuxCo; and 2.1.1.2.3. immediately thereafter, LuxCo will contribute and transfer all such shares of JBS Participações to JBS N.V. 2.1.1.3. As a result of the first step of the Controlling Shareholders Contributions, and on the date hereof, J&F and JBS Participações are the direct controlling shareholders of JBS S.A., J&F indirectly own 100% of the capital stock of JBS Participações and Messrs. Joesley Mendonça Batista and Wesley Mendonça Batista own 100% of the capital stock of J&F and equally share voting and investment powers and the right to receive the economic benefit of the shares held by J&F. If the Merger of Shares is not approved by the EGM, then the second step described above may not occur, and the first step may or may not be reversed, or, depending exclusively on how the ultimate controlling shareholders decide to maintain their ownership structure of JBS S.A.’s common shares, which decision will not affect JBS S.A. Following the completion of the second step of the Controlling Shareholders Contributions, and immediately before the second stage described below, it is expected that Luxco will hold 241.234.515 Class A Shares and 294.842.184 Class B Shares issued by JBS N.V. After the conclusion of the second step, JBS N.V. will indirectly (through JBS Participações), hold the common shares issued by JBS S.A. currently held directly by J&F. Thus, JBS N.V. will become the indirect controlling shareholder of JBS S.A. 2.1.1.4. This stages have been and will be subject to the same exchange ratio, of one Class A Share or one Class B Share of JBS N.V. for every two JBS S.A. common shares, that will be applied to JBS S.A.’s non-controlling shareholders pursuant to the Merger of Shares and Redemption (as defined below), which shall result each shareholder of JBS S.A. on the last trading day of its JBS S.A. shares on the B3 (“Last Trading Day”), and each holder of American Depositary Receipts2 (“ADR Holders” and “ADRs”, respectively) who surrenders their ADRs after the Redemption, receiving the same economic interest in the total capital of JBS N.V. as such JBS S.A. Shareholder or ADS Holders had in JBS S.A., except for the effect of the sale of any fractional JBS N.V. BDRs attributed to JBS S.A. shareholders resulting from the Merger of Shares and the Redemption and the issuance or transfer of Class A Common Shares to certain members of senior management as a performance bonus for the successful completion of the Dual Listing. However, since the capital structure of JBS N.V. will differ from that of JBS S.A., as a result of the different classes of shares of JBS N.V., the voting power of the Controlling Shareholders (indirectly, through LuxCo) may increase compared to non-controlling shareholders shareholders, due to the stages described above, depending on the number of Class A 2 Each ADR represents two JBS S.A.’s common shares. 4

Shares converted into Class B Shares during the Class A Conversion Period (as defined below). 2.1.2. Second Stage: The second stage of the Dual Listing, subject to approval at an extraordinary general meeting of shareholders of JBS S.A. which will deliberate, among other topics, on the ratification of the hiring of an appraiser for the purpose of preparing an appraisal report following the provisions of article 252, §1 of the Corporations Law and on the Merger of Shares (“EGM” and “Appraisal Report,” respectively) and at a general shareholders’ meeting of JBS Participações, shall result in the receipt, by JBS S.A. shareholders on the Last Trading Day, and by the ADR Holders which surrender theirs ADRs after the Redemption (as defined below), of Class A Shares, which will be delivered, in the case of JBS S.A. Shareholders (as defined below), initially in the form of JBS N.V. BDRs, and the Cash Dividend (as defined below). (a) Merger of Shares. The merger, by JBS Participações, of all shares issued by JBS, at their book value, resulting in the issuance, in favor of JBS S.A. shareholders holding common shares issued on the Last Trading Day (except for JBS Participações) (“JBS S.A. Shareholders”), including the depositary bank of the ADRs, the Bank of New York Mellon (“ADRs Depositary Bank”), of one Redeemable Share for every two JBS S.A. common shares held, so that, after the implementation of the Dual Listing, JBS S.A. will become a wholly owned subsidiary of JBS Participações. The Redeemable Shares will be mandatorily redeemable and exchanged for BDRs. (b) Redemption. Immediately after the Merger of Shares, on the same date, all Redeemable Shares shall be redeemed (“Redemption”) upon delivery of BDRs to each of their holders, including the ADRs Depositary Bank, at a ratio of 1 (one) BDR for each Redeemable Share. The ADRs Depositary Bank will cause the BDRs that it receives pursuant to the Redemption to be immediately cancelled for delivery of the underlying Class A Shares, which it will deliver to JBS S.A. ADR Holders upon surrender by those holders of their ADRs and payment of certain fees and taxes to the ADRs Depositary Bank that JBS will pay on behalf of JBS S.A. ADS Holders. If any other holder of BDRs wishes to hold Class A Shares directly, the respective holder of BDRs must take the necessary steps to cancel their BDRs by providing instructions to the B3 through their respective custody agents. (c) Cash Dividend. Additionally, and subject to the approval of the Merger of Shares, the EGM shall resolve on the declaration of dividends, in favor of all holders of JBS S.A. shares on the EGM date, and all ADR Holders, on the cut-off date established by the ADR Depositary Bank, which can be date of the EGM or a later date, in the amount of R$1.00 (one real) per share, totaling 5

R$2,218,116,370 (two billion, two hundred and eighteen million, one hundred and sixteen thousand, three hundred and seventy reais). If the Dual Listing is approved by the EGM, pursuant to this Management Proposal, the Cash Dividend shall be paid on a date to be disclosed in due course by the JBS S.A.’s management. The amounts related to the portion attributed to JBS Participações will be fully transferred to JBS S.A.’s controlling shareholders, including through JBS N.V. and LuxCo. 2.1.3. The capital structure of JBS N.V., after implementation of the Dual Listing, shall be composed of three (3) classes of shares, as below: (a) Class A Common Shares, which shall be traded on a stock exchange in the United States and shall grant the right to one vote per share at JBS N.V. shareholders’ meetings (“Class A Shares”); (b) Class B Common Shares, which shall not be admitted to trading on a stock exchange in the United States or in any other organized market, which shall grant ten votes per share at JBS N.V. shareholders’ meetings (“Class B Shares”) and shall be convertible into Class A Shares and Conversion Shares, at the rate of one Class B Share and one Conversion Share for each Class A Share. Class B Shares will be convertible into Class A Shares at any time, at the ratio of one Class A Shares to each converted Class B Share; and (c) Conversion Shares, which shall not be admitted to trading on a stock exchange in the United States or in any other organized market (“Conversion Shares”), the sole purpose of which is to facilitate, in accordance with the laws of the Netherlands, the conversion of Class B Shares into Class A Shares. 2.1.4. The Class A Shares and Class B Shares shall have the same economic rights. 2.1.5. The Conversion Shares are without voting or distribution rights and are necessary so that the conversion of Class B Shares into Class A Shares does not result in a capital reduction of JBS N.V., as these two classes of shares have different nominal values. Immediately after converting Class B Shares into Class A Shares, the corresponding Conversion Shares will be mandatorily acquired by JBS N.V., for no consideration. 2.1.6. Upon completion of the Dual Listing and for a limited period of time, commencing on the first trading day of the Class A Shares on the NYSE and ending on December 31, 2026 (“Class A Conversion Period”), shareholders that are entitled to receive one or more BDRs upon the opening of the first trading day of the BDRs on the B3 as a result of implementation of the Dual after having received the underlying Class A Shares (with the previous cancellation of their respective BDRs, if necessary), as well 6 as ADR Holders with the right to receive the underlying Class A Shares due to the Dual Listing (“Eligible Shareholders”), may request, the conversion of their respective Class A Shares into Class B Shares, at a ratio of one Class B Share for one Class A Share (“Class A Conversion”). Without prejudice to the Maximum Conversion Rate (as described below) and the limit imposed by the Minimum Free Float, (as described below), the maximum number of Class A Shares that an Eligible Shareholder may request to be converted into Class B Shares is equal, in the case of a former JBS S.A. shareholder, to the number of JBS N.V. BDRs to which the Eligible Shareholder is entitled at the opening of the first trading day of the BDRs on the B3 (not including any fractions of JBS N.V. BDRs received as part of the Dual Listing) and, in the case of a former ADR holder, to the number of Class A Shares to which the Eligible Shareholder is entitled to receive from the ADR Depositary Bank due to the Dual Listing (“Maximum Convertible Shares”). 2.1.7. Except with respect to conversion requests submitted during the Last Conversion Quarter (as defined below), the maximum number of Class A Shares held by an Eligible Shareholder that can be converted into Class B Shares shall be limited to 55% of such Eligible Shareholder’s Maximum Convertible Shares (“Maximum Conversion Rate”). 2.1.8. During the Class A Conversion Period, JBS N.V.’s Board of Directors shall decide on any conversion requests within 15 business days after the end of each fiscal quarter for any requests received from Eligible Shareholders during such quarter, provided such requests are deemed valid by the Board of Directors. With respect to the last quarter prior to the close of the Class A Conversion Period (i.e., the fourth quarter of 2026) (“Last Conversion Quarter”), the Maximum Conversion Rate shall not apply, but if the total number of Class A Shares in respect of which the Board of Directors of JBS N.V. has received one or more valid conversion requests during the Class A Conversion Period would cause the number of Class A Shares held by non-controlling shareholders (being, at the time of the Dual Listing, all shareholders of JBS N.V., except for LuxCo) divided by the total number of outstanding shares of JBS N.V. multiplied by 100%, on December 31, 2026, to be below 20% (“Minimum Free Float”), then the number of Class A Shares to which each such conversation request received during the Last Conversion Quarter pertains shall be reduced on a pro rata basis so that the aggregate number of Class A Shares converted into Class B Shares does not result in violation of the Minimum Free Float. The Maximum Conversion Rate and Minimum Free Float are intended to maintain a minimum number of outstanding Class A Shares in order to improve the liquidity of the Class A Shares that shall be traded on the NYSE. 2.1.9. During the Class A Conversion Period, the current ultimate controlling shareholders (through LuxCo) may request the conversion of all or a portion of the Class A Shares held by LuxCo at the opening of the first trading day of the BDRs on the B3 into Class B Shares, at the same ratio of one Class B Share for each Class A Share held. The Maximum Conversion Rate and Minimum Free Float will not be applicable to conversion 7 requests made by LuxCo, which will be entitled, at any time during the Class A Conversion Period, to request the conversion of all or a portion of its Class A Shares held by it into Class B Shares, since the Class A Shares owned by LuxCo will be subject to transfer restrictions and may be excluded from the calculation of “publicly-held shares” under NYSE’s listing requirements for so long as LuxCo is considered an “affiliate” of JBS N.V., as that term is generally interpreted for U.S. federal securities laws purposes. After the end of the Class A Conversion Period, any and all Class A Shares not converted into Class B Shares by the Eligible Shareholders and/or LuxCo during the Class A Conversion Period will be retained as such by such Eligible Shareholder and/or by LuxCo, as the case may be. After the end of each quarter, JBS N.V. shall disclose to the market the number of Class A Shares that have been converted into Class B Shares, in accordance with the procedures described above. After the Class A Conversion Period, the Class A Shares will no longer be convertible into Class B Shares. However, the Class B Shares may be converted into Class A Shares at any time. 2.1.10. Holders of American Depositary Receipts of JBS S.A. currently traded in the American over-the-counter market under the symbol “JBSAY” will receive communication from the ADR Depositary Bank, containing instructions for exercising the voting right at the EGM. Upon the completion of the Dual Listing, the depositary bank will receive the BDRs of JBS N.V. related to the shares of JBS S.A. underlying the ADRs in its custody, will promote the cancellation of all BDRs, will receive the corresponding Class A Shares, and will deliver them directly to the then holders of the ADRs of JBS S.A. in their respective accounts with brokers in the United States. 2.1.11. The cutoff date on which a holder of ADRs must hold ADRs in order to provide instructions to the Depositary Bank of the ADRs for exercising voting rights at the EGM will be announced in due course by the ADR Depositary Bank (“ADRs Voting Record Date”). Anyone who becomes a holder of ADRs after the ADRs Voting Record Date, which will be prior to the EGM, will not have the right to provide instructions for exercising voting rights at the EGM. 2.2. Level II BDR Program 2.2.1. In order to allow the delivery of JBS N.V.’s BDRs after completion of the Dual Listing, JBS N.V. has requested, on December 27, 2024, its registration as a foreign issuer in Brazil and registration of the “Sponsored Level II BDR Program” (“BDR Program”) with the CVM and the B3. 2.2.2. After the date of the Merger of Shares and Redemption, (i) holders of Class A Shares may deposit their Class A Shares with the depositary bank of the BDR Program of JBS N.V., and receive BDRs, and (ii) BDR holders may cancel their BDRs and receive the underlying Class A Shares. Consequently, in connection with the listing of JBS N.V.’s 8

BDRs, JBS N.V. will require the classification of its BDRs as Level II under the Brazilian regulation and it will be required to obtain its registration as a foreign issuer before CVM, and consequently, comply with certain disclosure requirements set forth in the Brazilian regulations, including the annual filing of a reference form (Formulário de Referência), a document which contains financial, legal and operation information about the company, providing quarterly financial information and other periodic filings disclosing material events. 2.2.3. JBS N.V. obtained, on April 22, 2025, a declaration of effectiveness from the SEC of its registration statement in connection with the shares of JBS N.V. to be issued under the Dual Listing with the SEC and the Class A Shares are in the process of being approved for listing on the NYSE. 2.2.4. JBS S.A. shareholders that wish to directly hold Class A Shares, after receiving the BDRs backed by Class A Shares, may cancel them, in order to receive Class A Shares, upon instructions given to the B3 through their respective custody agents, pursuant to the B3 regulations. To receive Class A Shares it will be necessary to open an account with a qualified broker in the United States. 2.2.5. JBS S.A. shareholders may trade in their shares issued by JBS S.A. until effective implementation of the Dual Listing, when the BDRs shall be delivered. The date of implementation of the Dual Listing shall be informed to the market in due course. Treatment of fractional BDRs. 2.2.6. After the date of conclusion of the Dual Listing, any fractional BDRs of JBS N.V. attributed to JBS S.A. shareholders resulting from the Merger of Shares and the Redemption, will be grouped into whole numbers and sold on the open market managed by B3, as applicable. The net proceeds from the sale of fractional BDRs will be distributed on a pro rata basis to former JBS S.A. shareholders who contributed their JBS S.A. common shares to JBS Participações in the Merger of Shares and would have been entitled to receive fractional BDRs by virtue of contributing an odd number of JBS S.A. common shares. Excluding the Cash Dividend, no additional consideration in cash or in kind will be paid to JBS S.A. shareholders or ADR Holders in connection to the Dual Listing. Considering that each ADR represents two JBS S.A. common shares, which is the same exchange ratio used in the Dual Listing, no fractional BDRs will be attributed to the ADRs Depositary Bank on behalf of the ADRs Holders. 3. CONDITIONS FOR COMPLETING THE DUAL LISTING 3.1. In addition to the necessary corporate approvals, including approval of the Dual Listing at the EGM, the conclusion of the Dual Listing is subject to the following relevant 9 conditions, prior to completion of the Dual Listing, arranged in chronological order (“Conditions Precedent”): (a) approval of the Class A Shares for listing on the NYSE; and (b) approval of the Sponsored Level II BDR Program by the CVM and admission for listing of the BDRs by B3 (and, as a condition for such approvals, registration of JBS N.V. as a foreign issuer by the CVM). 3.2. Such Conditions Precedent cannot be waived. 3.3. If the Conditions Precedent are not satisfied, the Dual Listing shall not be carried out, and the resolutions passed and/or acts carried out within the scope of the Dual Listing shall be null and void, and JBS S.A., JBS Participações, and JBS N.V. shall maintain the status quo ante. 4. EXCHANGE RATIOS, APPRAISERS, AND APPRAISAL REPORTS 4.1. Exchange Ratios 4.1.1. Upon completion of the Dual Listing, each holder of JBS S.A. and holders of ADRs on the Last Trading Day shall maintain the same economic interest in the total capital of JBS N.V. that it held in the total capital of JBS S.A. on such date, except for the effects of sales of fractions of BDRs resulting from the Merger of Shares and the Redemption and the issuance and/or transfer of Class A Shares to certain members of senior management, by way of performance bonuses, for the successful completion of the Dual Listing. 4.1.2. As a result of the Merger of Shares, Redeemable Preferred Shares issued by JBS Participações, all registered and with no par value, shall be issued in favor of JBS S.A. shareholders, substituting the common shares issued by JBS S.A. held by them. 4.1.3. Every 2 (two) common shares issued by JBS shall correspond to 1 (one) Redeemable Preferred Share issued by JBS Participações (“Exchange Ratio—Merger of Shares”). 4.1.4. Each 1 (one) Redeemable Preferred Share issued by JBS Participações, in turn, shall be redeemed upon delivery of 1 (one) BDR (“Exchange Ratio—Redemption”). 4.1.5. Each 1 (one) BDR, in turn, will correspond to 1 (one) Class A Share. 10

4.1.6. Considering that JBS Participações is a holding company whose only asset, at the time of implementation of the Merger of Shares, will be the 48.34% stake in the capital stock and voting capital of JBS S.A. currently held by its Controlling Shareholders, and that does not or will not have any relevant liabilities, JBS requested the CVM to waive the preparation of the report for the purpose of the article 264 of the Corporation Law and article 8, item II, of CVM Resolution 78 to calculate, for comparative purposes, the Exchange Ratio, evaluating the two assets according to the same criteria on the Base Date (“264 Report”). 4.1.7. Such request was based on the latent mismatch between the burden of preparing the Report 264 and the benefits arising from its preparation, to the extent that the only asset of JBS Participações will be the stake in the company whose shares will be incorporated (JBS S.A.), so that, if the assets of the two involved companies were evaluated at market prices, the assessment would be made on the same object, given the absence of relevant assets and liabilities in JBS Participações. Additionally, said assessment, even if carried out, would not be able to reveal a share exchange ratio different from that already proposed to the shareholders, since (i) the object of the assessment would be the equity of JBS S.A. itself, which is reflected in JBS Participações through the equity method, and (ii) the exchange ratio for the controlling shareholders within the scope of the Dual Listing is the same as that proposed for the non-controlling shareholders, so that the entire operation will not result in any dilution for them. 4.1.8. In analyzing the request made by JBS S.A., the CVM Board decided, on August 22, 2023, in accordance with the conclusions of the technical area’s opinion of the agency, that there was no interest to be protected by the CVM to justify the requirement for the preparation of Report 264. For this reason, based on the arguments mentioned above, the Management decided not to prepare Report 264 for the purposes of the Dual Listing. 4.2. Appraisers and Appraisal Reports 4.2.1. All voting members of the Board of Directors approved, unanimously and without any restrictions, the engagement of KPMG AUDITORES INDEPENDENTES, a limited liability company with principal place of business at Rua Verbo Divino, No. 1400, 1st to 8th floors, Chácara Santo Antônio, in the City and State of São Paulo, enrolled with the CNPJ/MF under No. 57.755.217/0001-29, registered with the Regional Accounting Council of São Paulo (Conselho Regional de Contabilidade de São Paulo) under No. 2SP-014428/O-6 (“KPMG” or “Appraiser”), for preparation of the appraisal report of the value of the shares issued by JBS S.A. to be merged into JBS Participações, within the scope of the Merger of Shares, based on the book value of the shares issued by JBS, on December 31, 2024 (“Base Date”), for purposes of verifying the capital increase of JBS Participações, as provided for in article 252 of the Brazilian Corporation Law (“Appraisal Report”). 11

4.2.2. The Appraisal Report assessed the amount of R$44,780,867,425.93, corresponding to the book value of shareholders’ equity per common share of JBS S.A. on the Base Date. 4.2.3. The appointment of the Appraiser, as well as the Appraisal Report, will be submitted for ratification at the EGM, subject to the quorums for resolution described in item 5.2 below, and which shall be included in the manual for participation in the EGM to be disclosed by JBS S.A. The Appraiser is considered an independent expert for the purpose of issuing the Appraisal Report within the scope of the Dual Listing. 4.2.4. The Appraiser was selected for the work considering, among others, its broad and well-known experience in the preparation of reports and appraisals of this nature. The Appraiser expressly represented: (a) that there is no current or potential conflict or communion of interests with the Companies’ shareholders, or even with regard to the Merger of Shares; and (b) that neither the shareholders nor the managers of the Companies directed, limited, hindered, or performed any acts that have or may have compromised access, use, or knowledge of information, assets, documents, or work methodologies relevant to the quality of their conclusions. 4.2.5. JBS S.A. shall bear all costs related to appointment of the Appraiser to prepare the Appraisal Report. 4.3. Capital Increase of JBS Participações 4.3.1. The Merger of Shares shall result in an increase in the shareholders’ equity of JBS Participações in the amount of R$23,135,493,077.91, upon issuance of 572,981,486 Redeemable Preferred Shares, equivalent to the book value of the shares to be merged, pursuant to the Report—Merger of Shares, of which: (i) up to R$1,00 shall be used to increase the capital stock; and (ii) the remainder shall be used to form a capital reserve. 4.3.2. Between the date of this instrument and the effective date of the Merger of Shares, the capital stock of JBS Participações shall be increased to reflect the contribution by JBS N.V., to JBS Participações, of the shares of JBS S.A. currently held by the Controlling Shareholders, as a result of completion of the first stage of the Dual Listing. 4.3.3. Equity variations subsequent to the Base Date shall be determined and reflected in the companies in which they occur. 5. CORPORATE APPROVALS 12

5.1. Completion of the Dual Listing, including the Merger of Shares, shall be conditional upon the completion of: (a) an EGM, to resolve on the following items on the agenda (herein briefly described): (i) ratification of the hiring of the Appraiser to prepare the Appraisal Report; (ii) approval of the Appraisal Report; (iii) approval of this Protocol and Justification; (iv) approval of the Merger of Shares, in the context of the Dual Listing; (v) approval of the Merger of Shares, in the context of the Dual Listing; (v) approval of the non-listing, due to a legal impediment, of JBS N.V. in the “Novo Mercado” segment, pursuant to the sole paragraph of article 46 of the B3 Novo Mercado Regulations, as a result of which JBS S.A. will cease its shares traded on B3; (vi) authorization for JBS S.A.’s managers to take all necessary measures resulting from the approval of the Dual Listing, including, without limitation, the implementation of the Merger of Shares and the resulting subscription of new shares to be issued by JBS Participações as a result of the Merger of Shares, on behalf of the shareholders of JBS S.A.; and (vii) approval of the declaration of the Cash Dividend; and (b) General Shareholders’ Meeting of JBS Participações to resolve on the following items (herein summarized described): (i) capital increase of JBS Participações upon contribution, by JBS N.V., of the shares issued by JBS S.A. currently held by J&F; (ii) ratification of the execution hereof; and (iii) resolve on approval of the Merger of Shares in the context of the Dual Listing, the increase in the capital stock of JBS Participações due to the Merger of Shares, the creation of Redeemable Shares, the issuance of Redeemable Shares, and the Redemption. 5.2. The matters for which the EGM shall be called upon to resolve shall be deliberated if following installation quorums are met and shall be passed if the following minimum approval requirements are met: (a) on first call: NO. AGENDA QUORUM TO OPEN THE QUORUM TO PASS RESOLUTIONS MEETING Ratification of the hiring of the Appraiser to prepare 1/4 of the capital stock of A majority of the capital stock, in (i) accordance with article 252 of the the Appraisal Report JBS S.A. Corporation Law 1/4 of the capital stock of A majority of the capital stock, in (ii) Approval of the Appraisal Report accordance with article 252 of the JBS S.A. Corporation Law 1/4 of the capital stock of A majority of the capital stock, in (iii) Approval of the Protocol and Justification accordance with article 252 of the JBS S.A. Corporation Law 13

NO. AGENDA QUORUM TO OPEN THE QUORUM TO PASS RESOLUTIONS MEETING Approval of the Merger of Shares in the context of 1/4 of the capital stock of A majority of the capital stock, in (iv) accordance with article 252 of the the Dual Listing JBS S.A. Corporation Law Approval of the non-listing of JBS N.V. in the B3 “Novo Mercado” segment, pursuant to article 46, 1/4 of the capital stock of A majority of the Free Float present (v) sole paragraph of the Novo Mercado Regulations, as JBS S.A. at the EGM a result of which JBS S.A. will cease to have its shares traded on B3 Authorization for the managers to take all necessary measures resulting from the approval of the Dual Listing, including, without limitation, the 1/4 of the capital stock of A majority of the capital stock, in (vi) implementation of the Merger of Shares and the accordance with article 252 of the JBS S.A. resulting subscription of new shares to be issued by Corporation Law JBS Participações as a result of the Merger of Shares, on behalf of the shareholders of JBS S.A. (vii) Approval of the declaration of the Cash Dividend 1/4 of the capital stock of A majority of the capital stock JBS S.A. present at the EGM on second call: NO. AGENDA QUORUM TO OPEN THE QUORUM TO PASS RESOLUTIONS MEETING Ratification of the hiring of the Appraiser to prepare Any number of A majority of the capital stock, in (i) accordance with article 252 of the the Appraisal Report shareholders Corporation Law Any number of A majority of the capital stock, in (ii) Approval of the Appraisal Report accordance with article 252 of the shareholders Corporation Law Any number of A majority of the capital stock, in (iii) Approval of the Protocol and Justification accordance with article 252 of the shareholders Corporation Law Approval of the Merger of Shares in the context of the Any number of A majority of the capital stock, in (iv) accordance with article 252 of the Dual Listing shareholders Corporation Law Approval of the non-listing of JBS N.V. in the B3 “Novo Mercado” segment, pursuant to article 46, sole Any number of A majority of the Free Float present (v) paragraph of the Novo Mercado Regulations, as a shareholders at the EGM result of which JBS will cease to have its shares traded on B3 Authorization for the managers to take all necessary measures resulting from the approval of the Dual Listing, including, without limitation, the Any number of A majority of the capital stock (vi) implementation of the Merger of Shares and the shareholders present at the EGM resulting subscription of new shares to be issued by JBS Participações as a result of the Merger of Shares, on behalf of the shareholders of JBS S.A.. (vii) Approval of the declaration of the Cash Dividend Any number of A majority of the capital stock shareholders present at the EGM 5.3. For purposes of the tables above, “Free Float” means common shares issued by JBS S.A., with the exception of those: (i) belonging to the Controlling Shareholders; (ii) belonging to persons related to the Controlling Shareholders; (iii) belonging to JBS S.A. 14 managers; and (iv) held in treasury. 5.4. The approval of the non-listing of JBS N.V. in the Novo Mercado segment, under article 46, sole paragraph, of the Novo Mercado Regulation requires approval by a majority (50% plus one share) of the Free Float of JBS S.A. present at the EGM. 5.5. Since (i) the non-listing of JBS N.V. in the Novo Mercado segment of B3 must be approved by the majority of the Free Float present, (ii) the legal or regulatory quorum for the approval of the different matters to be considered by the EGM of JBS S.A. varies, and (iii) all matters subject to voting at the EGM of JBS S.A. are interdependent and interconnected—so that if one matter is not approved, the others will also be rejected—then the approval of all matters being voted on at the EGM of JBS S.A. will also require the affirmative vote of the majority of the Free Float present. 5.6. The Controlling Shareholders will be counted for quorum purposes, but will only support the vote in favor of these matters if at least the majority (50% plus 1 share) of the Free Float present at the EGM of JBS S.A. also vote in favor of these matters and only if the votes of the Controlling Shareholders are necessary to reach the legal quorum. Otherwise, the Controlling Shareholders will abstain from voting. 5.7. Furthermore, shareholders J&F and BNDES PARTICIPAÇÕES S.A. – BNDESPar (“BNDESPar”) informed JBS S.A. that, on March 14th, 2025, J&F and BNDESPar entered into an agreement (“Agreement”) by which they have stipulated, in favor of BNDESPar, a structure for eventual remuneration to partially protect BNDESPar in the event of non-fulfillment of certain expected appreciation of JBS S.A.’s share prices following the Dual Listing and until December 31, 2026 (“Potential Remuneration”). 5.8. According to the information provided to JBS, the Agreement was reached due to the fact that BNDESPar is the largest minority shareholder of JBS, holding 20.8% of its total share capital, a position that grants it differentiated representation in the JBS S.A.’s governance. The Agreement is valid if the Dual Listing is implemented until December 31, 2026, and the Eventual Remuneration is limited to R$ 500 million. 5.9. The shareholders J&F and BNDESPar further informed that, due to the execution of the Agreement and the stipulation of the Eventual Remuneration, BNDESPar will abstain from exercising its voting rights at the EGM. Therefore, it will not be included in the calculation of the Free Float present at the EGM, thus leaving to the other private minority shareholders of the JBS S.A. the decision on the approval or not of the Dual Listing. 6. RIGHT OF DISSENT AND APPRAISAL 15

6.1. Pursuant to article 252, paragraph 2, coupled with article 137, II of the Brazilian Corporation Law, the Merger of Shares shall not grant JBS S.A. shareholders the right of dissent and appraisal, since JBS S.A.’ shares have liquidity and dispersion. 7. SUBMISSION OF DUAL LISTING TO BRAZILIAN OR FOREIGN AUTHORITIES 7.1. The approval of the transfer of the JBS S.A.’s common shares held by J&F and FIP Formosa in the context of the Dual Listing by the Foreign Investment Review Board in Australia was obtained on March 29, 2023. 7.2. Considering that this is a transaction between companies of the same group, there is no need to submit the Dual Listing for approval of any Brazilian or foreign antitrust authorities. 7.3. Completion of the Dual Listing is subject to compliance with the Conditions Precedent. 8. GENERAL PROVISIONS 8.1. Except as otherwise provided for in this Protocol and Justification, the costs and expenses incurred with the Dual Listing shall be borne by JBS, including expenses related to the fees of its respective advisors, auditors, appraisers, and counsel. 8.2. This Protocol and Justification may only be amended by means of a written instrument signed by the Parties. 8.3. Any declaration by any court of nullity or ineffectiveness of any of the covenants contained in this Protocol and Justification shall not adversely affect the validity and effectiveness of the others, which shall be fully complied with, obliging the Companies to use their best efforts in order to validly agree to obtain the same effects as the covenant that has been annulled or become ineffective. 8.4. Failure to exercise or late exercise, by any of the Companies, of any of its rights in this Protocol and Justification shall not be deemed a waiver or novation and shall not affect the subsequent exercise of such right. Any waiver shall be effective only if specifically granted and in writing. 8.5. This Protocol and Justification is irrevocable and irreversible, and the obligations assumed by the Companies are also binding upon their successors on any account. 8.6. The assignment of any of the rights and obligations agreed upon in this Protocol and Justification without the prior and express written consent of the Companies is 16 prohibited. 8.7. The Parties and the two witnesses execute this Protocol and Justification electronically, and the Parties expressly represent and agree, for purposes of article 10, paragraph 2 of Provisional Measure No. 2,200-2 of August 24, 2001, that their signatures by such means are binding, effective, and grant authenticity, integrity, and legal validity to the document now signed, making this Protocol and Justification an instrument enforceable out of court for all legal purposes. 9. APPLICABLE LAW AND DISPUTE RESOLUTION 9.1. This Protocol and Justification shall be governed and construed in accordance with the laws of Brazil. 9.2. Any and all disputes that may arise between the Parties as a result of or in relation to this Protocol and Justification shall be finally resolved by arbitration, administered by the Market Arbitration Chamber established by the B3 (“Market Arbitration Chamber”), in accordance with the Arbitration Regulations of said institution in effect at the time of institution of the arbitration. In the event that the Arbitration Regulations of the Market Arbitration Chamber is silent in any respect, the Parties hereby agree to supplementally apply the provisions set forth in Law No. 9,307/1996. 9.3. The Arbitration Court shall consist of three (3) arbitrators (“Arbitration Court”), to be appointed in accordance with the Arbitration Rules of the Market Arbitration Chamber. None of the arbitrators to be appointed shall need to be part of the body of arbitrators of the Market Arbitration Chamber, as permitted by Law No. 9.307/1996. 9.4. The seat of the arbitration shall be in the City of São Paulo, State of São Paulo, Brazil, where the arbitral award shall be rendered. The language of the arbitration shall be Portuguese. 9.5. The arbitrators shall decide based on the applicable Brazilian law, and judgment in equity shall be prohibited. 9.6. The arbitration proceedings and any document and information disclosed within the scope of the arbitration shall be confidential. 9.7. The arbitral award shall be final and binding on the Parties and their successors, and the Parties waive any right of appeal. Each Party has the right to resort to the Judiciary to (i) impose the institution of arbitration; (ii) obtain injunctions for the protection or conservation of rights, prior to institution of the arbitration, if necessary, including to execute any measure that entails specific performance under the terms of paragraph 3 17

[Signature page of the Protocol and Justification of the Merger of Shares of JBS S.A. by JBS Participações Societárias S.A. entered into on April 22, 2025] JBS S.A. _________________________________ __________________________________ By: By: Title: Title: JBS Participações Societárias S.A. _________________________________ __________________________________ By: By: Title: Title: JBS B.V. _________________________________ __________________________________ By: By: Title: Title: Witnesses 1. 2. _________________________________ __________________________________ Name: Name: Identity Card (RG): Identity Card (RG): Taxpayer Card (CPF): Taxpayer Card (CPF): 19

EXHIBIT III APPRAISAL REPORT 166

JBS S.A. Report on the shareholder´s equity calculated based on book value as of December 31, 2024

JBS S.A. Report on the shareholder´s equity calculated based on book value as of December 31, 2024 Index Report on the shareholder´s equity calculated based on book value 3 Statements of financial position 5 Key accounting practices 7

KPMG Auditores Independentes Ltda. Rua Verbo Divino, 1400, Conjunto Térreo ao 801—Parte, Chácara Santo Antônio, CEP 04719-911, São Paulo—SP Caixa Postal 79518—CEP 04707-970—São Paulo—SP—Brasil Telefone +55 (11) 3940-1500 kpmg.com.br Report on the shareholder´s equity calculated based on book value To the Shareholders and Management JBS S.A. São Paulo—SP Audit firm data 1. KPMG Auditores Independentes Ltda., an entity established in the city of São Paulo, at Rua Verbo Divino, 1400, Conjunto Térreo ao 801—Parte, CEP 04719-911, enrolled with the National Register of Legal Entities of the Ministry of Finance under number 57.775.217/0001-29, registered with the Regional Association of Accountants of the State of São Paulo under number 2SP-014428/O-6, represented by its partner, Mr. Fabian Junqueira Sousa, accountant, ID No. 18.151.616-0 and TAX ID No. 249.471.108-80 and registered accountant in the Regional Association of Accountants of the State of São Paulo under number 1SP235639/O-0, residing and domiciled in São Paulo—São Paulo, with office at the same address of the represented entity, appointed by JBS S.A. (the Company) management to perform an evaluation of the shareholder’s equity based on book value as of December 31, 2024, in accordance with the accounting practices adopted in Brazil, presents below the result of its work. Purpose of the evaluation 2. The evaluation of the JBS S.A. shareholder’s equity based on book value as of December 31, 2024 has the purpose to meet the requirement set forth in article 227 of Law 6.404 from 1976, and will be used as basis for the merger of all shares issued by JBS S.A. by JBS Participações Societárias S.A., pursuant to the Memorandum of Merger to be entered into by the parties. Management’s responsibility for the accounting information 3. Management is responsible for the recording of accounting books and for the preparation of financial information in accordance with the accounting practices adopted in Brazil, and for the relevant internal controls determined by Management as necessary to enable the preparation of such financial information that is free from material misstatement, whether due to fraud or error. A summary of the significant accounting policies adopted by the Company is described in attachment II of the report. KPMG Auditores Independentes Ltda., uma sociedade simples brasileira, de responsabilidade limitada e firma-membro da organização global KPMG de firmas-membro independentes licenciadas da KPMG International Limited, uma empresa inglesa privada de responsabilidade limitada. KPMG Auditores Independentes Ltda., a Brazilian limited liability company and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Scope of the work and independent auditors’ responsibility 4. Our responsibility is to express a conclusion on the book value of the Company’s shareholder´s equity as of December 31, 2024, based on the work performed in accordance with the Technical Bulletin CTG 2002, approved by the Federal Association of Accountants, which establishes the application of examination procedures on the statement of financial position. Therefore, we performed the examination of the related Company’s statement of financial position in accordance with Brazilian auditing standards, which require the auditor to comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the shareholder’s equity calculated for the preparation of our report is free from material misstatement. 5. An audit involves performing selected procedures to obtain evidence regarding the recognized amounts. The selected procedures depend on auditor’s judgment, including the risk assessment of material misstatement on the shareholder’s equity, whether due to fraud or error. In making the risk assessment, the auditor considers internal controls that are relevant to the Company’s preparation of the statement of financial position in order to design audit procedures appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. An audit also includes evaluating the appropriateness of accounting policies adopted and the reasonableness of accounting estimates made by management. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our conclusion. Conclusion 6. Based on the work performed, we have concluded that the amount of R$44,780,867,425.93 (forty-four billion, seven hundred and eighty million, eight hundred and sixty-seven thousand, four hundred and twenty-five Brazilian reais and ninety-three cents), according to the statement of financial position as of December 31, 2024, recorded in the company’s accounting records and summarized in Attachment I, represents, in all material respects, the shareholder’s equity of JBS S.A., in accordance with the accounting practices adopted in Brazil. São Paulo, April 1, 2025 KPMG Auditores Independentes Ltda. CRC 2SP-014428/O-6 Original report in Portuguese signed by Fabian Junqueira Sousa Accountant CRC 1SP235639/O-0 KPMG Auditores Independentes Ltda., uma sociedade simples brasileira, de responsabilidade limitada e firma-membro da organização global KPMG de firmas-membro independentes licenciadas da KPMG International Limited, uma empresa inglesa privada de responsabilidade limitada. KPMG Auditores Independentes Ltda., a Brazilian limited liability company and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Scope of the work and independent auditors’ responsibility 4. Our responsibility is to express a conclusion on the book value of the Company’s shareholder´s equity as of December 31, 2024, based on the work performed in accordance with the Technical Bulletin CTG 2002, approved by the Federal Association of Accountants, which establishes the application of examination procedures on the statement of financial position. Therefore, we performed the examination of the related Company’s statement of financial position in accordance with Brazilian auditing standards, which require the auditor to comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the shareholder’s equity calculated for the preparation of our report is free from material misstatement. 5. An audit involves performing selected procedures to obtain evidence regarding the recognized amounts. The selected procedures depend on auditor’s judgment, including the risk assessment of material misstatement on the shareholder’s equity, whether due to fraud or error. In making the risk assessment, the auditor considers internal controls that are relevant to the Company’s preparation of the statement of financial position in order to design audit procedures appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. An audit also includes evaluating the appropriateness of accounting policies adopted and the reasonableness of accounting estimates made by management. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our conclusion. Conclusion 6. Based on the work performed, we have concluded that the amount of R$44,780,867,425.93 (forty-four billion, seven hundred and eighty million, eight hundred and sixty-seven thousand, four hundred and twenty-five Brazilian reais and ninety-three cents), according to the statement of financial position as of December 31, 2024, recorded in the company’s accounting records and summarized in Attachment I, represents, in all material respects, the shareholder’s equity of JBS S.A., in accordance with the accounting practices adopted in Brazil. São Paulo, April 1, 2025 KPMG Auditores Independentes Ltda. CRC 2SP-014428/O-6 Original report in Portuguese signed by Fabian Junqueira Sousa Accountant CRC 1SP235639/O-0 KPMG Auditores Independentes Ltda., uma sociedade simples brasileira, de responsabilidade limitada e firma-membro da organização global KPMG de firmas-membro independentes licenciadas da KPMG International Limited, uma empresa inglesa privada de responsabilidade limitada. KPMG Auditores Independentes Ltda., a Brazilian limited liability company and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. 4

ANNEX I JBS S.A. Statements of financial position (In thousands of Brazilian reais – R$) ASSETS CURRENT ASSETS December 31, 2024 Cash and cash equivalents 4,525,210,180.92 Margin cash 177,635,771.54 Trade accounts receivable 5,525,251,833.03 Inventories 4,468,478,298.02 Recoverable taxes 1,847,884,980.34 Derivatives assets 25,641,241.14 Other current assets 157,080,506.82 TOTAL CURRENT ASSETS 16,727,182,811.81 NON-CURRENT ASSETS Recoverable taxes 6,278,785,508.73 Related party receivables 494,268,879.50 Other non-current assets 278,961,366.51 TOTAL NON-CURRENT ASSETS 7,052,015,754.74 Investments in equity-accounted investees, associates and joint venture 34,774,762,251.40 Property, plant and equipment 13,733,212,933.67 Right of use assets 194,295,193.76 Intangible assets 226,023,118.28 Goodwill 9,085,970,651.18 TOTAL NON-CURRENT ASSETS 65,066,279,903.03 TOTAL ASSETS 81,793,462,714.84

JBS S.A. Statements of financial position (In thousands of Brazilian reais – R$) LIABILITIES AND EQUITY CURRENT LIABILITIES December 31, 2024 Trade accounts payable 5,995,099,100.72 Supply chain finance 1,994,033,716.54 Loans and financing 113,676,964.11 Income taxes 187,835,758.81 Payroll and social charges 1,484,449,225.61 Lease liabilities 79,643,002.62 Dividends payable 2,218,299,869.00 Derivatives liabilities 327,673,439.51 Other current liabilities 1,254,589,219.76 TOTAL CURRENT LIABILITIES 13,655,300,296.68 NON-CURRENT LIABILITIES Loans and financing 6,509,313,005.14 Income taxes and other taxes 177,013,854.20 Payroll and social charges 1,814,171,392.82 Lease liabilities 144,826,235.57 Deferred income taxes 2,520,549,051.38 Provision for legal proceedings 476,817,324.40 Related party payables 10,834,038,914.04 Derivatives liabilities 618,478,689.68 Other non-current liabilities 262,086,525.00 TOTAL NON-CURRENT LIABILITIES 23,357,294,992.23 EQUITY Share capital – commons shares 23,576,206,155.88 Capital reserve 747,381,374.65 Other reserves 24,842,233.29 Profit Reserves 18,347,227,177.65 Accumulated other comprehensive income 3,579,973,233.76 TOTAL EQUITY 44,780,867,425.93 TOTAL LIABILITIES AND EQUITY 81,793,462,714.84

ANNEX II Key accounting practices a) Basis of preparation and measurement The statements of financial position as of December 31, 2024, recorded in the books of accounts, is presented in accordance with accounting practices adopted in Brazil. The statements of financial position sheet has been prepared on the basis of historical cost, unless otherwise noted. b) Functional and presentation currency An entity’s functional currency is the currency of the primary economic environment in which it operates. The statements of financial position is presented in Brazilian reais (R$), which is the Company’s presentation and functional currency. c) Transactions and balances in a currency other than their functional currency Foreign currency transactions are translated into the respective functional currency of each subsidiary using prevailing exchange rates on the dates of the transactions, as described below: i. Assets and liabilities are translated at the current rate at the date of each closing period; II. Income and expenses are translated at the average rate at the date of each closing period; III. All differences resulting from exchange rate translation are recognized in equity, in line with other income and are presented in the statements of comprehensive income under the heading “Accumulated adjustment of translation and exchange variation in subsidiaries”. IV. Foreign exchange gains and losses resulting from the settlement of such transactions and from the remeasurement at period end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of income, under the caption “Finance income” or “Finance expense”. d) Significant accounting judgments and estimates The preparation of these financial statements requires the use of estimates and judgment by management in the application of the Company’s accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates depending upon the variables, assumptions or conditions used by management. Information about the judgments made in applying the accounting policies that have the most significant effects on the amounts recognized in these statements of financial position are: a. Net revenue – transfer of control; b. Share-based compensation; c. Deferred and current income taxes – uncertain tax treatments. Information about assumptions and estimation uncertainties at the reporting date that have a significant risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the next financial year is included in the following notes: a. Fair value measurement for biological assets; b. Recognition and realization of deferred income taxes assets; c. Impairment of financial assets; d. Key assumptions underlying the impairment test of goodwill, property, plant and equipment and intangible assets; e. Key assumptions about the likelihood and magnitude of an outflow of resources related to the provision for legal proceedings; f. Derivative financial instruments and hedge accounting. The Company periodically reviews the estimates and assumptions on an ongoing basis. 1. Cash and cash equivalents, and cash margin Cash and cash equivalents: The Company considers all highly liquid investments with an original maturity of three months or less, readily convertible to known amounts of cash and which are subject to an immaterial risk of changes in fair value to be cash equivalents. The carrying value of these assets approximates their fair values. Margin cash: The Company is required to maintain cash balances with a broker as collateral for exchange-traded futures contracts. These balances are classified as margin cash as they are not available for use by the Company to fund daily operations. The balance of margin cash also include investments in Treasury Bills, linked to the Consumer Price Index - Consumer Price Index (“CPI”), that protect against the risk of inflation (or deflation) when held to maturity. The cash is redeemable when the contracts are settled, therefore they are not considered as cash and cash equivalents. 2. Trade accounts receivable Trade accounts receivable correspond to amounts owed by customers in the ordinary course of business. If the receivable is due within one year or less the account receivable is classified as a current asset, otherwise the receivable is classified as a non-current asset. Accounts receivables are presented at amortized cost less any impairment. Accounts receivable denominated in currencies other than the entities’ functional currency are remeasured using the exchange rate in effect at the end of the reporting period.

3 . Inventories Inventories are stated at the lower of the average cost of acquisition or production and their net realizable value. In the case of finished products and work in progress, cost includes an appropriate share of production overheads based on normal operating capacity, such as purchased raw materials, livestock purchase costs, livestock grow out costs (primarily feed, livestock grower pay and catch and haul costs), labor, manufacturing and production overheads. Biological assets are reclassified to work in progress inventory at the time of slaughter based on their carrying amounts, which is historical cost as described in the explanatory note—Biological assets. 4 . Related Parties Transactions The main balances of assets and liabilities, as well as the transactions resulting in income (loss) for any period, arise from to transactions between related parties or at under market conditions and prices. Transference of costs includes borrowing costs, interest and exchange, when applicable. Other related party transactions recorded The Company entered into an agreement with Banco Original, under which Banco Original acquires receivables held against certain domestic and international customers. The assignments are negotiated without recourse, through the definitive transfer of risks and benefits of the receivables to Banco Original. As of December 31, 2024, the Company had R $1,585,092 in assigned receivables. For the fiscal year ended in 31 of December 2024, the Company recorded financial costs related to this operation in the amount of R$302,815 which were recorded financial statements as financial expenses. As of December 31, 2024, the Company had balances with Banco Original, in the amount of R$327,246 recorded under cash and equivalents of cash. Financial investments, including CDBs (Bank Deposit Certificates) and similar instruments, yield returns equivalent to the CDI (Interbank Deposit Certificate) according to the specified term and investment amount, following market practices. For the fiscal year ended December 31, 2024, interest earned from these investments amounted to R$48,100 recorded in the financial statements as financial income. The Company has cattle purchase commitments for future delivery with certain suppliers, including the related party JBJ Agropecuária (“JBJ”), ensuring the acquisition of cattle at a fixed or adjustable price, without any cash effect on the Company until these commitments mature. Under this forward delivery contract, JBJ has already advanced financing through banks in a reverse factoring arrangement. As of December 31, 2024, the transaction amounted to R$299,200. The Company also engages in bovine by-product purchasing operations for rendering activities with Prima Foods S.A. The Company is the sponsor of the J&F Institute, a business school for young people aiming to train future leaders, offering free, high-quality education. For the fiscal year ended December 31, 2024, the Company made donations totaling R$106,472 recorded in the financial statements as administrative expenses. The Company is also a member of the JBS Fund for the Amazon, a non-profit association aimed at fostering and financing initiatives and projects for the sustainable development of the Amazon biome . During the financial year ended December 31, 2024, the Company made donations totaling R$12,025 recorded in the financial statements as administrative expenses. In its insurance contracting and renewal processes, the Company includes Original Corporate Corretora de Seguros Ltda., a related party, in its panel of insurance brokers, with contracts awarded under standard market conditions. For the fiscal years ended December 31, 2024, and 2023, no expected losses from doubtful debts were recorded, nor were any bad debt expenses recognized related to transactions with related parties. On December 30, 2024, the Company entered into an agreement for the sale of its Hygiene and Beauty operation to the related party Flora Produtos de Higiene e Limpeza S.A. The transaction covers the transfer of assets and operations related to manufacturing and marketing of hygiene and beauty products, according to the terms agreed between the parties. The value of the sale was established at R$ 315 million, subject to working capital adjustments. The completion of the transaction will occur after the fulfillment of the condition’s precedent stipulated in the agreement. The Company did not classify the operation as discontinued on December 31, 2024, as it does not represent a line of business individually significant, corresponding to only 0.2% of the Company’s net assets. On June 26, 2024, the Company entered into an agreement with Âmbar Hidroenergia Ltda. to form a consortium for the joint operation of power plants aimed at generating electricity. The participation in the consortium was defined as 99% for JBS S.A. and 1% for Âmbar Hidroenergia Ltda.. 5 . Income taxes Current taxes The Company and its subsidiaries located in Brazil and abroad are taxed in accordance with the tax laws in effect in each country. The Company analyzes the results of each subsidiary to apply the relevant income tax legislation, aiming to comply with treaties signed by the Brazil and avoid double taxation. Current income tax and social contribution are calculated on the taxable income for the period and any adjustments from prior years. The amount of current tax payable or receivable is recorded based on the best estimate, taking into account uncertainties related to the calculation of such taxes. The effective tax rate is calculated based on the tax laws in effect during each period and in each country where the Company operates. Management periodically evaluates its position on tax matters subject to varying interpretations and recognizes provisions for potential income tax and social contribution payments, when necessary. 8

In accordance with the technical interpretation CPC/IFRIC23, Management has assessed relevant tax decisions, identifying potential divergences in relation to the tax positions adopted by the Company. Based on this analysis, and considering legal opinions and applicable case law, a provision amounting to R$4,714,311 was recognized, reflecting discrepancies regarding the taxation of profits from foreign affiliates located in countries with international treaties. This provision was recorded by reducing the “recoverable taxes” line item, reflecting the potential realization of these amounts in the future. The Company periodically reviews its tax positions where there is uncertainty regarding the tax treatment applied and adjusts the provision as necessary, in line with changes in the prevailing regulatory and legal environment. Deferred taxes The Company’s tax assets or liabilities may be offset against the tax assets or liabilities if the said entities are legally entitled to it make or receive a single net payment and they intend to make or receive that net payment or recover the assets and settle liabilities simultaneously. In the Company, tax calculations refer to known tax uncertainties due to judgments used to calculate tax liabilities in the application of complex tax regulations complex tax regulations, which are constantly evolving in the tax jurisdictions where the Company operates. Deferred taxes will only be recognized if it is probable that it is probable that in the future there will be a positive tax base against which temporary differences can be utilized and losses offset, based on projections of taxable income taxable results as well as technical feasibility studies, submitted annually to the Company’s and its subsidiaries’ management bodies, when applicable. Changes in tax laws and rates may affect deferred tax assets and liabilities recorded in the future. the Administration does not believe that there is a reasonable probability that there will be a material change in the recognized balances, however, at the close of the fiscal year, the calculation may result in a payment that is significantly different from the current estimate of tax liabilities or a change in the effective tax rate in the financial statements due to the complexity of these tax uncertainties. A legal settlement not favorable to the Company would require a cash outflow and could result in an increase in the effective tax rate on assessment; a favorable legal settlement may result in a reduction in the effective tax rate at assessment. Deferred taxes are recognized on tax loss carryforwards and temporary asset and liability differences on tax basis versus book basis. Deferred taxes are not recognized when arising from active and/or passive adjustments that do not affect the tax bases, with the exception of adjustments of business combination adjustments. Deferred taxes are determined using tax rates (and laws) that are effective or substantively effective at the end of the current period and are expected to apply when the deferred tax asset is realized or the deferred tax liability is settled. Deferred tax expense on goodwill amortization is recorded only when there is tax amortization of goodwill in the assessment. . Tax losses in Brazil do not expire, but are limited to the use of 30% of taxable income for the year. The utilization of tax losses in other jurisdictions expires between 10 and 20 years. 6 . Investments in equity-accounted investees, associates and joint venture The investments in associates and joint ventures are accounted using the equity method. Associates are those companies in which the Company has significant influence, without the power to control the financial and/or operating policy decisions. Joint ventures are those in which control is jointly exercised by the Company and one or more partners. The financial statements of its subsidiaries are adjusted to follow the accounting policies established by the Company. All transactions, balances and unrealized gains and losses on transactions between group companies have been eliminated. When the Company acquires more shares or other equity instruments of an entity that it already controls, the gains and losses of this variation of participation are recorded as an increase or decrease in shareholders’ equity under the caption “Capital Transaction”. 7 . Property, plant and equipment Property, plant and equipment are stated at historical cost less accumulated depreciation and impairment losses. Historical cost includes expenditures that are directly attributable to the purchase of the items and the costs attributable to bringing the asset to its working condition for its intended use. When parts of an item of property, plant and equipment have different useful lives, those components are accounted for as separate items of property, plant and equipment. Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with these costs will flow to the Company and they can be measured reliably. The carrying amount of the replaced items or parts are recognized. All other repairs and maintenance costs are charged to the statement of income in the period in which they are incurred. Depreciation is recognized using the straight-line method over the estimated useful lives of the assets. Assets are depreciated to their residual values. Land and construction in progress is not depreciated. The Company assesses the recoverability of long-lived assets whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. When future undiscounted cash flows of assets are estimated to be insufficient to recover their related carrying value, the Company compares the asset’s estimated future cash flows, discounted to present value using a risk-adjusted discount rate, to its current carrying value and records a provision for impairment as appropriate. The assets’ residual values and useful lives are reviewed and adjusted, if needed, at the end of each reporting period and the effect of any change in estimates is accounted for prospectively. 9

At each reporting date, management assesses whether there is an indication that an asset may be impaired. In that case, the estimated recoverable amount will be measured to determine if the asset is impaired. Assets and liabilities are grouped into CGU’s (Cash generating units) for impairment testing purposes. When an assets or CGU’s carrying amount, it is higher than its estimated recoverable amount, it is written down immediately to the recoverable amount. The recoverable amount is the higher amount of the estimate of the assets’ fair value less cost to sell and value in use. [GRAPHIC APPEARS HERE] Gains and losses on disposals are determined by comparing the disposal proceeds with the carrying amount and are recognized within the statement of income. The Company’s construction in progress relates to investments for expansion, modernization and adaptation of plants for the purposes of increasing productivity and obtaining new certifications required by the market. When these assets are completed and placed in service, they are transferred to property, plant and equipment and depreciation commences. During the year ended at December 31, 2024, the Company entered into several purchase commitments for property, plant and equipment in the amount of R$94,927. 8 . Leases The Company recognizes a right of use asset and a lease liability at the lease commencement date. The right of use asset is initially measured at cost and subsequently, at cost less any accumulated depreciation and impairment and adjusted for certain remeasurement of lease liabilities. The lease liability is initially measured at the present value of the lease payments that were not paid at the start date, discounted at the interest rate implicit in the lease agreement. When the implicit rate cannot be readily determined, the incremental borrowing rate is used as discount rate. The Company when measuring and remeasuring its lease liabilities and the right of use, used the discounted cash flow technique without considering projected future inflation in the flows to be discounted. Such technique generates significant distortions in the information provided, given the current reality of long-term interest rates in the Brazilian economic environment. The nature of the expenses related to these leases is recognized as cost of depreciation of right of use assets. Financial expenses on lease obligations are recognized and demonstrated as interest expense. The Company uses the optional exemption to not recognize a right of use asset and lease liability for short term (less than 12 months) and low value leases. The average discount rate used for the present value’s calculation of the lease provision of the identified assets and, consequently, for the monthly accrual of financial interest were 5.83%, accordance with the term of each lease agreement and the economic policy of each subsidiary’s domicile, in accordance with the term of validity of each lease agreement and the economic policy of each country where the subsidiary is domiciled. 9 .. Intangible assets Intangible assets are carried at acquisition cost, net of accumulated amortization and impairment, if applicable. Intangible assets are recognized when it is expected that the assets will generate future economic benefits, taking into consideration the intangible assets’ economic and technological viability. Intangible assets are primarily comprised of trademarks, customer relationships, water and mineral rights, supplier contracts, software and others.. Intangible assets with finite useful lives are amortized over the period of effective use using the straight-line method or a method that reflects the economic benefits of the asset. Intangible assets that are subject to amortization are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized when the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher amount of na asset’s fair value less costs to sell and its value in use. The carrying value of indefinite-lived intangible assets, which refers to trademarks and water rights, are tested at least annually for impairment or more frequently if events or changes in circumstances indicate that the assets may be impaired. If impairment exists, a loss is recognized to write down the indefinite-lived assets to their recoverable amount. Management understands that certain trademarks have indefinite lives due to verifiable history, the nature of the assets and expected use of the asset by the Company. These acquired trademarks have no legal, regulatory or contractual limits on their use, do not depend on the useful life of any asset or group of assets as they existed independently for a substantial time prior to the acquisitions, and they are not related to sectors subject to technological obsolescence or other forms of deterioration in value. Intangible assets acquired in a business combination are recognized at fair value based on valuation methodologies and techniques that often involve the use of a thirdparty valuation firm’s expertise to calculate estimates of discounted cash flows. 1 0. Goodwill The goodwill is recognized under the caption “Investments in subsidiaries, associate and joint venture” because for the investor it is part of its investment in the subsidiary’s acquisition . Therefore, in the Company there is only goodwill from incorporations in the amount of R$9,085,970. For tax purposes, all the goodwill recorded in the Company was fully amortized in the year ended December 31, 2021. Goodwill is an indefinite lived asset and is required to be tested for impairment annually or whenever there is evidence of a decline in fair value. Assets and liabilities are grouped into CGU’s (Cash generating units) for impairment testing purposes. Any impairment loss is recognized immediately in the statement of income and cannot be reversed. 10

[GRAPHIC APPEARS HERE]For impairment testing, assets grouped together into the group of assets which generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or cash generating units (CGUs). Goodwill arising from a business combination is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the combination. CGUs are tested for impairment annually or whenever events and circumstances indicate that the recoverable amount of the CGU is less than its carrying amount. The recoverable amount is the higher of fair value less cost to sell or value in-use. The Company first estimates the value in-use of CGUs and if lower than the carrying amount, the Company will estimate the fair value less cost to sell. During the years ended at December 31, 2024 and 2023, our estimates of the CGU groups’ value in-use exceeded their carrying amounts and therefore estimates of fair value less cost to sell were not determined. The Company estimates of value inuse contain uncertainties due to judgments used in assumptions, including revenue growth, costs and expenses, capital expenditures, working capital and discount rates. The assumptions are based on Management’s estimates as well as comparable data available for market and economic conditions which generate the cash flows. Upon the sale of a business, the goodwill or corresponding portion of goodwill is included in the calculation of profit or loss on disposal. 1 1. Trade accounts payable Trade accounts payable correspond to the amounts owed to suppliers in the ordinary course of business. If the payment period is equivalent to one year or less, the amount is classified as current liabilities, otherwise the corresponding amount is classified as non-current liabilities. Accounts payable are recognized initially at their fair value and are subsequently measured at amortized cost using the effective interest method. 12. Confirmed Risk The Company engage in confirmed risk operations with top-tier financial institutions alongside domestic suppliers. It should be noted that, apart from a relaxation of terms, there were no operational or commercial changes in the process. Additionally, this transaction does not impact the prices set by the suppliers, which remain unchanged compared to the pre-operation values. The primary objective of the agreement is to optimize payment processing and enable the advancement of receivables to participating suppliers, compared to the original invoice due date. For the Company, this operation does not result in a significant extension of payment terms compared to those previously agreed upon with nonparticipating suppliers, but it offers the advantage of early receipt to those involved. Additionally, the Company does not incur additional interest on the amounts owed. Therefore, the amounts involved in the transaction are recorded as accounts payable, maintaining the same nature and function as the Company’s other obligations, and are classified as current liabilities as of December 31, 2024 and 2023. 1 3. Loans and financing Loans and financing are initially recognized at fair value upon receipt of the proceeds, net of transaction costs, and subsequently measured at amortized cost. Below is a schedule showing the Company loans and financing instruments by foreign and local currency. Local currency indicates loans denominated in the functional currency of the borrower. All borrowings denominated in currencies other than the presentation currency (Brazilian Reais) are translated to presentation currency each reporting period. Current amounts include accrued but unpaid interest at period-end. Premiums, discounts and transaction costs are amortized to finance expense using the effective interest method. Debt Registration with the Securities Exchange Commission (SEC): On October 25, 2024, following the effectiveness declaration by the United States Securities and Exchange Commission (SEC), the Company initiated the acceptance period for the Exchange Offer of the 13 existing series of debt securities (“Old Bonds”), which were not registered with the SEC, for new registered debt securities (“New Bonds”). The offer was filed with the SEC on August 25 and expired on November 25, 2024. 1 4. Payroll and social charges Taxes payable in installments:In December 2022, the Brazilian Supreme Court (STF), in a favorable decision regarding the Direct Action of Unconstitutionality (ADI No. 4,395), declared unconstitutional the subrogation of the collection of social security contributions related to the Rural Worker Assistance Fund (FUNRURAL) to slaughterhouses, consumer companies, consignors, or cooperatives purchasing production. As of December 31, 2024, the Company and its subsidiaries have recorded a provision under the “Social Charges Installments” line item amounting to R$1.49 billion related to FUNRURAL installments. As of December 31, 2024, the Company and its subsidiaries settled installments in cash and offset them against recoverable tax balances totaling R$1.49 billion . The Company is still awaiting the approval of the judgment minutes that will proclaim the result, as well as potential modulation of effects by the STF, which will determine the period for which the decision will take effect. 15. Dividends payable The Company’s bylaws require the payment of dividends equal to at least 25% of the annual net income attributable to company shareholders , after the allocation of 5% to the legal reserve, consequently, the Company registers the obligation at the end of the year for the minimum mandatory dividends. The amount of residual dividends from previous fiscal years corresponds to unpaid amounts due to the lack of updated banking details with banks and brokers. This issue, arising from some minority shareholders, prevents the completion of the payment. The Company notifies these shareholders to update their information so that the balance can be settled. The balance of prescribed dividends is absorbed under the “Profit Reserves” account, as they are not distributed within the three-year period. The liability will be maintained as a short-term obligation during the legal period, as the payment is automatically processed once the records are updated. 11

On August 13, 2024, the Company approved the distribution of proposed interim dividends from profit reserves, totaling R$4.44 billion, equivalent to R$2.00 per common share. These interim dividends were paid to shareholders on October 7, 2024. On November 13, 2024, the Company approved the distribution of proposed interim dividends related to profit reserves, in the total amount of R$2.22 billion, corresponding to R$1.00 per ordinary share. The interim dividends were paid to shareholders on January 15, 2025. 1 6. Provision for legal proceedings The preparation of financial statements requires Management to use estimates and assumptions regarding contingencies, which affect the value of assets, liabilities, revenues, and expenses in the current reporting period. In particular, given the uncertainties of a fiscal nature in Brazilian tax legislation, the determination of tax liabilities requires Management to exercise judgment, and the outcome upon realization may differ from the estimates. The Company and its subsidiaries are subject to proceedings of labor, civil, tax, social security, and other natures. Management must estimate the probability of any adverse outcomes from these proceedings as well as the probable losses associated with these matters. Provisions are recognized as liabilities, in administrative expenses, and charges in financial results, when losses are considered probable; that is, when an outflow of resources is likely to be required, and the amount can be reliably measured. When the existence of a present obligation is not deemed probable, the Company discloses contingent liabilities, except in cases where the possibility of an outflow of resources is remote, in which case no provision or disclosure is required. The Company is involved in judicial and administrative proceedings, predominantly in Brazil. The analysis of the probability of losses in these cases takes into account the available evidence, legal norms, jurisprudence, the most recent and relevant judicial decisions, as well as the opinions of in-house legal counsel. Provisions are adjusted for inflation and recorded in net financial results (income/expenses). The average estimated time for the conclusion of proceedings is approximately 2.5 years for labor cases, 4 years for civil cases, and between 5 and 10 years for tax and social security cases. 1 7. Financial instruments The Company and its subsidiaries recognize their financial assets and liabilities at fair value at initial recognition, with the exception of the accounts receivable which is measured at price per transaction, and subsequently measured at amortized cost or fair value through the result based on the business model for managing its assets and the contractual cash flow characteristics of the financial asset. The Purchases or sales of financial assets or liabilities are recognized at the date of the transaction. Financial assets are classified, at initial recognition, as subsequently measured at amortized cost, fair value through other comprehensive income (OCI), and fair value through profit or loss. The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them: I. Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated at initial recognition at fair value through profit or loss. In this category the Company classifies mainly “CDBs and treasury bills” and “Derivative financial instruments”. II. Amortized cost: Represent financial assets and liabilities which Company’s business model is to maintain financial assets in order to receive contractual cash flows and that exclusively constitute principal and interest payments on the principal amount outstanding. Financial assets at amortized cost are subsequently measured using the effective interest method and are subject to impairment. Gains and losses are recognized when the asset is written off, modified or has a reduction in its recoverable value. In this category the Company classifies mainly “Trade accounts receivable”, “Cash and cash equivalents”, “Trade accounts payable” and “Loans and financing”. Financial assets and liabilities are offset and presented net in the balance sheet when there is a legal right to offset the amounts recognized and there is an intention to liquidate them on a net basis or to realize the asset and settle the liability simultaneously. The legal right should not be contingent on future events and should be applicable in the normal course of business and in the event of default, insolvency or bankruptcy of the company or the counterparty. 12

EXHIBIT IV VOTING MAP Final Summary Map of the Extraordinary General Meeting of JBS S.A. held on May 23, 2025 179

Synthetic Map				
	Deliberation Title	Sub item	Deliberation Value	Number of Votes
1	1. Ratify the hiring of KPMG AUDITORES INDEPENDENTES, a limited liability company with principal place of business at Verbo Divino Street, No. 1400, 1st to 8th floors, Chácara Santo Antônio, in the City and State of São Paulo, enrolled with the CNPJ/MF under No. 57.755.217/0001-29, registered with the Regional Accounting Council of São Paulo under No. 2SP-014428/O-6 ("KPMG" or the "Appraiser"), to prepare an appraisal report of the value of the shares issued by JBS S.A. to be merged into JBS Participações in connection with the Merger of Shares, based on the book value of the shares issued by JBS S.A. as of December 31, 2024 ("Base Date") for purposes of verification of the capital increase of JBS Participações, in accordance with article 252 of the Corporation Law ("Appraisal Report"). Simple Resolution - 1 Item		Approve	1,358,831,048
			Reject	277,197,052
			Abstain	420,974,066
2	2. Examine, discuss, and resolve on the Appraisal Report prepared by the Appraiser. Simple Resolution - 1 Item		Approve	1,358,755,127
			Reject	277,186,213
			Abstain	421,060,826
3	3. Examine, discuss, and resolve on the Protocol and Justification, which contains all the terms and conditions of the Dual Listing, including the Merger of Shares and Redemption. Simple Resolution - 1 Item		Approve	1,359,249,364
			Reject	275,545,515
			Abstain	422,207,287
4	4. Examine, discuss, and resolve on the Merger of Shares in the context of the Dual Listing. Simple Resolution - 1 Item		Approve	1,359,255,785
			Reject	275,544,153
			Abstain	422,202,228
5	5. Examine, discuss, and resolve on the non-listing, due to a legal impediment, of JBS N.V. in the B3 "Novo Mercado" segment, pursuant to the sole paragraph of article 46 of the B3 Novo Mercado Regulations, as a result of which JBS S.A. will cease its shares traded on B3. Simple Resolution - 1 Item		Approve	323,519,739
			Reject	278,185,053
			Abstain	423,829,976
6	6. Authorize the management of the Company to take all necessary measures to implement the resolutions that may be approved at the EGM, including, without limitation, the implementation of the Merger of Shares and the resulting subscription of new shares to be issued by JBS Participações as a result of the Merger of Shares, on behalf of the shareholders of the Company. Simple Resolution - 1 Item		Approve	1,357,920,412
			Reject	276,838,448
			Abstain	422,243,306
7	7. Examine, discuss, and resolve on the declaration of the Cash Dividend as provided for in the Management Proposal. Simple Resolution - 1 Item		Approve	1,357,679,400
			Reject	277,124,025
			Abstain	422,198,741